                                                             File No. 33-_______

                  As filed with the SEC on September 21, 1998

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM N-14
        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    X
                                                                  -------
                       Pre-Effective Amendment No.  ___
                        Post-Effective Amendment No. __
                        (Check appropriate box or boxes)

                               THE BRINSON FUNDS
               (Exact Name of Registrant as Specified in Charter)

                                 (312) 220-7100
                        (Area Code and Telephone Number)

                  209 South LaSalle Street, Chicago, IL  60604
                   (Address of Principal Executive Offices --
                     Number, Street, City, State, Zip Code)

                                Carolyn M. Burke
                            209 South LaSalle Street
                            Chicago, IL  60604-1295
                   (Name and Address of Agent for Service --
                     Number, Street, City, State, Zip Code)

                                   Copies to:

                             Bruce G. Leto, Esquire
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA  19103

            Approximate Date of Proposed Public Offering: As soon as
        practicable after this Registration Statement becomes effective under the Securities Act of 1933.

 Title Of Securities Being Registered - Brinson U.S. Small Capitalization Fund
                                 Class I shares
     of beneficial interest, $0.001 par value per share, of the U.S. Small
                           Capitalization Fund series

________________________________________________________________________________

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on October 21, 1998, pursuant to Rule 488.

                               THE BRINSON FUNDS

                             CROSS REFERENCE SHEET
                       (Pursuant to Rule 481(a) under the
                            Securities Act of 1933)

N-14 Item No. and Caption                              Location in Prospectus
-------------------------                              ----------------------

PART A
1.  Beginning of Registration Statement and            Cover Page of Registration Statement; Front Cover Page of
    outside Front Cover Page of Prospectus             Prospectus

2.  Beginning and outside Back Cover Page of           Table of Contents
    Prospectus

3.  Fee Table, Synopsis Information and Risk           Summary; Risk Factors; Comparisons of Some Important
    Factors                                            Features

4.  Information About the Transaction                  Summary; Reasons for the Reorganization; Information About
                                                       the Reorganization

5.  Information About the Registrant                   Prospectus Cover Page; Summary; Comparison of Investment
                                                       Policies and Risks; Information About the Brinson Fund;
                                                       Additional Information Regarding the Brinson Fund

6.  Information About the Company Being                Prospectus Cover Page; Comparison of Investment Policies
    Acquired                                           and Risks; Information About the UBS Fund

7.  Voting Information                                 Prospectus Cover Page; Notice of Special Meeting of
                                                       Shareholders; Solicitation and Revocation of Proxies and
                                                       Voting Information; Principal Shareholders; Summary-Voting
                                                       Information; Voting Information

8.  Interest of Certain Persons and Experts            None

9.  Additional Information Required for                Not Applicable
    Reoffering by Persons Deemed to be
    Underwriters

N-14 Item No. and Caption                              Location in Statement of Additional Information
-------------------------                              -----------------------------------------------

PART B

10.  Cover Page                                        Cover Page of Statement of Additional Information

11.  Table of Contents                                 Table of Contents

12.  Additional Information about the                  The Brinson Funds; Investment Strategies; Investment
     Registrant                                        Restrictions; Management of the Trust; Control Persons and
                                                       Principal Holders of Securities; Investment Advisory and
                                                       Other Services; Portfolio Transactions and Brokerage
                                                       Commissions; Shares of Beneficial Interest; Purchases;
                                                       Redemptions; Performance Calculations; Financial
                                                       Statements; Corporate Debt Ratings

13.  Additional Information about the Company          Incorporation of Documents by Reference in the Statement of
     being Acquired                                    Additional Information

14.  Financial Statements                              Incorporation of Documents by Reference in the Statement of
                                                       Additional Information

PART C-OTHER INFORMATION

Part C contains the information required by Items 15-17 under the items set forth in the Form.

Dear Shareholder:

          Enclosed is a Notice of Meeting for a Special Shareholders Meeting which has been called for December 15, 1998 at _____ a.m., at ____________________. The accompanying Prospectus/Proxy Statement details a proposal being presented for your consideration and requests your prompt attention and vote via the enclosed proxy card.

     PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND RETURN THE ENCLOSED PROXY CARD!

          This meeting is critically important as you are being asked to consider and approve an Agreement and Plan of Reorganization which would result in an exchange of shares in your fund, the UBS Small Cap Fund (the "UBS Fund") of UBS Private Investor Funds, Inc. (the "Corporation") for the Brinson U.S. Small Capitalization Fund Class I shares ("Class I Shares") of beneficial interest of the U.S. Small Capitalization Fund (the "Brinson Fund"), a newly created, comparable fund managed by Brinson Partners, Inc. ("Brinson" or the "Advisor") that is a series of The Brinson Funds. On the date of the exchange, you will receive Class I Shares in the Brinson Fund equal in value to your investment in the UBS Fund of the Corporation. Thereafter, the value of your investment will fluctuate with market conditions and the investment performance of the Class I Shares of the Brinson Fund.

          The proposed reorganization is intended to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended, as further described in the accompanying Prospectus/Proxy Statement.

          This transaction is being proposed because of the recent merger of Union Bank of Switzerland, the corporate parent of the UBS Fund's investment adviser and sub-investment adviser, and Swiss Bank Corporation, the corporate parent of the Brinson Fund's investment adviser, to form UBS A.G. In an effort to promote more efficient operations, to eliminate duplicate costs and to enhance the distribution of shares, UBS A.G. and Brinson proposed that the UBS Fund be reorganized into the Brinson Fund. The Brinson Fund has an identical investment objective and similar investment policies to the UBS Fund. In addition, the Trust possesses certain operating economies of scale which allow shareholders to enjoy a relatively low cost investment program while receiving a high level of service and communications.

          Please take the time to review this document and vote now!  To ensure
                                                                ---
that your vote is counted, indicate your position on the enclosed proxy card(s). Sign and return your card(s) promptly. If you determine at a later date that you wish to attend the meeting, you may revoke your proxy and vote in person.

          Thank you for your attention to this matter.

                                              Sincerely,


                                              Paul J. Jasinski
                                              President

                               PRELIMINARY COPY

                       UBS PRIVATE INVESTOR FUNDS, INC.
                              UBS SMALL CAP FUND
                             200 Clarendon Street
                         Boston, Massachusetts  02116

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        To Be Held on December 15, 1998

To the Shareholders:

          NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of the UBS Small Cap Fund (the "UBS Fund") of the UBS Private Investor Funds, Inc. (the "Corporation") will be held at __________________________ on December 15, 1998, at ______ a.m., Eastern time, for the following purposes:

     1. To approve or disapprove an Agreement and Plan of Reorganization between the Corporation, on behalf of the UBS Fund, and The Brinson Funds (the "Trust"), on behalf of the U.S. Small Capitalization Fund (the "Brinson Fund"), that provides for the acquisition of substantially all of the assets and liabilities of the UBS Fund in exchange for the Brinson U.S. Small Capitalization Fund Class I shares ("Class I Shares") of beneficial interest of the Brinson Fund, a series of the Trust, the distribution of such shares to the shareholders of the UBS Fund, and the dissolution of the UBS Fund.

     2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

          The attached Prospectus/Proxy Statement provides more information concerning each of the foregoing matters, including the transaction contemplated by the Agreement and Plan of Reorganization. A copy of the Agreement and Plan of Reorganization is attached as Exhibit A.

          Shareholders of record as of the close of business on ____________, 1998, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                         By Order of the
                                         Board of Directors,

                                         Susan C. Mosher
                                         Secretary
______________, 1998


          IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, THE BOARD OF DIRECTORS URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY SO THAT A QUORUM MAY BE ENSURED.

                    Combined Prospectus and Proxy Statement

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
COVER PAGE.................................................................Cover
SOLICITATION AND REVOCATION OF PROXIES AND VOTING INFORMATION...................
PRINCIPAL SHAREHOLDERS..........................................................
PROPOSAL 1:  TO APPROVE THE AGREEMENT AND PLAN..................................
  OF REORGANIZATION.............................................................
SUMMARY.........................................................................
  Proposed Transaction..........................................................
  Voting Information............................................................
  Federal Income Tax Consequences...............................................
COMPARISONS OF SOME IMPORTANT FEATURES..........................................
  Investment Objectives and Policies............................................
  Management of the Corporation and the Trust...................................
  Fees and Expenses.............................................................
  Distribution Services.........................................................
  Pro Forma Fee Table for the UBS Fund and the Brinson Fund.....................
  Purchase Price, Redemption Price, Exchanges, Dividends and Distributions......
  Special Information Regarding the UBS Fund's Two-Tier Structure...............
  Risk Factors and Comparison of Policies.......................................
REASONS FOR THE REORGANIZATION..................................................
  The Merger of Union Bank of Switzerland and Swiss Bank Corporation............
  Reorganization................................................................
INFORMATION ABOUT THE REORGANIZATION............................................
  Method of Carrying Out the Reorganization.....................................
  Conditions Precedent to Closing...............................................
  Expenses of the Transaction...................................................
  Federal Income Tax Consequences...............................................
  Description of the Class I Shares of the Brinson Fund.........................
  Capitalization................................................................
COMPARISON OF INVESTMENT POLICIES AND RISKS.....................................
  The Brinson Fund and the UBS Fund.............................................
  Investment Policies...........................................................
  Investment Restrictions.......................................................
  Risk Factors..................................................................
INFORMATION ABOUT THE BRINSON FUND..............................................
INFORMATION ABOUT THE UBS FUND..................................................
TRANSFER AGENT AND CUSTODIAN....................................................
SHAREHOLDER INQUIRIES...........................................................
EXHIBIT A - Agreement and Plan of Reorganization.............................A-1
EXHIBIT B - Additional Information Regarding the Brinson Fund................B-1

                               PRELIMINARY COPY

                    COMBINED PROSPECTUS AND PROXY STATEMENT

                              Dated_______, 1998

                       Acquisition of the Assets of the
                             UBS Small Cap Fund of
                       UBS PRIVATE INVESTOR FUNDS, INC.


By and in exchange for the Brinson U.S. Small Capitalization Fund Class I shares of
                     the U.S. Small Capitalization Fund of
                               THE BRINSON FUNDS


          This Prospectus/Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of the UBS Private Investor Funds, Inc. (the "Corporation"). The Corporation is a series investment company with six series of shares. Each such series represents an interest in a separate investment portfolio, designated as the UBS Bond Fund, UBS High Yield Bond Fund, UBS Value Equity Fund (formerly UBS U.S. Equity Fund), UBS Large Cap Growth Fund, UBS Small Cap Fund and UBS International Equity Fund. This Prospectus/Proxy Statement relates solely to the UBS Small Cap Fund (the "UBS Fund"). The remaining five series of the Corporation, other than the UBS Fund, are referred to in this Prospectus/Proxy Statement as the "UBS Series," and the UBS Fund and the UBS Series are collectively referred to as the "UBS Funds."

          Proxies solicited will be voted at a Special Meeting of Shareholders to approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan"). The Agreement and Plan provides for the acquisition of substantially all of the assets and liabilities of the UBS Fund of the Corporation by the U.S. Small Capitalization Fund (the "Brinson Fund") of The Brinson Funds (the "Trust"), a newly created series of the Trust which is managed by Brinson Partners, Inc. ("Brinson" or the "Advisor") and which has an investment objective that is identical and investment policies that are substantially similar to the UBS Fund, in exchange solely for the Brinson U.S. Small Capitalization Fund Class I shares ("Class I Shares") of beneficial interest of the Brinson Fund. Concurrently with the transaction proposed with respect to the UBS Fund, shareholders of each UBS Series will be approving an agreement and plan of reorganization relating to the sale of each UBS Series' assets and liabilities to another Trust series managed by Brinson with similar investment objectives and policies. A separate vote will be conducted for each of the UBS Funds, and the six reorganizations of the UBS Funds are independent of each other.

          Following such transfer, the Class I Shares of the Brinson Fund will be distributed to shareholders of the UBS Fund in liquidation of such Fund and individual shareholders of the UBS Fund will receive that number of the Class I Shares of the Brinson Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the UBS Fund. Thereafter, the Corporation will file an application pursuant to Section 8(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), for an order declaring that it has ceased to be an investment company; provided that the shareholders of each UBS Series also approve the sale of each UBS Series' assets to a corresponding Trust series.

          The Trust consists of thirteen separate investment series: Global Fund, Global Equity Fund, Global Bond Fund, Emerging Markets Debt Fund, Emerging Markets Equity Fund, U.S. Balanced Fund, U.S. Large Capitalization Equity Fund, U.S. Equity Fund, U.S. Bond Fund, Non-U.S. Equity Fund, U.S. Large Capitalization Growth Fund, U.S. Small Capitalization Fund and High Yield Bond Fund (individually, a "Trust Series" and collectively, the "Trust Series"). Each Trust Series offers three separate classes of shares, the Class N shares, the UBS Investment Fund class shares, and the Class I shares.

          The Brinson Fund is a diversified series of the Trust, with its principal offices located at 209 South LaSalle Street, Chicago, Illinois 60604-1295, (800) 448-2430. The Brinson Fund has an investment objective that is identical to that of the UBS Fund. The Brinson Fund's investment objective is to provide long-term capital appreciation. The Brinson Fund attempts to achieve its investment objective by investing primarily in the equity securities of small capital growth companies.

          The UBS Fund is a diversified series of the Corporation, with its principal offices located at 200 Clarendon Street, Boston, Massachusetts 02116,
(888) 827-3863. The UBS Fund's investment objective is to provide long-term capital appreciation. The UBS Fund seeks to achieve its investment objective by investing all of its investable assets in the UBS Small Cap Portfolio (the "UBS Portfolio"), a series of UBS Investor Portfolios Trust (the "UBS Trust"), a registered management investment company. The investment policies and restrictions and, consequently, the risks of investing in the Brinson Fund are substantially similar to those of the UBS Fund, but differ in certain respects as described more fully under "COMPARISON OF INVESTMENT POLICIES" in this Prospectus/Proxy Statement.

          This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Brinson Fund and the Trust that a prospective investor should know before investing. A Statement of Additional Information dated ______________, 1998, relating to this Prospectus/Proxy Statement, the transaction described herein and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC" or the "Commission") and is incorporated by reference into this Prospectus/Proxy Statement. A copy of that Statement may be obtained without charge by writing to the address noted above or by calling (800) 448-2430. The Trust will furnish, without charge, a copy of its annual and semi-annual reports to a shareholder upon request by writing to the Trust at the address noted above or by calling (800) 448-2430.

          A prospectus, statement of additional information, and annual report to shareholders, dated December 31, 1997, relating to the UBS Fund of the Corporation are also on file with the SEC (File Nos. 33-64401; 811-07431), each of which is incorporated by reference herein and is available without charge upon request to the Corporation. This Prospectus/Proxy Statement will first be sent to shareholders on or about ________, 1998.

          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS
PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE CORPORATION OR THE TRUST.

          SHARES OF THE UBS FUND AND THE BRINSON FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE UBS FUND AND THE BRINSON FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

         SOLICITATION AND REVOCATION OF PROXIES AND VOTING INFORMATION

          The enclosed proxy is solicited by and on behalf of the Board of Directors of the Corporation in connection with the Special Meeting of Shareholders of the UBS Fund to be held at __________________, on December 15, 1998 at _____ a.m. Eastern time (the "Meeting"), and at any or all adjournments thereof. You may revoke your proxy at any time before it is exercised by delivering a written notice to the Corporation expressly revoking your proxy, by signing and forwarding to the Corporation a later-dated proxy, or by attending the Meeting and casting your votes in person.

          The Corporation will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record by such persons. Such broker-dealer firms, custodians, nominees and fiduciaries may be reimbursed for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will not be borne by the Trust or the Corporation. In addition to solicitations by mail, some of the officers and employees of UBS A.G., without additional remuneration, may conduct additional solicitations by telephone, telegraph and personal interviews.

          Shareholders of record of the UBS Fund at the close of business on [________, 1998] (the "Record Date") will be entitled to vote at the Meeting or any adjournment thereof. On the Record Date, there were __________ outstanding shares of the UBS Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the UBS Fund held on the Record Date.

          The Board of Directors does not intend to bring any matters before the Meeting other than the proposal described below and is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxyholders for which discretion has been granted will vote shares in accordance with the views of management.

          In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal set forth in the Notice of Special Meeting of Shareholders are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" any proposal in favor of adjournment and will vote those proxies required to be voted "AGAINST" any such proposal against any adjournment.

          For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Abstentions and broker non-votes would be treated in the same manner with respect to the Trust.

          The proxyholders will vote all proxies received. It is the present intention that, absent contrary instructions, the enclosed proxy will be voted for the approval of the Agreement and Plan; and in the discretion of the proxyholders, upon such other matters not now known or determined as may legally come before the Meeting.

                            PRINCIPAL SHAREHOLDERS

          As of the Record Date, the following person(s) owned beneficially more than 5% of the outstanding voting shares of the UBS Fund: ___________ at [address] owned _______ shares (___%).
---------

          All of the respective officers and directors of the Corporation and the officers and trustees of the Trust, as a group, owned less than 1% of the outstanding voting securities of the UBS Fund and the Brinson Fund, as relevant.

        PROPOSAL 1: TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

                                    SUMMARY

          This summary of certain information contained in this Prospectus/Proxy Statement is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus of the UBS Fund and the Agreement and Plan of Reorganization (the "Agreement and Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

PROPOSED TRANSACTION.  At meetings of the Board of Directors of the Corporation,
--------------------
the directors of the Corporation, including a majority of the directors who are not "interested persons" of the Corporation, as defined in the 1940 Act (the "Independent Directors"), considered and subsequently approved the Agreement and Plan providing for the transfer of substantially all of the assets and liabilities of the UBS Fund of the Corporation in exchange solely for the Class I Shares of beneficial interest of the Brinson Fund. (This proposed transaction is referred to in this Prospectus/Proxy Statement as the "Reorganization.") The value of Class I Shares issued by the Brinson Fund in connection with the Reorganization will equal the value of the net assets of the UBS Fund acquired by the Brinson Fund.

          Pursuant to the Agreement and the Plan, the Class I Shares issued by the Brinson Fund to the UBS Fund will be distributed to the shareholders of the UBS Fund in liquidation of the UBS Fund. As a result, shareholders of the UBS Fund will cease to be shareholders of such Fund and will instead be the owners of that number of full and fractional Class I Shares of the Brinson Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the UBS Fund on the closing date of the Reorganization.

          After presentations by representatives of Brinson and UBS A.G., the investment adviser to the UBS Portfolio of UBS Trust, discussing why, in their views, the proposal should be approved, the Board of Directors of the Corporation, including all of the Independent Directors present at the meetings at which the Reorganization was approved, concluded that the Reorganization is in the best interests of the shareholders of the UBS Fund and, therefore, recommended approval of the Agreement and Plan. The Board of Directors of the Corporation and the Board of Trustees of the Trust, respectively, also concluded that no dilution would result to the shareholders of the Corporation or the Trust as a result of the Reorganization.

VOTING INFORMATION. Approval of the Agreement and Plan requires the favorable
------------------
vote of a majority of the holders of the outstanding shares of the UBS Fund entitled to vote.

          Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share, of the UBS Fund held on the Record Date. IF YOU GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED IN FAVOR OF THE AGREEMENT AND PLAN.

FEDERAL INCOME TAX CONSEQUENCES.  Consummation of the Reorganization is subject
-------------------------------
to the receipt of a tax opinion by counsel to the Trust substantially to the effect that, among other things, no gain or loss will be recognized by the UBS Fund or its shareholders for federal income tax purposes as a result of such Reorganization; the holding period and aggregate tax basis of Class I Shares of the Brinson Fund received by a shareholder of the UBS Fund will be the same as the holding period and aggregate tax basis of the shareholder's shares of the UBS Fund; and the holding period and tax basis of the assets of the UBS Fund in the hands of the Brinson Fund as a result of the Reorganization generally will be the holding period and tax basis of those assets in the hands of the UBS Fund from which they were acquired immediately prior to the Reorganization. It is anticipated that the Brinson Fund will continue to hold the investable assets of the UBS Fund with disposition of such assets only in the normal course of business.

                    COMPARISONS OF SOME IMPORTANT FEATURES

INVESTMENT OBJECTIVES AND POLICIES.  The Brinson Fund and the UBS Portfolio have
----------------------------------
an identical investment objective: to provide long-term capital appreciation. The Brinson Fund seeks to achieve its investment objective by investing in the equity securities of small capital growth companies. Unlike the Brinson Fund, however, the UBS Fund seeks to achieve its investment objective by investing all of its investable assets in the corresponding UBS Portfolio, a series of the UBS Trust, a separate registered investment company, which UBS Portfolio has the same investment objective and policies as the UBS Fund. The UBS Portfolio seeks to achieve its investment objective by investing in common stocks and other equity securities of small capital growth companies.

MANAGEMENT OF THE CORPORATION AND THE TRUST.  Similar to the Corporation and its
-------------------------------------------
Board of Directors, the management of the business and affairs of the Trust is the responsibility of its Board of Trustees. The Corporation is organized as a corporation under the laws of the State of Maryland, and the Trust is organized as a business trust under the laws of the State of Delaware. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust.

          The Corporation, on behalf of the UBS Fund, has not retained the services of an investment adviser since the UBS Fund seeks to achieve its investment objective by investing all of its investable assets in the UBS Portfolio. UBS A.G., a universal bank organized under the laws of and having its principal executive offices in Switzerland, through its New York office, located at 10 East 50/th/ Street, New York, New York 10022 (the "UBS Adviser"), serves as the investment adviser of the UBS Portfolio pursuant to an investment advisory agreement. UBS Brinson Inc., a wholly-owned subsidiary of UBS A.G., located at 10 East 50/th/ Street, New York, New York 10022 (the "UBS Sub-Adviser"), serves as the sub-investment adviser to the UBS Portfolio.

          The Brinson Fund invests its assets directly in portfolio securities and is advised and managed by Brinson, 209 South LaSalle Street, Chicago, Illinois 60604-1295. Brinson is a wholly-owned subsidiary of UBS A.G.

FEES AND EXPENSES.  Pursuant to the UBS Trust's investment advisory agreement,
-----------------
the UBS Portfolio pays the UBS Adviser a fee for its services, calculated daily and paid monthly, equal on an annual basis to a rate of 0.60% of the UBS Portfolio's average daily net assets. Pursuant to a sub-advisory agreement between the UBS Adviser and the UBS Sub-Adviser, the UBS Adviser pays the UBS Sub-Adviser a fee, calculated daily and payable monthly, at an annual rate equal to 0.40% of the UBS Portfolio's first $25 million of average net assets, 0.325% of the next $25 million of average net assets, and 0.25% of the UBS Portfolio's average net assets in excess of $50 million. The UBS Adviser has voluntarily agreed to waive its fees and reimburse the UBS Fund and the UBS Portfolio for any of their respective operating expenses to the extent that the UBS Fund's total operating expenses (including its share of the UBS Portfolio's expenses) exceed, on an annual basis, 1.20% of the UBS Fund's average daily net assets.

          Pursuant to its investment advisory agreement with the Advisor, the Trust, on behalf of the Brinson Fund, is obligated to pay to Brinson a monthly fee at the annual rate of 1.00% of the Brinson Fund's average daily net assets, subject to certain fee waivers and expense reimbursements as further described below.

          The UBS Portfolio employs IBT Trust and Custodial Services (Ireland) LMTD ("IBT Ireland"), a subsidiary of Investors Bank and Trust Company ("Investors Bank"), and the UBS Fund employs Investors Bank, as administrators, respectively, under administration agreements (collectively, the "UBS Administration Agreements") to provide certain administrative services to the UBS Portfolio and the UBS Fund. The services provided by IBT Ireland and Investors Bank under the UBS Administration Agreements include certain accounting, clerical, and bookkeeping services, blue sky (for the UBS Fund only), corporate secretarial services and assistance in the preparation and filing of tax returns and reports to shareholders and the SEC. For the services Investors Bank provides under the administration agreement with the UBS Fund, the UBS Fund pays Investor Bank a fee which is calculated daily and paid monthly, equal, on an annual basis, to 0.065% of the UBS Fund's first $100 million average daily net assets and the 0.025% of the next $100 million average daily net assets. Investors Bank does not receive a fee from the UBS Fund on average daily net assets in excess of $200 million. For the services IBT Ireland provides under the administration agreement with the UBS Portfolio, the UBS Portfolio pays IBT Ireland a fee which is calculated daily and paid monthly, equal, on an annual basis, to 0.07% of the UBS Portfolio's first $100 million average daily net assets and 0.05% of the average daily net assets in excess of $100 million.

          The Brinson Fund receives administrative services pursuant to a Multiple Series Agreement (the "Services Agreement") entered into by the Trust, on behalf of each Trust Series, including the Brinson Fund, and Morgan Stanley Trust Company ("MSTC"), pursuant to which MSTC is required to provide general administrative, accounting, portfolio evaluation, transfer agency and custodian services to the Trust Series, including the coordination and monitoring of any third party series providers. As authorized under the Services Agreement,

MSTC has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to each Trust Series.

          For its administrative, accounting, transfer agency and custodian services, MSTC receives the following as compensation from the Trust on an annual basis: 0.0025% of the average daily U.S. assets of the Trust; 0.0525% of the average daily non-U.S. assets of the Trust; 0.3250% of the average daily emerging markets equity assets of the Trust; and 0.019% of the average daily emerging markets debt assets of the Trust. MSTC receives an additional fee of 0.075% of the average daily net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any Trust Series into any other investment company sponsored or managed by the Advisor and assets of a Trust Series that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by MSTC and any third party service provider in providing such services. Pursuant to the CGFSC Agreement, MSTC pays CGFSC for services that CGFSC provides to MSTC in fulfilling MSTC's obligations under the Services Agreement.

          The annualized ratio of operating expenses to average net assets for the UBS Fund for the period of September 30, 1997 (commencement of operations) through December 31, 1997 was 1.20%. The annualized ratio of operating expenses to average net assets for the six month period ended June 30, 1998 was 1.20%. These ratios (i) include the UBS Fund's share of the UBS Portfolio's expenses, and (ii) are net of fee waivers and expense reimbursements. Without such fee waivers and expense reimbursements by the UBS Adviser, the ratios of total operating expenses to average net assets for the period of September 30, 1997 through December 31, 1997, and for the six months ended June 30, 1998, would have been 3.63% and 1.95%, respectively. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 2.43% (annualized), for the period September 30, 1997 through December 31, 1997. In addition, prior to December 22, 1997, investment advisory services were provided to the UBS Portfolio without compensation.

          The Brinson Fund and its Class I shares, which have not yet engaged in any activities, will commence operations at the Closing Date (as hereinafter defined), currently scheduled for ________, 1998, or such later date as the parties may determine. For the fiscal year ending June 30, 1999, the estimated annualized ratio of operating expenses to average net assets for the Class I Shares of the Brinson Fund is 1.15%. The Advisor has irrevocably agreed to waive its fees and to reimburse certain expenses of the Brinson Fund so that the Fund's total operating expenses never exceed 1.15% of the Brinson Fund's average net assets.

DISTRIBUTION SERVICES. Pursuant to a Distribution Agreement, First Fund
---------------------
Distributors, Inc. ("First Fund") serves as the distributor of the UBS Fund's shares. First Fund does not receive a fee pursuant to the terms of the distribution agreement, but receives compensation from the Administrator. The address of First Fund is 4455 East Camelback Road, Phoenix, Arizona 85018. Pursuant to an underwriting agreement, Funds Distributor, Inc. ("FDI") acts as underwriter to the Trust to facilitate the filing of notices regarding the sale of the shares of the Trust. FDI's fees for such services are borne by the Advisor. The address of FDI is 60 State Street, Suite 1300, Boston, Massachusetts 02109.

                    PRO FORMA FEE TABLE FOR THE UBS FUND AND THE BRINSON FUND
                                      AS OF JUNE 30, 1998
                                          (UNAUDITED)
                                                              Actual                             Pro Forma
                                                     -------------------------
                                                 UBS Fund/1/        Brinson Fund/2/          After Transaction
                                                 -----------        ---------------          -----------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
     Sales Load Imposed on Purchases                None                 None                      None
     Sales Load Imposed on Reinvested               None                 None                      None
        Dividends
     Deferred Sales Load                            None                 None                      None
     Redemption Fees                                None                 None                      None
     Exchange Fee                                   None                 None                      None
ANNUAL FUND OPERATING EXPENSES
------------------------------
     (as percentage of average net assets at
     June 30, 1998):
Management Fees (after fee waivers and
     reimbursements)...........................     0.01%               1.00%                     1.00%
 12b-1 Fees....................................     None                 None                      None
Other Expenses (after fee waivers and
     reimbursements)...........................     1.19%               0.15%                     0.15%
Total Operating Expenses (after fee waivers
     and reimbursements).......................     1.20%               1.15%/3/                  1.15%

____________________________
/1/The UBS Adviser had agreed to waive fees and reimburse the UBS Fund and the UBS Portfolio for any of their respective operating expenses to the extent that the UBS Fund's total operating expenses (including its share of the UBS Portfolio's expenses) exceed, on an annual basis, 1.20% of the UBS Fund's average daily net assets. If there were no waiver in effect, the UBS Portfolio's advisory fee would be equal, on an annual basis, to 0.60% of the UBS Portfolio's average daily net assets and the total operating expenses of the UBS Fund expected to be incurred by the UBS Fund for the fiscal year ending December 31, 1998 would be 2.14%.

/2/The Brinson Fund has not yet engaged in activity and has no assets;
   therefore, "Other Expenses" for the Brinson Fund is based on estimated amounts for the current fiscal year.

/3/As reflected in the table above, the Advisor has agreed to irrevocably waive its fees and to reimburse certain expenses so that total operating expenses of the Brinson Fund do not exceed 1.15%.


EXAMPLE:


     Based on the level of expenses listed above after waivers and reimbursements, an investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:


                                1 Year             3 Years            5 Years           10 Years
                                ------             -------            -------           --------
UBS Fund                          $12                $38                $66               $145
Brinson Fund                      $12                $37                $63               $140
(After proposed transaction)

____________________________
          The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.



PURCHASE PRICE, REDEMPTION PRICE, EXCHANGES, DIVIDENDS AND DISTRIBUTIONS.
------------------------------------------------------------------------
Shares of the UBS Fund and the Class I Shares of the Brinson Fund are sold on a continuous basis at their respective net asset values per share. The minimum initial investment in the UBS Fund is $25,000, except that the minimum initial investment is $10,000 for shareholders of another UBS Series. The minimum subsequent investment for all investors is $5,000. The minimum initial investment for employees of UBS A.G. or its affiliates is $5,000, and the minimum subsequent investment is $1,000. Certain tax deferred retirement plan programs (including Individual Retirement Accounts ("IRAs")) are subject to a minimum initial investment of $2,000, and subsequent investments must be $500.


          The minimum initial investment for Class I Shares of the Brinson Fund is $1,000,000. Subsequent investments for Class I Shares will be accepted in minimum amounts of $2,500. The minimum initial investment pursuant to an automatic investment plan is $1,000,000, with subsequent minimum investments of $500. The minimum purchase requirement for IRAs is $2,000. The Brinson Fund has agreed to waive the minimum initial investment requirement in connection with the Reorganization. The subsequent minimum investment requirement will be applied to UBS Fund shareholders who make additional investments after the Reorganization.

          Shares of the UBS Fund, the UBS Portfolio and the Brinson Fund may be redeemed at their respective net asset values per share. With respect to the Brinson Fund, redemptions in excess of $250,000 or 1% of net assets in any 90-day period may be subject to certain conditions.

          Shares of the UBS Fund may be exchanged for shares of the UBS Series, subject to certain limitations, as provided in the UBS Fund's prospectus. Class I Shares of the Brinson Fund may be exchanged for shares of the same class of any other Trust Series, subject to certain limitations, as provided in Exhibit B to this Prospectus/Proxy Statement. While the Corporation has five other series of shares with which the UBS Fund shareholders may exchange their shares, the Trust has twelve other series of shares with which the Brinson Fund shareholders may exchange their shares.

          The UBS Fund and the Brinson Fund have policies of distributing substantially all of their net investment income and net capital gains to their respective shareholders. The UBS Fund declares and pays dividends annually. The Brinson Fund distributes its net investment income semi-annually in June and December, and distributes annually in December substantially all of its net long-term capital gains and any undistributed net short-term capital gains realized during the period. Any aggregate net capital gains realized from the sale of portfolio securities of the UBS Fund and the Brinson Fund are distributed at least once each year unless they are used to offset capital losses carried forward from prior years, in which case no capital gains will be distributed to the extent they offset such capital losses. Dividends and capital gains distributions are automatically reinvested by the UBS Fund and the Brinson Fund in additional shares at the then current net asset value, unless and until the shareholder requests to receive them in cash.

SPECIAL INFORMATION REGARDING THE UBS FUND'S TWO-TIER STRUCTURE.  An investment
---------------------------------------------------------------
in the UBS Fund is subject to certain special considerations due to the UBS Fund's two-tier structure, whereby it invests all of its assets in the corresponding UBS Portfolio of the UBS Trust and the UBS Portfolio invests directly in securities. The following discussion summarizes the considerations that are present in a two-tier fund structure. These considerations do not apply to an investment in the Brinson Fund.

          In addition to selling beneficial interests to the UBS Fund, the UBS Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the UBS Portfolio on the same terms and conditions and will pay a proportionate share of the UBS Portfolio's expenses. However, the other investors investing in the UBS Portfolio are not required to sell their shares at the same public offering price as the UBS Fund due to variations in pricing structures and other operating expenses. These differences may result in differences in returns experienced by investors in the different funds that invest in the UBS Portfolio. Such differences in returns, however, are also present in other mutual fund structures.

          Smaller funds investing in the UBS Portfolio may be materially affected by the actions of larger funds investing in the UBS Portfolio. For example, if a large fund withdraws from the UBS Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby lowering returns. Additionally, because the UBS Portfolio would become smaller, it may become less diversified, resulting in potentially increased portfolio risk (however, those possibilities also exist for traditionally structured funds that have large or institutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the UBS Portfolio could have effective voting control of its operations. Except as permitted by the SEC, whenever the UBS Fund is requested to vote on matters pertaining to the UBS Portfolio, the Corporation will hold a meeting of UBS Fund shareholders and will cast all of its votes proportionately as instructed by the UBS Fund's shareholders. UBS Fund shareholders who do not vote will not affect the UBS Fund's votes at the UBS Portfolio meeting. The percentage of the Corporation's votes representing the UBS Fund shareholders not voting will be voted by the Corporation in the same proportion as the UBS Fund shareholders who do, in fact, vote.

          Certain changes in the UBS Portfolio's investment objective, policies or restrictions, or a failure by the UBS Fund's shareholders to approve a change in the UBS Portfolio's investment objective or restrictions, may require the UBS Fund to withdraw its investments in the UBS Portfolio. Any such withdrawal could result in an in-kind distribution of portfolio securities (as opposed to a cash distribution) by the UBS Portfolio to the UBS Fund. In no event, however, will securities which are not readily marketable exceed 15% of the total value of such in-kind distribution. Such a distribution may result in a UBS Fund having a less diversified portfolio of investments or adversely affect the UBS Fund's liquidity, and the UBS Fund could incur brokerage, tax or other charges in converting such securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

          The UBS Fund may withdraw its investment in the UBS Portfolio at any time if the Board of Directors of the Corporation determines that it is in the best interests of the UBS Fund to do so. Upon any such withdrawal, the Board of Directors of the Corporation would consider what action might be taken, including the investment of all the UBS Fund's assets in another pooled investment entity having the same investment objective and restrictions as the UBS Fund or the retaining of an investment adviser to manage the UBS Fund's assets in accordance with its investment policies.

RISK FACTORS AND COMPARISON OF POLICIES.  Because the investment objectives of
---------------------------------------
the UBS Fund and the Brinson Fund are identical, and the investment policies are similar, the investment risks associated with an investment in the UBS Fund are generally the same as those of the Brinson Fund. There are, however, some distinctions in the investment program of the UBS Fund and the Brinson Fund.
For example, (i) the UBS Fund seeks to achieve its investment objective by investing all of its investable assets in the UBS Portfolio, while the Brinson Fund invests directly in portfolio securities; (ii) the UBS Portfolio is authorized to invest in swaps and related products, while the Brinson Fund may not invest in such instruments; and (iii) the UBS Portfolio may invest in special situations, while the Brinson Fund may not invest in these types of issuers. See "COMPARISON OF INVESTMENT POLICIES - Risk Factors" below and Exhibit B to this Prospectus/Proxy Statement.


                        REASONS FOR THE REORGANIZATION

THE MERGER OF UNION BANK OF SWITZERLAND AND SWISS BANK CORPORATION. On June 29,
------------------------------------------------------------------
1998, pursuant to a merger agreement, dated December 5/6, 1997, Union Bank of Switzerland ("UBS") and Swiss Bank Corporation ("SBC"), each a universal bank organized under the laws of Switzerland, merged into UBS A.G., a newly-created entity organized under Swiss law. In conjunction with this transaction, the UBS Sub-Adviser was created by the merger of UBS Asset Management (New York) Inc. and SBC Brinson Inc. (These transactions are collectively referred to as the "Merger.")

          As a result of the Merger, and in an effort to promote more efficient operations, to eliminate duplicate costs and to enhance the distribution of shares, UBS A.G. and Brinson proposed that the UBS Fund be reorganized into the Brinson Fund.

          The Advisor is an investment management firm managing, as of March 31, 1998, over $158 billion, primarily for pension and profit sharing institutional accounts. The Advisor was organized in 1989 when it acquired the institutional asset management business of the First National Bank of Chicago and First Chicago Investment Advisors N.A. On April 25, 1995, SBC purchased all of the outstanding stock of the Advisor's former corporate parent, Brinson Holdings, Inc. The Advisor and its predecessor entities have managed domestic and international assets since 1974 and global investment assets since 1982.

REORGANIZATION.  The Reorganization has been proposed by UBS A.G. and Brinson as
--------------
a means of combining the UBS Fund with a fund managed by the Advisor with compatible investment objectives, policies, restrictions and portfolios. The sale of the assets of the UBS Fund to the Brinson Fund should enable the combined entity to obtain certain economies of scale with attendant savings in cost for the UBS Fund as further described below.

          At the same time, UBS A.G. presented and recommended for approval to the Corporation's Board of Directors agreements and plans of reorganization relating to the sale of assets and liabilities of each of the UBS Series to another Trust Series with similar investment objectives and policies. Such agreements and plans are subject to the separate approval by the shareholders of the respective UBS Series, and each of the six reorganizations is independent of the other.

          During the meetings at which the Agreement and Plan was presented to the Corporation's Board of Directors, the directors questioned the potential benefits to be gained by shareholders of the UBS Fund as well as any additional costs to be borne. In determining whether to recommend approval of the Reorganization to shareholders, the Board of Directors considered, among other factors: expense ratios of the Brinson Fund, as well as similar funds; the compatibility of the investment objectives, policies, restrictions and portfolios of the Brinson Fund with the UBS Fund; and the tax consequences of the Reorganization. Inquiry was also made as to fund administration and the availability of high quality shareholder services.

          During the course of its deliberations, the Corporation's Board of Directors also considered the fact that the expenses of the Reorganization will not be borne by the UBS Fund, the Corporation, the Brinson Fund or the Trust.

          In reaching the decision to recommend that shareholders of the UBS Fund vote to approve the Reorganization, the Board of Directors concluded that the Reorganization is in the best interests of the shareholders of the UBS Fund. The Board's conclusion was based on a number of factors, including that, as part of the Trust, which has higher aggregate net assets than the Corporation, shareholders should be able to obtain the benefits of economies of scale, permitting the reduction or elimination of certain duplicate costs and expenses which may result in lower overall expense ratios through the spreading of both fixed and variable costs of fund operations over a larger asset base. As a general rule, economies can be expected to be realized primarily with respect to fixed expenses. However, expenses that are based on the value of assets or the number of shareholder accounts, such as custody fees, would be largely unaffected by the Reorganization.

          In its deliberations, the Directors also considered that, as shareholders of the Trust, the Reorganization would provide shareholders with exchange privileges with respect to the Class I shares of the other twelve Trust Series, each with different investment objectives and policies. In addition, the Directors also determined that it may be detrimental for the UBS Fund to compete for the same investor assets as the Brinson Fund, each of which is either managed by UBS A.G. or indirectly managed by a subsidiary of UBS A.G.

          FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AGREEMENT AND PLAN. If the Agreement and Plan is not approved, the Board of Directors will consider other possible courses of action with respect to the UBS Fund, including dissolution and liquidation.



                     INFORMATION ABOUT THE REORGANIZATION

          The following summary of the Agreement and Plan of Reorganization does not purport to be complete, and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Agreement and Plan, a copy of which is attached hereto as Exhibit A.

METHOD OF CARRYING OUT THE REORGANIZATION.  Prior to the Reorganization, the UBS
-----------------------------------------
Portfolio will make a pro rata in-kind liquidating distribution of all of its assets to the UBS Fund and to each of its other shareholders.

          If the shareholders of the UBS Fund approve the Agreement and Plan, the reorganization of the UBS Fund will be consummated promptly after the various conditions to the obligations of each of the parties are satisfied. (See "Conditions Precedent to Closing.") Consummation of the Reorganization (the "Closing Date") will be on December 16, 1998, or such other date as is agreed to by the Corporation and the Trust, provided that the

Agreement and Plan may be terminated by either party if the Closing Date does not occur on or before March 31, 1999.

          On the Closing Date, the UBS Fund will transfer substantially all of its assets and liabilities in exchange for the Class I Shares of the Brinson Fund having an aggregate net asset value equal to the aggregate value of assets and liabilities so transferred as of 4:00 p.m. Eastern time on the Closing Date. The stock transfer books of the Corporation with respect to the UBS Fund will be permanently closed as of 4:00 p.m. Eastern time on the Closing Date and only requests for redemption of shares of the UBS Fund received in proper form prior to 4:00 p.m. Eastern time on the Closing Date will be accepted by the Corporation. Redemption requests relating to the UBS Fund received by the Corporation thereafter shall be deemed to be redemption requests for shares of the Brinson Fund to be distributed to the former shareholders of the UBS Fund.

          The UBS Fund will distribute as of the Closing Date such Class I Shares of the Brinson Fund pro rata to its shareholders of record as of the close of business on the Closing Date. The number of shares shall be determined by dividing the net asset value per share of the UBS Fund (computed in accordance with the policies and procedures set forth in the current prospectus of the UBS Fund and using market quotations determined by the UBS Fund) by the net asset value per share of the Class I Shares of the Brinson Fund as of 4:00 p.m. Eastern time on the Closing Date, and multiplying the result by the number of outstanding shares of the UBS Fund on the Closing Date.

          For example, on June 30, 1998, the net asset value of each share of the UBS Fund was $97.18. The Brinson Fund had no assets on that date. Each share of the UBS Fund would have been exchanged for 9.7180 shares of the Class I Shares of the Brinson Fund if the Closing had taken place on June 30, 1998, and the net asset value of each share of the Class I Shares of the Brinson Fund would have been $10.00.

          In the event that the shareholders of the UBS Fund do not approve the Agreement and Plan, the assets and liabilities of the UBS Fund will not be transferred on the Closing Date and the obligations of the Corporation under the Agreement and Plan shall not be effective. If the Reorganization is not approved by the UBS Fund shareholders, the Board of Directors of the Corporation will consider other alternatives, including dissolution and liquidation.

CONDITIONS PRECEDENT TO CLOSING.  The obligation of the Corporation to transfer
-------------------------------
the assets and liabilities of the UBS Fund to the Brinson Fund pursuant to the Agreement and Plan is subject to the satisfaction of certain conditions precedent, including performance by the Trust, in all material respects, of its agreements and undertakings under the Agreement and Plan, the receipt of certain documents from the Trust, the receipt of an opinion of counsel to the Trust, and requisite approval of the Agreement and Plan by the shareholders of the UBS Fund, as described above. The obligations of the Trust to consummate the Reorganization are subject to the satisfaction of certain conditions precedent, including the performance by the Corporation of its agreements and undertakings under the Agreement and Plan, the receipt of certain documents, financial statements and certificates from the Corporation, and the receipt of an opinion of counsel to the Corporation.

EXPENSES OF THE TRANSACTION.  The expenses incurred in connection with entering
---------------------------
into and consummating the transaction contemplated by the Agreement and Plan will not be borne by the UBS Fund, the Corporation, the Brinson Fund or the Trust.

FEDERAL INCOME TAX CONSEQUENCES.  Consummation of the Reorganization is subject
--------------------------------
to the receipt of a tax opinion by counsel to the Trust substantially to the effect that, on the basis of then current law and certain representations and assumptions, and subject to certain limitations, for federal income tax purposes:

          (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that the Brinson Fund and the UBS Fund will each be a party to a reorganization within the meaning of Section 368(b) of the Code;


          (ii) no gain or loss will be recognized by the Brinson Fund upon the receipt of the assets of the UBS Fund solely in exchange for the Class I Shares of the Brinson Fund and the assumption by the Brinson Fund of the liabilities of the UBS Fund;

          (iii) no gain or loss will be recognized by the UBS Fund upon the transfer of the UBS Fund's assets to the Brinson Fund in exchange for the Class I Shares of the Brinson Fund and the assumption by the Brinson Fund of liabilities of the UBS Fund or upon the distribution of the Class I Shares of the Brinson Fund to the UBS shareholders;

          (iv) no gain or loss will be recognized by the shareholders of the UBS Fund upon the exchange of their shares for Class I Shares of the Brinson Fund;

          (v) the aggregate tax basis of the shares of the Class I Shares of the Brinson Fund pursuant to the Reorganization will be the same as the aggregate tax basis of shares of the UBS Fund held by such shareholder immediately prior to the Reorganization and the holding period of the Class I Shares of the Brinson Fund to be received by each shareholder of the UBS Fund will include the period during which shares of the UBS Fund exchanged therefor were held by such shareholder (provided shares of the UBS Fund were held as capital assets on the date of the Reorganization); and

          (vi) the tax basis of the UBS Fund assets and liabilities acquired by the Brinson Fund will be the same as the tax basis of such assets and liabilities to the UBS Fund immediately prior to the Reorganization, and the holding period of the assets and liabilities of the UBS Fund in the hands of the Brinson Fund will include the period during which those assets and liabilities were held by the UBS Fund.

          Shareholders of the UBS Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the UBS Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

DESCRIPTION OF THE CLASS I SHARES OF THE BRINSON FUND.  The Class I Shares of
-----------------------------------------------------
the Brinson Fund will be issued to shareholders of the UBS Fund in accordance with the procedures under the Agreement and Plan as described above. Each share will be fully paid and nonassessable when issued with no personal liability attaching to the ownership thereof, will have no pre-emptive or conversion rights and will be transferable upon the books of the Trust. In accordance with the Trust's normal procedures, the Brinson Fund will not issue certificates for shares of its Class I Shares to former shareholders of the UBS Fund, unless a letter is sent to the transfer agent of the Trust requesting a certificate. Ownership of the Brinson Fund shares by former shareholders of the UBS Fund will be recorded electronically and the Trust will issue a confirmation to such shareholders relating to those Class I Shares acquired as a result of the Reorganization. No redemption or repurchase of any shares of the Brinson Fund issued to former shareholders of the UBS Fund represented by unsurrendered share certificates shall be permitted until such certificates have been surrendered for cancellation.

          As shareholders of the Brinson Fund, former shareholders of the UBS Fund will have substantially similar voting rights and rights upon dissolution with respect to the Brinson Fund as they currently have with respect to the UBS Fund. Shares of the UBS Fund and of the Brinson Fund do not have cumulative voting rights. Like the Corporation, the Trust does not routinely hold annual meetings of shareholders.

          Both the Corporation and the Trust are multi-series investment companies that currently issue shares representing interests in six and thirteen series, respectively, and shareholders of each of the UBS Funds and Trust Series currently vote in the aggregate with the shareholders of the other relevant series on certain matters (for example, the election of directors or trustees, as applicable, and ratification of independent accountants). Unlike the Corporation, however, the Trust currently offers three classes of shares of each of the Trust Series: the UBS Investment Funds class shares, the Class N shares and the Class I shares. Shares of a class represent an equal proportionate interest in the assets and liabilities of the applicable Trust Series with each other share, and each class has the same voting and other rights and preferences as the other classes of that Series, except that only the holders of Class N shares may vote on matters related to the rule 12b-1 plan associated with that class, and only the UBS Investment Funds class shareholders may vote on matters related to the rule 12b-1 plan associated with that class. The Class I shares are primarily sold to institutional investors and are not subject to distribution expenses pursuant to a distribution plan under rule 12b-1. The Class N shares, which are available exclusively to 401(k) participants, and the UBS Investment Funds class shares, which are sold primarily to retail investors, do not have a sales load but are subject to annual rule 12b-1 plan expenses. With respect to the UBS Fund and voting on matters relating to the UBS Portfolio, see the discussion "Special Information Regarding the UBS Fund's Two-Tier Structure" under "COMPARISON OF SOME IMPORTANT FEATURES."

          The UBS Trust is organized as a master trust under the laws of the State of New York. The UBS Trust's Declaration of Trust provides that the UBS Fund and other entities investing in the UBS Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the UBS Portfolio. However, the risk of the UBS Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the UBS Portfolio itself was unable to meet its obligations. Accordingly, the Directors of the Corporation believe that neither the UBS Fund nor its shareholders will be adversely affected by reason of the UBS Fund's investing in the UBS Portfolio.


CAPITALIZATION.  The following table/(1)/ sets forth, as of June 30, 1998, (i)
--------------
the capitalization of the UBS Fund, (ii) the capitalization of the Brinson Fund, and (iii) the pro forma capitalization of the Brinson Fund as adjusted to give effect to the proposed Reorganization. The capitalization of the Brinson Fund is likely to be different when the Reorganization is consummated.


                                                         UBS Private           The Brinson Funds
                                                       Investor Funds,            - U.S. Small
                                                       Inc. - UBS Small       Capitalization Fund      Pro Forma After
                                                           Cap Fund           - Class I Shares         Reorganization
                                                       ----------------       -------------------      --------------
Net assets..........................................      $21,310,298              $    0                $21,310,298
Net asset value per share...........................      $     97.18              $10.00                $     10.00
Shares outstanding..................................          219,287                   0                  2,131,030

_____________________
/(1)/ Full pro forma financial statements are included in the Statement of Additional Information to this Prospectus/Proxy Statement.

          To the extent permitted by law, the Agreement and Plan may be amended without shareholder approval by mutual agreement in writing of the Corporation and the Trust. The Agreement and Plan may be terminated and the Reorganization abandoned at any time before or, to the extent permitted by law, after the approval of shareholders of the UBS Fund by mutual consent of the parties to the Agreement.



               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES


THE BRINSON FUND AND THE UBS FUND.    The investment objective of the Brinson
----------------------------------
Fund and the UBS Fund is identical: to provide long-term capital appreciation. The Brinson Fund seeks to achieve its objective by investing in the equity securities of small capital growth companies. The UBS Fund seeks to achieve its investment objective by investing all of its investable assets in the UBS Portfolio, which has the same investment objective and policies. The UBS Portfolio seeks to achieve its objective by investing in common stocks and other equity securities of small capital growth companies that the UBS Adviser believes offer investors above average potential for capital appreciation.


INVESTMENT POLICIES.  In seeking to achieve their investment objectives, the
--------------------
Brinson Fund and the UBS Fund are guided by substantially similar policies that should be considered by the shareholders of the UBS Fund. However, unlike the Brinson Fund, which directly acquires and manages its own portfolio securities, the Corporation seeks to achieve the UBS Fund's investment objective by investing all of the UBS Fund's investable assets in the UBS Portfolio, a series of a separate registered investment company. The UBS Portfolio has the same investment objective and policies as the UBS Fund.

          Unless otherwise specified, the investment policies of each of the Brinson Fund and the UBS Fund may be changed without shareholder approval. Policies or restrictions stated as fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented, whichever is less ("Majority Vote").

          The investment objective of the Brinson Fund is fundamental and may not be changed without approval of the Brinson Fund's shareholders. The investment objective of the UBS Fund is also fundamental, and may be changed only with the approval of the holders of a majority of the outstanding shares of the UBS Fund.

          Since the UBS Fund pursues its investment objective by investing all of its investable assets in the UBS Portfolio, the UBS Fund's and the UBS Portfolio's investment objective are the same and, therefore, the investment characteristics of the UBS Fund correspond directly to those of the UBS Portfolio. Accordingly, the following is a discussion of the various investments and restrictions of, and techniques employed by, the UBS Portfolio.

          The Brinson Fund is a diversified series of the Trust, a multi-series investment company registered under the 1940 Act. The UBS Fund is a diversified series of the Corporation, a multi-series investment company registered under the 1940 Act. Both calculate net asset value per share as of the close of trading (currently 4:00 P.M. Eastern time) on each day that the New York Stock Exchange is open for business. Such net asset value per share is calculated by subtracting the aggregate of all liabilities from the gross value of all assets and dividing the result by the total number of shares outstanding.

          With respect to the Class I Shares of the Brinson Fund, such Class will bear, pro rata, all of the common expenses of the Trust. The net asset value of the outstanding shares of the Class I Shares of the Brinson Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Brinson Fund represented by the value of shares of each of the classes of the Fund. All income earned and expenses incurred by the Brinson Fund will be borne on a pro rata basis by each outstanding share of a class, based on such class' percentage in the Brinson Fund represented by the value of the shares of the classes, except that the Class I Shares of the Brinson Fund will not incur any of the expenses under the distribution plans adopted by the UBS Investment Funds class of shares and the Class N shares, respectively.

          As further described below, the UBS Portfolio invests primarily in common stocks, preferred stocks and other securities of small capital growth companies. Under normal circumstances, the UBS Portfolio will invest at least 65% of its assets in small capital growth companies. The UBS Portfolio defines "small capital" companies as companies whose market capitalization at the time of acquisition by the UBS Portfolio is within the market capitalization range of those stocks listed on the Russell 2000 Index. "Growth" companies generally are rapidly growing companies and may include companies still in the developmental stage or older companies that appear to be entering into a new stage of growth owing to factors such as management changes or new technology, products or markets and may include providers of products or services with a high unit volume growth rate.

          The UBS Portfolio will invest, on an individual security basis, in companies believed by the UBS Sub-Adviser to represent above average growth opportunities. The UBS Sub-Adviser will select securities for investment by screening for above average growth expectations and reasonable valuations. Growth company securities may have above average price volatility. The UBS Portfolio attempts to reduce its overall exposure to the risk of declines in individual security prices by diversifying its investments over a carefully selected list of securities issued by different companies in a variety of industries.

          The UBS Portfolio may also invest in securities of emerging growth companies -- i.e. small or medium sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. Emerging growth companies generally stand to benefit from new products, services or processes, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market values. The UBS Portfolio may also engage in futures, options and currency transactions, and sell securities short, for hedging purposes.

          Under normal conditions, the Brinson Fund will invest at least 65% of its total assets in small capital growth companies. In seeking to achieve its investment objective, the Brinson Fund attempts to control risk. Similar to the UBS Sub-Adviser, the Advisor defines small capital companies as companies whose stocks are listed on the Russell 2000 Index at the time of the Brinson Fund's investment. The Brinson Fund, like the UBS Portfolio, may invest in the securities of emerging growth companies - i.e. small or medium sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time. In addition, the Brinson Fund may engage in futures, options and currency transactions for non-speculative purposes, such as hedging against interest rate and currency risks. Like the UBS Portfolio, the Brinson Fund may also sell securities short, for hedging purposes.

          As a fundamental policy, both the Brinson Fund and the UBS Portfolio do not intend to invest their assets in a particular industry. Both the Brinson Fund and the UBS Portfolio may not purchase the securities (or other obligations, in the case of the UBS Portfolio) of issuers conducting their principal business activity in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of the Brinson Fund's or the UBS Portfolio's investments in such industry would exceed 25% of the value of its respective total assets. In the case of the Brinson Fund, this restriction is applied without reference to the countries in which an industry is located. The UBS Portfolio's restriction also provides that it may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions.

Equity Investments

          Both the Brinson Fund and the UBS Portfolio may invest in a wide range of equity securities of small capital growth companies. The Brinson Fund's and the UBS Portfolio's investments include common stocks and other securities with equity characteristics, such as preferred stock, debt securities convertible into or exchangeable for common stock, warrants, and rights that are convertible into common stock. The Brinson Fund may also invest in closed-end investment companies. The UBS Portfolio does not have a stated policy regarding investment in closed-end investment companies.

Foreign Investments

          Both the Brinson Fund and the UBS Portfolio may invest up to 20% of their assets in securities of foreign issuers, either directly or in the form of sponsored or unsponsored American, European and Global Depositary Receipts ("Depositary Receipts") or other similar securities.

Short-Term Debt and Money Market Instruments

          Both the Brinson Fund and the UBS Portfolio may invest a portion of their assets in short-term debt securities (including repurchase agreements) and money market instruments of corporations (such as commercial paper), and short-term debt securities of the U.S. government and its agencies and instrumentalities, and banks and finance companies (in the case of the Brinson
Fund). These instruments, other than U.S. government securities, may be denominated in any currency. The Brinson Fund and the UBS Portfolio may also invest in money market mutual funds.

          When unusual market conditions warrant, the Brinson Fund may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Under normal market conditions, the UBS Portfolio may invest up to 20% of its assets in certain cash investments and certain short-term fixed income securities. These securities may be used by the UBS Portfolio pending other investments or settlements, for liquidity purposes or in adverse market conditions. Under market conditions where the UBS Portfolio or the UBS Sub-Adviser has adopted a temporary defensive posture, the UBS Portfolio may invest in these securities without limit. When the Brinson Fund or the UBS Portfolio invests for defensive purposes, this practice may affect the attainment of the Brinson Fund's or the UBS Portfolio's investment objective.

          The UBS Portfolio may invest in bank obligations of (i) banks, savings and loan associations and savings banks that have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Brinson Fund is not subject to such investment restrictions when investing in bank obligations.

          The UBS Portfolio may also invest in master demand obligations, which are a type of commercial paper that provide for periodic adjustments in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the UBS Sub-Adviser. Master demand obligations are not rated, and the UBS Portfolio is not subject to a specific percentage limitation on its investments in master demand obligations. The Brinson Fund has no corresponding investment policy regarding master demand obligations.

          At the time the UBS Portfolio invests in any commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"); the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P; or if no such ratings are available, the investment must be of comparable quality in the UBS Sub-Adviser's opinion. At the time the UBS Portfolio invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P or if unrated, the investment must be of comparable quality in the UBS Sub-Adviser's opinion. The Brinson Fund is not subject to specific quality requirements for these investments.

Short Sales

          In the event that the Advisor or the UBS Sub-Adviser anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. The Brinson Fund or the UBS Portfolio will only enter into short sales for hedging purposes. The Brinson Fund and the UBS Portfolio will incur a profit or loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date upon which the Brinson Fund or the UBS Portfolio must replace the borrowed security. All short sales will be fully collateralized, and the Brinson Fund and the UBS Portfolio will not sell securities short if immediately after and as a result of the short sale, the value of all securities sold short by either the Brinson Fund or the UBS Portfolio exceeds 25% of its total assets. The Brinson Fund and the UBS Portfolio will also limit short sales of any one issuer's securities to 2% of their total assets and to 2% of any one class of the issuer's securities.

Convertible Securities

          Both the Brinson Fund and the UBS Portfolio may invest in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. The convertible securities in which the Brinson Fund and the UBS Portfolio may invest include any debt securities or preferred stocks that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

Special Situations

          From time to time, the UBS Portfolio may invest in special situations. A special situation arises when the UBS Sub-Adviser believes that the securities of a particular issuer will be recognized and appreciate in value due to a specific development affecting that issuer. Developments that might create a special situation include a new product or process, a technological breakthrough, a management change, merger, recapitalization or other extraordinary corporate event, or a change in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not result in the anticipated market reaction. The Brinson Fund does not have a stated policy regarding investment in special situations.

When-Issued and Delayed Delivery Securities

          Both the Brinson Fund and the UBS Portfolio may purchase securities on a when-issued, and in the case of the UBS Portfolio, on a delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to the Brinson Fund or the UBS Portfolio until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. Between the trade and settlement dates, the Brinson Fund and the UBS Portfolio will maintain a segregated account consisting of a portfolio of liquid securities with a value equal to these commitments. It is the current policy of the UBS Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of such Portfolio's total assets less liabilities (excluding the obligations created by these commitments). The Brinson Fund does not have a 15% limitation with respect to such investments.

Asset-Backed Securities

          The Brinson Fund and the UBS Portfolio may invest in asset-backed securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans, and receivables regarding automobile, credit card, mobile home, and recreational vehicles loans, and leases). Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

Repurchase Agreements

          Both the Brinson Fund and the UBS Portfolio are authorized to enter into repurchase agreements. In a repurchase agreement transaction, the Brinson Fund or the UBS Portfolio purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. The Brinson Fund and the UBS Portfolio may not enter into a repurchase agreement having a maturity of longer than seven days if, as a result, such agreement, together with any other illiquid securities held, would exceed 15% of the value of their respective net assets. At no time will the UBS Portfolio invest in repurchase agreements maturing in more than thirteen months. The Brinson Fund is not subject to a similar restriction.

Reverse Repurchase Agreements

          The Brinson Fund and the UBS Portfolio may also borrow money by entering into reverse repurchase agreements. Reverse repurchase agreements involve sales of portfolio securities to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. In a reverse repurchase agreement transaction, the Brinson Fund and the UBS Portfolio direct their respective custodian bank to place cash or liquid securities in a segregated account in an amount equal to the repurchase price. Reverse repurchase agreements will be considered as borrowings for purposes of the Brinson Fund's and the UBS Portfolio's limitation on borrowing. In order to engage in such investments, the Brinson Fund and the UBS Portfolio are required to maintain asset coverage of at least 300% for such borrowings.

Borrowing Policy

          As a fundamental policy, the Brinson Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions, although it will not borrow money in excess of 33 1/3% of the value of its total assets. Any borrowing will be done from a bank and in accordance with the requirements of the 1940 Act and relevant SEC positions. The Brinson Fund has no intention of increasing its net income through borrowing. The Brinson Fund will not pledge more than 10% of its net assets, or issue senior securities as defined in the 1940 Act, except that it may purchase notes and enter into reverse repurchase agreements.

          Similarly, the UBS Portfolio has a fundamental policy that it may borrow money from banks for extraordinary or emergency purposes. The UBS Portfolio may enter into reverse repurchase agreements and other permitted borrowings that constitute senior securities under the 1940 Act only in amounts up to one-third of the market value of its total assets (including the amounts borrowed), less liabilities (excluding obligations created by such borrowings and reverse repurchase agreements). The UBS Portfolio's borrowing activities are done in accordance with the requirements of the 1940 Act and relevant SEC positions.

          Neither the Brinson Fund nor the UBS Portfolio may purchase investment securities while either has any outstanding borrowings (including repurchase agreements, in the case of the UBS Portfolio) that exceeds 5% of its respective net assets. Unlike the Brinson Fund, the UBS Portfolio may increase its interest in an open-end management investment company with the same investment objective and restrictions while such borrowings are outstanding.

Securities Lending

          The Brinson Fund and the UBS Portfolio may each loan securities held in their respective portfolios to qualified broker-dealers and financial institutions provided that such loans are continuously collateralized in amounts at least equal to the current market value and accrued interest of the securities loaned. The UBS Portfolio will not make any loans in excess of one year, while the Brinson Fund is not subject to a comparable restriction.

Rule 144A Securities and Restricted Securities

          Both the Brinson Fund and the UBS Portfolio may invest in securities that are exempt under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), from the registration requirements of the 1933 Act. Securities purchased under Rule 144A are traded among qualified institutional investors. The Brinson Fund may invest up to 15% of its total assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the 1933 Act may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees. The Brinson Fund may invest up to 15% of its total assets in securities of issuers which are restricted from selling to the public without registration under the 1933 Act, excluding restricted securities eligible for resale pursuant to Rule 144A.

          As a matter of non-fundamental policy, the UBS Portfolio may not invest more than 15% of its net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable excluding (a) Rule 144A securities that have been determined to be liquid by the UBS Portfolio's Board of Trustees and (b) commercial paper that is sold under
Section 4(2) of the 1933 Act which: (i) is not traded flat or in default as to interest or principal; and (ii) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Corporation's Board of Directors has determined the commercial paper to be liquid; or (iii) is rated in one of the two highest categories by one nationally recognized statistical rating organization and the Corporation's Board of Directors has determined that the commercial paper is of equivalent quality and is liquid. In addition, the UBS Portfolio will not invest more than 10% of its total assets (taken at the greater of cost or market value) in securities (excluding Rule 144A securities) that are restricted as to resale under the 1933 Act.

Investment Company Securities

          The UBS Portfolio may purchase securities of other investment companies to the extent that such purchases are consistent with the UBS Portfolio's investment objective and restrictions and are permitted under the 1940 Act. Securities of any investment company will not be purchased by the UBS Portfolio if such purchase would cause: (a) more than 10% of the UBS Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the UBS Portfolio's total assets to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the UBS Portfolio. The UBS Portfolio is subject to a non-fundamental investment restriction that provides that the UBS Portfolio will not purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commissions, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation. In addition, except in the case of a merger or consolidation, the UBS Portfolio shall not purchase any securities of any open-end investment company unless the UBS Sub-Adviser waives its investment advisory fee with respect to the assets of the UBS Portfolio invested in other open-end investment companies.

          As a matter of non-fundamental policy, the Brinson Fund may not invest in securities of any open-end investment company, except that (1) the Brinson Fund may purchase securities of money market mutual funds, and (2) the Brinson Fund may purchase shares of an open-end investment company in accordance with any exemptive order obtained from the SEC which permits investment by the Brinson Fund in other Trust Series or in other investment companies or series thereof advised by the Advisor. In addition, the Brinson Fund may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange.

          Under the terms of an exemptive order issued by the SEC, the Brinson Fund may invest cash (i) held for temporary defensive purposes; (ii) not invested pending investment in securities; (iii) that is set aside to cover an obligation or commitment of the Brinson Fund to purchase securities or other assets at a later date; (iv) to be invested on a strategic management basis (i-iv herein referred to as "Uninvested Cash"); and (v) collateral that it receives from the borrowers of its portfolio securities in connection with the Brinson Fund's securities lending program, in a series of shares of Brinson Supplementary Trust (the "Supplementary Trust Series"). Brinson Supplementary Trust is a private investment company which has retained the Advisor to manage its investments. The Trustees of the Trust also serve as Trustees of the Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. The Brinson Fund's investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Brinson Fund's total assets. In the event that the Advisor waives 100% of its investment advisory fee with respect to the Brinson Fund, as calculated monthly, then the Brinson Fund will be unable to invest in the Supplementary Trust Series until additional investment advisory fees are owed by the Brinson Fund. The UBS Portfolio is not subject to a similar order.

          As a shareholder of another investment company, the Brinson Fund or the UBS Portfolio would bear, along with other shareholders, the pro rata portion of the other investment company's expenses, including any advisory fees. These expenses would be in addition to the expenses that the Brinson Fund or the UBS Portfolio would bear in connection with its own operations.

Futures, Options and Other Derivative Instruments

          The Brinson Fund and the UBS Portfolio may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in certain derivative instruments as described below. In addition, the UBS Portfolio and the Brinson Fund may invest in derivatives for hedging purposes. A derivative instrument is a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The Brinson Fund and the UBS Portfolio may invest in a variety of derivative instruments, including futures contracts and options transactions. The Brinson Fund and the UBS Portfolio will invest in derivatives only to the extent that the instruments are determined by the Advisor and the UBS Sub-Adviser to be consistent with the Brinson Fund's or the UBS Portfolio's investment objective and policies.

Futures and Options

          The Brinson Fund and the UBS Portfolio may enter into contracts for the future purchase or sale of equity securities, indices of equity securities and foreign currencies. A financial futures contract is an agreement between the parties to buy or sell a specified security (in the case of the Brinson Fund and the UBS Portfolio, an equity security) at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contact on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. (This latter type of futures contract is described below under "Foreign Currencies and Forward Currency Transactions.") Both the Brinson Fund and the UBS Portfolio will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission ("CFTC") for sale to customers in the United States, on foreign exchanges.

          The Brinson Fund and the UBS Portfolio may enter into futures contracts to the extent that not more than 5% of their respective net assets are committed as futures contract margin deposits. The Brinson Fund may enter into these transactions to the extent that obligations relating to such futures transactions represent not more than 25% of its assets. The Brinson Fund may effect futures transactions through futures commission merchants who are affiliated with the Advisor or the Trust Series in accordance with procedures adopted by the Trust's Board of Trustees.

          The Brinson Fund and the UBS Portfolio may purchase and sell put and call options on U.S. and foreign securities and indices and enter into related closing transactions. In addition, the UBS Portfolio may purchase and sell put and call options on futures transactions. The Brinson Fund and the UBS Portfolio may purchase and sell options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and on recognized foreign exchanges. Because the SEC construes over-the-counter options as being illiquid, the Brinson Fund and the UBS Portfolio may only invest in such options to the extent consistent with its respective 15% limit on investments in illiquid securities.

          The Brinson Fund and the UBS Portfolio may purchase call options on securities to the extent that premiums paid by the Brinson Fund or the UBS Portfolio do not aggregate more than 20% of the Brinson Fund's or the UBS Portfolio's total assets. In addition, in order to assure that the Brinson Fund and the UBS Portfolio will not be considered a "commodity pool operator" for purposes of the rules of the CFTC, the Brinson Fund and the UBS Portfolio will only enter into transactions in futures contracts and options on futures contracts if (i) such transactions constitute bona fide hedging transactions as defined under CFTC rules, or (ii) no more than 5% of the Brinson Fund's or the UBS Portfolio's net assets are committed as initial margin or premiums to positions that do not constitute bona fide hedging transactions.

          The Brinson Fund may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of its total assets. With regard to the selling of put options, the Brinson Fund will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The Brinson Fund does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

          As a matter of non-fundamental policy, the UBS Portfolio may purchase and sell puts and calls on securities, stock index futures or options on stock index futures, or futures or options on futures according the following conditions. First, the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange (except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges). Second, the aggregate margin requirements required on all such futures or options thereon do not exceed 5% of the UBS Portfolio's total assets.

Swaps

          The UBS Portfolio is authorized to invest in interest rate swaps and related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors. Interest rate swaps involve the exchange by the UBS Portfolio with another party of their respective right to receive interest payments. In such a transaction, there is the risk of loss of the amount of interest to be received if the party who is obligated to make the interest payment defaults. As a matter of non-fundamental policy, the Brinson Fund may not engage in swaps or invest in related derivative instruments.

Foreign Currencies and Forward Currency Transactions

          The Brinson Fund and the UBS Portfolio may maintain a portion of their assets in foreign currencies. Because both the Brinson Fund and the UBS Portfolio may invest up to 20% of their assets in foreign securities and such securities may be denominated in various foreign currencies, their assets are subject to certain risks associated with currency or exchange rate fluctuations. Exposure to foreign currencies may be adjusted based on the perception of the most favorable markets and issuers, taking into consideration the relationship of the foreign currencies to the U.S. dollar. Both the Brinson Fund and the UBS Portfolio are authorized to allocate their exposure to foreign currencies to take advantage of or to protect their investments from risk and return characteristics of foreign currencies and exchange rates.

          The Brinson Fund and the UBS Portfolio may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. Such investment techniques are designed to take advantage of or protect the Brinson Fund and the UBS Portfolio from currency fluctuations.

          The Brinson Fund and the UBS Portfolio may purchase or sell currencies and forward currency transactions. Both the Brinson Fund and the UBS Portfolio may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date, at an amount set by the parties (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be a fixed number of days from the date agreed upon by the parties at a price set at the time of the contract. The Brinson Fund and the UBS Portfolio will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

          At the maturity of a forward contract, the Brinson Fund or the UBS Portfolio may either sell a portfolio security and make delivery of the foreign currency, or the Brinson Fund or the UBS Portfolio may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          The Brinson Fund and the UBS Portfolio may purchase and sell put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar costs of securities to be acquired. The Brinson Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts will be utilized. The Brinson Fund and the UBS Portfolio may write covered call options on foreign currencies, meaning that they will own an equal amount of, or an offsetting position in, the underlying currency. If the Brinson Fund or the UBS Portfolio writes put options, it will keep cash or high-quality liquid securities segregated in a sufficient quantity with its custodian.


INVESTMENT RESTRICTIONS
-----------------------

          The investment restrictions of the Brinson Fund, the UBS Fund and the UBS Portfolio are similar, but not identical. Each of the investment restrictions applicable to the Brinson Fund is a fundamental policy that may not be changed without a Majority Vote of the Brinson Fund's outstanding shares.
The UBS Fund and the UBS Portfolio, however, have adopted investment restrictions that are fundamental and non-fundamental; to the extent that a fundamental policy and non-fundamental policy apply to a given investment activity or strategy, the more restrictive policy shall govern. Each investment policy of the UBS Fund and the UBS Portfolio discussed below is fundamental, unless otherwise indicated. These fundamental investment restrictions are in addition to those discussed previously in the "Investment Policies" section. As with the Brinson Fund, a fundamental investment restriction may not be changed without a Majority Vote of the UBS Portfolio's (or the UBS Fund's) outstanding shares.

          The investment restrictions applicable to the UBS Fund have been adopted by the Corporation's Board of Directors, with respect to the UBS Fund, and by the UBS Trust's Board of Trustees, with respect to the UBS Portfolio.
The investment restrictions of the UBS Fund and the UBS Portfolio are identical, unless otherwise specified.

          With respect to both the Brinson Fund and the UBS Portfolio, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Fund's or Portfolio's total assets will not be considered a violation.

          Neither the Brinson Fund nor the UBS Portfolio may, as to 75% of its total assets, purchase the securities (or other obligations, in the case of the UBS Portfolio) of any one issuer, other than securities issued (or guaranteed, in the case of the UBS Portfolio) by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Brinson Fund or the UBS Portfolio would be invested in securities (or obligations, in the case of the UBS Portfolio) of such issuer. The UBS Portfolio however, may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions.

          Neither the Brinson Fund nor the UBS Portfolio may invest in real estate (or interests in real estate, in the case of the Brinson Fund, but this will not prevent the Brinson Fund from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs (including limited partnerships, in the case of the UBS Portfolio) or leases (in the case of the Brinson Fund only). The UBS Portfolio's restriction further provides that it may not purchase or sell real estate mortgage loans. Additionally, the UBS Portfolio may purchase the equity securities or commercial paper issued by companies that invest in real estate or interests therein, including real estate investment trusts.

          Neither the Brinson Fund nor the UBS Portfolio may purchase or sell commodities or commodity contracts. The Brinson Fund's restriction provides that it may enter into futures contracts and options thereon in accordance with its prospectus. The UBS Portfolio's restriction provides that it may not purchase or sell options on commodities or commodity contracts except for its interest in hedging and certain other activities described in its statement of additional information.

          The UBS Portfolio has a non-fundamental investment restriction that provides that it will not invest for the purpose of exercising control or management. The Brinson Fund is not subject to a comparable restriction.

          Neither the Brinson Fund nor the UBS Portfolio (with respect to 75% of its total assets) may purchase the securities of an issuer if, immediately after such purchase, the Brinson Fund or the UBS Portfolio would own more than 10% of the outstanding voting securities of such issuer. The UBS Portfolio further provides that it may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions.

          The Brinson Fund may not sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by the Brinson Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin.

          The UBS Portfolio is subject to a non-fundamental restriction that provides that it may not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.

          As a matter of non-fundamental policy, the UBS Portfolio may not sell securities it does not own such that the dollar amount of such short sales at any one time exceeds 25% of the net equity of the UBS Portfolio, and the value of securities of any one issuer in which the UBS Portfolio is short exceeds the lesser of 2.0% of the value of the Portfolio's net assets or 2.0% of the securities of any class of any U.S. issuer, and provided that short sales may be made only in those securities which are fully listed on a national securities exchange or a foreign exchange (this provision does not include the sale of securities the UBS Portfolio contemporaneously owns or where the UBS Portfolio has the right to obtain securities equivalent in kind and amount to those sold, i.e., short sales against the box). The UBS Portfolio has no current intention to engage in short selling.

          In addition to the restrictions on borrowing discussed previously in the "Investment Policies" section, the UBS Portfolio's investment restriction also provides that it may not mortgage, pledge, or hypothecate any assets, except in connection with any permitted borrowing or reverse repurchase agreements.

          Neither the Brinson Fund nor the UBS Portfolio may act as an underwriter of securities, except that, with respect to the Brinson Fund, in connection with the disposition of a security, the Brinson Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

          The UBS Portfolio has adopted a non-fundamental investment restriction which provides that it may not invest in warrants (other than warrants acquired by the UBS Portfolio as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the UBS Portfolio's net assets. The Brinson Fund is not subject to a comparable restriction.


RISK FACTORS
------------

Equity Securities

          The Brinson Fund and the UBS Portfolio invest primarily in equity securities of small capitalization growth companies. Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. Fluctuations in the value of equity investments will affect the value of the shares and thus the Brinson Fund's and the UBS Portfolio's total return to investors. Because the securities of small capital growth and emerging growth companies, particularly those traded over-the-counter, may have more limited marketability than those of larger, more seasoned companies, or market averages in general, investing in small capital growth or emerging growth companies may involve greater than average risks. The value of the Brinson Fund's and the UBS Portfolio's shares may fluctuate more widely than the value of shares of a fund that invests primarily in larger, more established companies. Normally small capital growth companies have fewer shares outstanding than larger companies; consequently, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small capital growth companies may have limited product lines, markets or financial resources and may lack management depth. There is typically less publicly available information concerning smaller issuers than for larger, more established companies.

Foreign Securities

          The Brinson Fund and the UBS Portfolio share certain risks that are inherent when investing in foreign securities that are not typically associated with investments in U.S. issuers, including, but not limited to, economic developments, possible withholding taxes, seizure of foreign deposits, changes in currency rates or currency exchange controls, higher transactional costs due to a lack of negotiated commissions, or other governmental restrictions which might affect the amount and types of foreign investments made or the payment of principal or interest on securities in the investment portfolios of the Brinson Fund and the UBS Portfolio. In addition, in some non-U.S. countries there is the possibility of political or social instability, or diplomatic developments that could affect U.S. investments in those countries. Also, there may be less information available about these securities in general, and it may be more difficult to obtain or enforce a court judgment in the event of a lawsuit. In the case of Depository Receipts, the issuers of these instruments are not obligated to disclose material information in the United States.

Currency and Exchange Rate Fluctuations

          The assets of the Brinson Fund and the UBS Portfolio are subject to certain risks associated with currency or exchange rate fluctuations. The U.S. dollar market value of the Brinson Fund's and the UBS Portfolio's investments and dividends and interest earned may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets could have adverse affects. Although both the Brinson Fund and the UBS Portfolio may attempt to manage currency exchange rate risks, there is no assurance that either will do so at an appropriate time or that either will be able to predict exchange rates accurately.

          If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

          Although foreign currency transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, these transactions also limit any potential gain that might be realized should the value of the hedged currency increase. Additionally, any premiums paid for currency or futures options increase transaction costs. Forward contracts that convert one foreign currency into another foreign currency will cause the Brinson Fund or the UBS Portfolio to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of these transactions and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date such a transaction is entered into and the date it matures. The projection of currency market increments is extremely difficult and the successful execution of a hedging strategy is highly uncertain.

          On January 1, 1999, the European Monetary Union (the "EMU") plans to introduce a new single currency, the Euro, which will replace the national currencies of participating member nations. If the Brinson Fund or the UBS Portfolio holds investments in nations with currencies replaced by the Euro, its investment process, including trading, foreign exchange, payments, settlements, cash accounts, custody and accounting, will be impacted. Although it is not possible to predict the impact of the Euro on the Brinson Fund or the UBS Portfolio, the transition and the elimination of currency risk among nations participating in the EMU may change the economic environment and behavior of investors, particularly in European markets.

          The adoption of the Euro does not reduce the currency risk presented by fluctuations in value of the U.S. dollar to other currencies, and, in fact, currency exchange risk may be magnified. Also, increased market volatility may result. Additional risks that may result include the fact that European issuers in which the Brinson Fund or the UBS Portfolio invest may face substantial conversion costs, which may not be accurately anticipated and may impact issuer profitability and creditworthiness.

          The Advisor has created an interdepartmental team to handle all Euro-related changes to enable the Brinson Fund to process transactions accurately and completely with minimal disruption to business activities. While there can be no assurance that the Brinson Fund will not be adversely affected, the Advisor and the Trust's service providers are taking steps that they believe are reasonably designed to address the Euro issue.

          The Brinson Fund's and the UBS Portfolio's ability to "pass through" any foreign taxes paid for tax credit or deduction purposes will be determined by the composition of their respective portfolios. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar.

Futures, Options and Other Derivative Instruments

          The success of the investments by the Brinson Fund and the UBS Portfolio in options, futures, forward contracts, swaps (in the case of the UBS Portfolio) and other derivative instruments will depend on the judgment of the Advisor and the UBS Sub-Adviser, respectively, as to trends relating to prices, interest rates and currency rates. Risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. The Brinson Fund or the UBS Portfolio could experience a loss if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower return. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited.

          The Brinson Fund's and the UBS Portfolio's purchases of options on indices will subject them to the following risks. First, because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Brinson Fund or the UBS Portfolio will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by either the Brinson Fund or the UBS Portfolio of options on indices is subject to the Advisor's or the UBS Sub-Adviser's ability, respectively, to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

          Second, index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Brinson Fund and the UBS Portfolio would not be able to close out options which they had purchased and they may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close trading on the last day before expiration, exercise on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

          Finally, if either the Brinson Fund or the UBS Portfolio holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Brinson Fund or the UBS Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although either the Brinson Fund or the UBS Portfolio may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Repurchase Agreements

          The Brinson Fund and the UBS Portfolio may each invest in repurchase agreements, which involve risk of loss if a seller defaults on its obligations under the agreement, and reverse repurchase agreements, which involve risk of loss if a purchaser defaults in its obligation to return securities to the Brinson Fund or the UBS Portfolio.

Securities Lending

          Both the Brinson Fund and the UBS Portfolio may loan portfolio securities to qualified broker-dealers and other institutions on a collateralized basis. As with any extension of credit, loans by the Brinson Fund or the UBS Portfolio may be subject to the risks of delay in recovery and loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities are only made to firms deemed by either the Brinson Fund or the UBS Portfolio to be of good standing, and when, in the judgment of either the Brinson Fund or the UBS Portfolio, the income that can be earned from such loans justifies the attendant risk.

When-Issued and Delayed Delivery Securities

          Both the Brinson Fund and the UBS Portfolio may purchase securities on a when-issued and, in the case of the UBS Portfolio, a delayed delivery basis. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into a when-issued or delayed delivery transaction, the Brinson Fund or the UBS Portfolio, as relevant, will rely on the other party to consummate the transaction; if the other party fails to do so, the Brinson Fund or the UBS Portfolio may be disadvantaged.

Asset-Backed Securities

          Both the Brinson Fund and the UBS Portfolio may invest in asset-backed securities. Risks of asset-backed securities include the prepayment of the debtor's obligation and the creditor's limited interests in applicable collateral. Additionally, if the letter of credit guaranteeing payments of principal or interest for the asset-backed securities is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amount due in underlying sales contracts are not realized.

Swaps

          The use of swaps by the UBS Portfolio involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the UBS Portfolio is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the UBS Portfolio will be less favorable than it would have been if this investment technique were never used. Thus, if the other party to the swap defaults, the UBS Portfolio's risk of loss consists of the net amount of interest payments that it is contractually entitled to receive.


                      INFORMATION ABOUT THE BRINSON FUND

          Additional information about the Brinson Fund is included in Exhibit B attached to this Prospectus/Proxy Statement, and in the Statement of Additional Information related to this Prospectus/Proxy

Statement, which is dated ___________, 1998, which has been filed with the Commission and is incorporated by reference herein. Copies of the Statement of Additional Information may be obtained without charge by writing to the Trust or calling 1-800-448-2430. The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the Commission. These materials can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street N.W., Washington, DC 20549, and at the offices of the Trust at 209 South LaSalle Street, Chicago, IL 60604 and at the Midwest Regional Office of the Commission at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.


                        INFORMATION ABOUT THE UBS FUND

          Information about the UBS Fund is incorporated herein by reference from its current prospectus, dated May 1, 1998, as amended or supplemented from time to time, and Statement of Additional Information of the same date, and annual report to shareholders, dated December 31, 1997, copies of which may be obtained without charge by writing or calling the Corporation at the address and telephone number shown on the cover page of this Prospectus/Proxy Statement. Reports and other information filed by the Corporation can be inspected and copied at the Public Reference Facilities maintained by the Commission at 450 Fifth Street N.W., Washington, DC 20549, and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, DC 20549, at prescribed rates.


                         TRANSFER AGENT AND CUSTODIAN


          MSTC, One Pierrepont Plaza, Brooklyn, New York 11201 provides custodian services for the Trust. CGFSC, 73 Tremont Street, Boston, Massachusetts 02108-3913 provides transfer agency services to the Trust. Investors Bank, whose principal offices are located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as the transfer and dividend disbursing agent and custodian for the UBS Fund and the UBS Portfolio.


                             SHAREHOLDER INQUIRIES

          Shareholder inquiries with respect to the Brinson Fund may be made by writing the Trust at 209 South LaSalle Street, Chicago, Illinois 60604 or by calling toll-free (800) 448-2430. Shareholder inquiries with respect to the Corporation and the UBS Fund may be made by writing to the Corporation at 200 Clarendon Street, Boston, Massachusetts 02116 or by calling toll-free (888) 827-3863.

    SPECIAL MEETING OF SHAREHOLDERS OF THE UBS PRIVATE INVESTOR FUNDS, INC.


                              UBS SMALL CAP FUND


                               DECEMBER 15, 1998



The undersigned hereby revokes all previous proxies for his/her shares and appoints [NAMES], and each of them, proxies of the undersigned with full power of substitution to vote all shares of the UBS Small Cap Fund (the "UBS Fund") of UBS Private Investor Funds, Inc. (the "Corporation") which the undersigned is entitled to vote at the Corporation's Special Meeting to be held at _____________________________ at _____ a.m. Eastern time on the 15th day of
December, 1998, including any adjournment thereof, upon such business as may properly be brought before the Meeting.

No. 1 To approve an Agreement and Plan of Reorganization between the Corporation, on behalf of the UBS Fund, and The Brinson Funds, on behalf of the U.S. Small Capitalization Fund series (the "Brinson Fund"), that provides for the acquisition of substantially all of the assets and liabilities of the UBS Fund in exchange for the Brinson U.S. Small Capitalization Fund - Class I shares of the Brinson Fund, the distribution of such shares to the shareholders of the UBS Fund, and the dissolution of the UBS Fund.

                         FOR        AGAINST         ABSTAIN
                         ---        -------         -------

                         [_]          [_]             [_]


No. 2 To vote upon any other business which may legally come before the meeting.


                              GRANT      WITHHOLD
                              -----      --------

                               [_]          [_]

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

This proxy is solicited on behalf of the Board of Directors of the Corporation. it will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposal 1, regarding the reorganization of the UBS Fund of the Corporation pursuant to the Agreement and Plan of Reorganization with the Brinson Funds. If any other matters properly come before the meeting about which the proxyholders were not aware prior to the time of the solicitation, authorization is given the proxyholders to vote in accordance with the views of management thereon. The management is not aware of any such matters.

                                    Dated:__________________________________

                                    _________________________________________
                                    Signature

                                    _________________________________________
                                    Print Name

                                    _________________________________________
                                    Signature

                                    _________________________________________
                                    Print Name

                                    NOTE:  Please sign exactly as your name
                                    appears on the proxy. If signing for
                                    estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                                  EXHIBITS TO

                        PROSPECTUS AND PROXY STATEMENT


EXHIBIT
-------

  A Agreement and Plan of Reorganization between UBS Private Investor Funds, Inc., on behalf of its UBS Small Cap Fund, and The Brinson Funds, on behalf of the U.S. Small Capitalization Fund.

  B        Additional Information Regarding the Brinson Fund.

                                                                       EXHIBIT A
                                                                       ---------

                     AGREEMENT AND PLAN OF REORGANIZATION


          AGREEMENT AND PLAN OF REORGANIZATION, made as of this ___ day of ___________ 1998, by and between The Brinson Funds (the "Trust"), a business trust created under the laws of the State of Delaware, with its principal place of business at 209 South LaSalle Street, Chicago, Illinois 60604 and UBS Private Investor Funds, Inc. (the "UBS Funds"), a corporation organized under the laws of the State of Maryland, with its principal place of business at 200 Clarendon Street, Boston, Massachusetts 02116.

                            PLAN OF REORGANIZATION

          The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Trust of substantially all of the property, assets and goodwill of the UBS Small Cap Fund (the "UBS Portfolio") of the UBS Funds in exchange solely for the Brinson U.S. Small Capitalization Fund Class I shares ("Class I shares") of beneficial interest of the U.S. Small Capitalization Fund (the "Brinson Fund"), $0.001 par value, and the assumption by the Trust of the liabilities of the UBS Portfolio,
(ii) the distribution of such shares of beneficial interest of the Brinson Fund to the shareholders of the UBS Portfolio according to their respective interests, and (iii) the dissolution of the UBS Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

                                   AGREEMENT

          In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

     1. SALE AND TRANSFER OF ASSETS AND LIABILITIES, LIQUIDATION AND DISSOLUTION OF THE UBS PORTFOLIO
          ------------------------------------------------------------

          (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of the delivery by the Trust of the number of its Class I shares of the Brinson Fund hereinafter provided, the UBS Funds on behalf of the UBS Portfolio agrees that it will convey, transfer and deliver to the Trust at the Closing provided for in Section 3 (hereinafter called the "Closing") all of the then existing liabilities and assets of the UBS Portfolio free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted securities that the UBS Portfolio may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay its costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the UBS Portfolio as liability reserves, (2) to discharge all of the UBS Portfolio's liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Closing Date, and excluding those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the directors shall reasonably deem to exist against the UBS Portfolio, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the books of the UBS Portfolio (hereinafter "Net Assets"). The UBS Portfolio shall also retain any and all rights which it may have over and against any person which may have accrued up to and including the close of business on the Closing Date.

          (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Trust agrees at the Closing to deliver to the UBS Portfolio the number of Class I shares of beneficial interest of the Brinson Fund ($0.00l par value) determined by dividing the net asset value per share of stock of the UBS Portfolio on the Closing Date by the net asset value per share of beneficial interest of the Class I shares of the Brinson Fund on the Closing Date, which net asset value per share shall be identical to that determined to be the net asset value per share of the Class I shares of the Brinson Fund on the Closing Date, and multiplying the result by the number of outstanding shares of the UBS Portfolio on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

          (c) Immediately following the Closing, the UBS Portfolio shall dissolve and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the shares of beneficial interest of the Class I shares of the Brinson Fund received by the UBS Portfolio pursuant to this
Section 1. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of the Brinson Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional shares of beneficial interest of the Class I shares of the Brinson Fund shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of common stock of the UBS Portfolio shall be entitled to surrender the same to the transfer agent for the Trust and request in exchange therefor a certificate or certificates representing the number of whole shares of beneficial interest of the Class I shares of the Brinson Fund into which the shares of common stock of the UBS Portfolio theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for fractional shares of beneficial interest of the Class I shares of the Brinson Fund shall not be issued, but shall continue to be carried by the Brinson Fund for the account of such shareholder as unissued shares. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of common stock of the UBS Portfolio shall be deemed for all the Brinson Fund purposes to evidence ownership of the number of shares of beneficial interest of the Class I shares of the Brinson Fund into which the shares of common stock of the UBS Portfolio (which prior to the Closing were represented thereby) have been converted.

     2.   VALUATION
          ---------

          (a) The value of the UBS Portfolio's Net Assets to be acquired by the Brinson Fund hereunder shall be computed as of the close of business (which shall be deemed to be the close of The New York Stock Exchange, Inc. ("NYSE")) on the Closing Date using the valuation procedures set forth in the UBS Portfolio's currently effective prospectus.

          (b) The net asset value of a share of beneficial interest of the Class I shares of the Brinson Fund shall be identical to the net asset value per share of the UBS Portfolio at the close of business on the Closing Date, determined as set forth in subsection (c) of Section 2.

          (c) The net asset value of a share of common stock of the UBS Portfolio shall be determined to the nearest full cent as of the close of business (which shall be deemed to be the close of the NYSE) on the Closing Date, using the valuation procedures as set forth in the UBS Portfolio's currently effective prospectus.

     3.   CLOSING AND CLOSING DATE
          ------------------------

          The Closing Date shall be December 16, 1998, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of the Trust, 209 South LaSalle Street, Chicago, Illinois 60604 at 10:00 a.m. Eastern Time on the first business day following the Closing Date. The UBS Funds shall have provided for delivery as of the Closing of those Net Assets of the UBS Portfolio to be transferred to the Trust's Custodian, Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201. Also, the UBS Funds shall deliver at the Closing a list of names and addresses of the shareholders of record of the UBS Portfolio and the number of shares of common stock of the UBS Portfolio owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the close of business on the Closing Date, certified by its transfer agent, or by its President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of the Class I shares of the Brinson Fund to be delivered to said transfer agent registered in such manner as the UBS Funds may request, or provide evidence satisfactory to the UBS Portfolio that such shares of the Brinson Fund have been registered in an account on the books of the Brinson Fund in such manner as the UBS Funds may request.

     4.   REPRESENTATIONS AND WARRANTIES BY THE UBS FUNDS
          -----------------------------------------------

          The UBS Funds represents and warrants to the Trust that:

          (a) UBS Funds is a corporation duly organized under the laws of the State of Maryland on November 16, 1995, and is validly existing and in good standing under the laws of that state. UBS Funds, of which the UBS Portfolio is a diversified separate series of shares, is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

          (b) The UBS Funds has an authorized capital of 500,000,000 shares of common stock with $0.001 par value per share, each outstanding share of which is fully paid, non-assessable, fully transferable and has full voting rights.

          (c) The financial statements appearing in the UBS Funds' Annual Report to Shareholders for the fiscal year ended December 31, 1997, audited by Price Waterhouse LLP, and the unaudited financial statements appearing in the UBS Funds' Semi-Annual Report to Shareholders for the period ended June 30, 1998, copies of which have been delivered to the Trust, fairly present the financial position of the UBS Funds and the UBS Portfolio as of the respective dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (d) The books and records of the UBS Portfolio made available to the Trust and/or its counsel are true and correct and contain no material omissions with respect to the business and operations of the UBS Portfolio.

          (e) The UBS Funds has the necessary power and authority to conduct its business as such business is now being conducted.

          (f) The UBS Funds is not a party to or obligated under any provision of its Articles of Incorporation, By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement and Plan of Reorganization.

          (g) The UBS Funds is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

          (h) The UBS Funds does not have any unamortized or unpaid organizational fees or expenses.

          (i) The UBS Portfolio satisfies, will at the Closing satisfy, and consummation of this Agreement will not cause it to fail to satisfy, for any period, the requirements of Subchapter M of the Code.

     5.   REPRESENTATIONS AND WARRANTIES BY THE TRUST
          -------------------------------------------

          The Trust represents and warrants to the UBS Funds that:

          (a) The Trust is a business trust created under the laws of the State of Delaware on August 9, 1993, and is validly existing and in good standing under the laws of that state. The Trust, of which the Brinson Fund is a diversified separate series of shares, is duly registered under the 1940 Act, as an open-end, management investment company and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

          (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share. Each outstanding share is fully paid, non-assessable, fully transferable, and has full voting rights. The shares of beneficial interest of the Class I shares of the Brinson Fund to be issued pursuant to this Agreement and Plan of Reorganization will be fully paid, non-assessable, freely transferable and have full voting rights.

          (c) At the Closing, the shares of beneficial interest of the Class I shares of the Brinson Fund will be eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the UBS Portfolio are presently eligible for offering to the public, and there are a sufficient number of such shares registered under the 1933 Act, to permit the transfers contemplated by this Agreement to be consummated.

          (d) The Trust has the necessary power and authority to conduct its business as such business is now being conducted.

          (e) The Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement and Plan of Reorganization.

          (f) Neither the Trust nor the Brinson Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     6.   REPRESENTATIONS AND WARRANTIES BY THE UBS FUNDS AND THE TRUST
          -------------------------------------------------------------

          The UBS Funds and the Trust each represents and warrants to the other that:

          (a) The statement of assets and liabilities to be furnished by it as of the close of business on the Closing Date for the purpose of determining the number of shares of beneficial interest of the Class I shares of the Brinson Fund to be issued pursuant to Section 1 of this Agreement will accurately reflect its Net Assets in the case of the UBS Portfolio and its net assets in the case of the Brinson Fund, and outstanding shares of beneficial interest or common stock, as applicable, as of such date in conformity with generally accepted accounting principles applied on a consistent basis.

          (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (a) above, free and clear of all liens or encumbrances of any nature whatever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that the UBS Portfolio may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

          (c) Except as disclosed in its currently effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it.

          (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

          (e) It has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of its Board of Directors or Board of Trustees, as the case may be, and this Agreement constitutes its valid and binding obligation enforceable in accordance with its terms.

     7.   COVENANTS OF THE UBS FUNDS AND THE TRUST
          ----------------------------------------

          (a) The UBS Funds and the Trust each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

          (b) The UBS Funds undertakes that it will not acquire the Brinson Fund's shares for the purpose of making distributions thereof other than to the UBS Portfolio's shareholders.

          (c) The UBS Funds undertakes that if this Agreement is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company.

          (d) The UBS Funds and the Trust each agree that by the Closing, all of its federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

          (e)   The UBS Funds will at the Closing provide the Trust with:

                (1) A statement of the respective tax basis of all investments and liabilities to be transferred by the UBS Portfolio to the Brinson Fund certified by PricewaterhouseCoopers LLP.

                (2) A copy of the shareholder ledger accounts for all the shareholders of record of the UBS Portfolio as of the close of business on the Closing Date, who are to become shareholders of the Brinson Fund as a result of the transfer of assets which is the subject of this Agreement, certified by its transfer agent or its President to the best of their knowledge and belief.

          (f) UBS Funds agrees to mail to each shareholder of record of the UBS Portfolio entitled to vote at the meeting of shareholders at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

          (g) The Trust will file with the United States Securities and Exchange Commission (the "Commission") a Registration Statement on Form N-14 under the 1933 Act ("Registration Statement"), relating to the shares of beneficial interest of the Class I shares of the Brinson Fund issuable hereunder, and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the UBS Portfolio's shareholders' meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     8.   CONDITIONS PRECEDENT TO BE FULFILLED BY THE UBS FUNDS AND THE TRUST
          -------------------------------------------------------------------

          The obligations of the UBS Funds and the Trust to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

          (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

          (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Directors or Board of Trustees, as applicable, certified by the Secretary or equivalent officer.

          (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin consummation of the reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

          (d) That the adoption of this Agreement and Plan of Reorganization contemplated hereby shall have been approved by the holders of at least a majority of the outstanding shares of the UBS Portfolio at a special meeting to be held no later than March 22, 1999 or other such date as the parties may agree.

          (e) That each party shall have declared a distribution or distributions prior to the Closing Date which, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the close of business on the Closing Date, and (ii) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

          (f) That prior to or at the Closing, the UBS Funds and the Trust shall receive an opinion from Messrs. Stradley, Ronon, Stevens & Young LLP, counsel to the Trust, to the effect that provided the acquisition contemplated hereby is carried out in accordance with this Agreement and in accordance with customary representations provided by the UBS Funds and the Trust in certificates delivered to counsel to the Trust:

                (1) The acquisition by the Brinson Fund of substantially all of the assets and liabilities of the UBS Portfolio in exchange for the Brinson Fund voting shares followed by the distribution by the UBS Portfolio of the Brinson Fund voting shares to the shareholders, in complete liquidation, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code. For these purposes, "substantially all" means at least 70 percent of the fair market value of the gross assets and at least 90 percent of the fair market value of the net assets of the UBS Portfolio. Additionally, the Brinson Fund and the UBS Portfolio will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

                (2) No gain or loss will be recognized by the UBS Portfolio upon the transfer of substantially all of its assets and liabilities to the Brinson Fund in exchange solely for voting shares of the Brinson Fund (Sections 361(a) and 357(a)). No opinion will be expressed as to whether any accrued market discount will be required to be recognized as ordinary income pursuant to Section 1276 of the Code;

                (3) No gain or loss will be recognized by the Brinson Fund upon the receipt of substantially all of the assets and liabilities of the UBS Portfolio in exchange solely for voting shares of the Brinson Fund (Section 1032(a) of the Code);

               (4) The basis of the assets and liabilities of the UBS Portfolio received by the Brinson Fund will be the same as the basis of such assets to the UBS Portfolio immediately prior to the exchange (Section 362(b) of the Code);

               (5) The holding period of the assets of the UBS Portfolio received by the Brinson Fund will include the period during which such assets were held by the UBS Portfolio (Section 1223(2) of the Code);

               (6) No gain or loss will be recognized to the shareholders of the UBS Portfolio upon the exchange of their shares in the UBS Portfolio for voting shares of the Brinson Fund (including fractional shares to which they may be entitled) (Section 354(a) of the Code);

               (7) The basis of the Brinson Fund's shares received by the UBS Portfolio shareholders (including fractional shares to which they may be entitled) shall be the same as the basis of the shares of the UBS Portfolio exchanged therefor (Section 358(a)(1) of the Code);

               (8) The holding period of the Brinson Fund's shares received by the UBS Portfolio's shareholders (including fractional shares to which they may be entitled) will include the holding period of the UBS Portfolio's shares surrendered in exchange therefor, provided that the UBS Portfolio shares were held as a capital asset on the date of the exchange (Section 1223(l) of the Code); and

               (9) The Brinson Fund will succeed to and take into account the items of the UBS Portfolio described in Section 381(c) of the Code, including the earnings and profits, or deficit earnings and profits, of the UBS Portfolio as of the date of the transaction (Section 381(a) and Treasury Regulations 1.381-1(a)). Any deficit in earnings and profits of the UBS Portfolio will be used only to offset earnings and profits accumulated after the effective date of the proposed reorganization. The Brinson Fund will take these items into account subject to the conditions and limitations specified under Sections 381, 382, 383 and 384 and the Treasury Regulations thereunder.


          (g) That the Trust shall have received an opinion in form and substance satisfactory to it from Messrs. Willkie Farr & Gallagher, counsel to the UBS Funds, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

               (1) UBS Funds was incorporated under the laws of the State of Maryland on November 16, 1995, and is validly existing and in good standing under the laws of the State of Maryland;

               (2) UBS Funds has an authorized capital of 500,000,000 shares of common stock, par value $0.001 per share, and, assuming that the initial shares of common stock of the UBS Portfolio were issued in accordance with the 1940 Act, and the Articles of Incorporation and By-laws of the UBS Funds, and that all other outstanding shares of the UBS Portfolio were sold, issued and paid for in accordance with the terms of the UBS Portfolio's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, fully transferable and has full voting rights;

               (3) UBS Funds is an open-end, investment company of the management type registered as such under the 1940 Act;

               (4) Except as disclosed in the UBS Portfolio's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the UBS Funds, the unfavorable outcome of which would materially and adversely affect the UBS Funds or the UBS Portfolio;

               (5) All corporate actions required to be taken by the UBS Funds to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary corporate action on the part of the UBS Funds; and

               (6) This Agreement is the legal, valid and binding obligation of the UBS Funds and is enforceable against the UBS Funds in accordance with its terms.

          In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the UBS Funds with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the UBS Funds and the UBS Portfolio.

          (h) That the UBS Funds shall have received an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young LLP, counsel to Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

               (1) The Trust was created as a business trust under the laws of the State of Delaware on August 9, 1993, and is validly existing and in good standing under the laws of that state;

               (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, par value $0.001 per share, and, assuming that the initial shares of beneficial interest of the Class I shares of the Brinson Fund were issued in accordance with the 1940 Act, and the Trust's Agreement and Declaration of Trust and that all other such shares were sold, issued and paid for in accordance with the terms of the Brinson Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

               (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

               (4) Except as disclosed in the Brinson Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or the Brinson Fund;

               (5) The shares of beneficial interest of the Brinson Fund to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be nonassessable by the Trust or the Brinson Fund;

               (6) All actions required to be taken by the Trust to authorize this Agreement and to effect the Plan of Reorganization contemplated hereby have been duly authorized by all necessary action on the part of the Trust;

               (7) Neither the execution, delivery nor performance of this Agreement by the Trust violates any provision of its Agreement and Declaration of Trust, its Bylaws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound;

               (8) This Agreement is the legal, valid and binding obligation of the Trust and is enforceable against the Trust in accordance with its terms;

               (9) The registration statement of the Trust filed with the Commission on September 15, 1998, is, at the time of the signing of this Agreement, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the Commission under the 1933 Act, and nothing has come to its attention which causes it to believe that at the time the registration statement became effective, or at the time of the signing of this Agreement, such registration statement (except for the financial statements and other financial and statistical data included therein, as to which counsel need express no opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          and such counsel knows of no legal or government proceedings required to be described in the registration statement or of any contract or document of a character required to be described in the registration statement that is not described as required.

          In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

          (i) That the UBS Funds shall have received a certificate from the President and Secretary of the Trust to the effect that the statements contained in the registration statement of the Trust filed with the Commission on April 28, 1998, at the time the registration statement became effective, at the date of the signing of this Agreement, at the Closing, and at all times during this period did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (j) That the Trust's Registration Statement with respect to the Class I shares of the Brinson Fund to be delivered to the UBS Portfolio's shareholders in accordance with this Agreement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

          (k) That the Class I shares of the Brinson Fund to be delivered hereunder shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each UBS Portfolio shareholder.

          (l) That at the Closing, the UBS Funds transfers to the Brinson Fund aggregate Net Assets of the UBS Portfolio comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the UBS Portfolio on the Closing Date.

     9.   BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS
          ---------------------------------------------

          (a) The UBS Funds and the Trust each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

          (b) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne exclusively by UBS A.G. or its affiliates and neither UBS Funds nor the Trust will bear any such expenses.

          (c) Any other provision of this Agreement to the contrary notwithstanding, any liability of the UBS Funds under this Agreement with respect to any UBS Portfolio, or in connection with the transactions contemplated herein with respect to any UBS Portfolio, shall be discharged only out of the assets of that UBS Portfolio, and no other Portfolio of the UBS Funds shall be liable with respect thereto.

     10.  TERMINATION, WAIVER; ORDER
          --------------------------

          (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the UBS Portfolio) prior to the Closing as follows:

               (1)  by mutual consent of the UBS Funds and the Trust;

               (2) by the Trust if any condition precedent to its obligations set forth in Section 8 has not been fulfilled or waived by the Trust; or

               (3) by the UBS Funds if any condition precedent to its obligations set forth in Section 8 has not been fulfilled or waived by the UBS Funds.

               An election by the UBS Funds or the Trust to terminate this Agreement and to abandon the Plan of Reorganization shall be exercised respectively by the Board of Directors of the UBS Funds or the Board of Trustees of the Trust.

          (b) If the transactions contemplated by this Agreement have not been consummated by March 13, 1999, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the UBS Funds and the Trust.

          (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the UBS Funds or the Trust or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

          (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the UBS Funds or the Trust, respectively (whichever is entitled to the benefit thereof), by action taken by the Board of Directors of the UBS Funds or the Board of Trustees of the Trust, if, in the judgment of the Board of Directors of the UBS Funds or the Board of Trustees of the Trust (as the case may be), such action or waiver will not have a material adverse affect on the benefits intended under this Agreement to the holders of shares of the UBS Portfolio or the Brinson Fund, on behalf of which such action is taken.

          (e) The respective representations and warranties contained in Sections 4-7 hereof shall expire with, and be terminated by, the Plan of Reorganization, and neither the UBS Funds nor the Trust nor any of their officers, trustees or directors, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee or director, agent or shareholder of the UBS Funds or the Trust against any liability to the entity for which that officer, trustee or director, agent or shareholder so acts or to its shareholders to which that officer, trustee or director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

          (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions which are determined by action of the Board of Directors of the UBS Funds or the Board Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the UBS Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Class I shares of the Brinson Fund to be issued to the UBS Portfolio in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the UBS Portfolio prior to the meeting at which the transactions contemplated by this Agreement shall have been approved, this Agreement shall not be consummated and shall terminate unless the UBS Funds shall promptly call a special meeting of shareholders of the UBS Portfolio at which such conditions so imposed shall be submitted for approval.

     11.  ENTIRE AGREEMENT AND AMENDMENTS
          -------------------------------

          This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

     12.  COUNTERPARTS
          ------------

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

     13.  NOTICES
          -------

          Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the UBS Funds at 200 Clarendon, Street, Boston, MA 02116 ATTENTION: Paul J. Jasinski, President, or to the Trust at 209 South LaSalle Street, Chicago, Illinois 60604, Attention:
Thomas E. McFarlan, President, as the case may be.

     14.  GOVERNING LAW
          -------------

          This Agreement shall be governed by and carried out in accordance with the internal laws of the State of Delaware.

          IN WITNESS WHEREOF, the UBS Funds and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first above written.

                                    UBS PRIVATE INVESTOR FUNDS, INC.

Attest:

                                    By:
________________________________        ______________________________
    Susan C. Mosher, Secretary           Paul J. Jasinski, President


                                    THE BRINSON FUNDS


Attest:

                                    By:
________________________________        ______________________________
    Carolyn M. Burke, Secretary          E. Thomas McFarlan, President

                                                                       EXHIBIT B

               ADDITIONAL INFORMATION REGARDING THE BRINSON FUND

     Unless otherwise defined in this Exhibit B, all capitalized terms have the meanings set forth in the Prospectus/Proxy Statement.

INVESTMENT CONSIDERATIONS AND RISKS
-----------------------------------

     The following provides information about the types of instruments in which the Brinson Fund may invest, strategies employed by the Advisor in its attempt to attain the Brinson Fund's investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Brinson Fund, nor can there be any assurance that the Brinson Fund will be able to attain its investment objective.

Foreign Investments

     Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlements of transactions in some non-U.S. markets may be delayed or be less frequent than in the United States, which could affect the liquidity of the Brinson Fund's portfolio. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Brinson Fund, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Brinson Fund intends to diversify broadly among countries, but reserves the right to invest a portion of its assets in one or more countries if economic and business conditions warrant such investments. The Advisor will take these factors in consideration by managing the Brinson Fund's investments. Because the Brinson Fund will keep its books and records in U.S. dollars, the Brinson Fund will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended (the "Code"), and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

     The U.S. dollar market value of the Brinson Fund's investments and of dividends and interest earned by the Brinson Fund may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Brinson Fund. Although the Brinson Fund may attempt to manage currency exchange rate risks, there is no assurance that the Brinson Fund will do so at an appropriate time or that it will be able to predict exchange rates accurately. For example, if the Brinson Fund increases its exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Brinson Fund. Similarly, if the Brinson Fund decreases its exposure to a currency, and the currency's price rises, the Brinson Fund will lose the opportunity to participate in the currency's appreciation The Brinson Fund will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

     The non-U.S. fixed income component of the Brinson Fund will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

     Payments to holders of the higher yielding foreign debt securities in which the Brinson Fund may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such securities, there is no assurance that such payments will be made.

Foreign Currency Transactions

     To manage exposure to currency fluctuations, the Brinson Fund may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Brinson Fund will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Brinson Fund to set aside liquid assets in a segregated custodial account to cover its obligations.

Futures, Options and Derivative Instruments

     The investment in futures, options, forward contracts, and similar strategies by the Brinson Fund will depend on the Advisor's judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Brinson Fund to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Brinson Fund could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. For example, if a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower the Brinson Fund's return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge).

     The Brinson Fund may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. The Brinson Fund will not engage in derivative investments purely for speculative purposes. The Brinson Fund will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Brinson Fund's overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Brinson Fund's other portfolio investments.

     Where not specified, investment limitations with respect to the Brinson Fund's derivative instruments will be consistent with the Brinson Fund's existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Brinson Fund, including options, futures and forward contracts, are described in greater detail in the Statement of Additional Information to this Prospectus/Proxy Statement.

MANAGEMENT OF THE TRUST

The Board of Trustees

     The Trust is a Delaware business trust. Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Brinson Fund.

Information Regarding the Advisor

     The Advisor, a Delaware corporation, is an investment management firm that, in addition to managing the Trust, serves as the investment advisor to nine other investment companies: Brinson Relationship Funds, which includes seventeen investment portfolios (series); The Enterprise Group of Funds, Inc. - International Growth Portfolio; Enterprise Accumulation Trust - International Growth Portfolio; Fort Dearborn Income Securities, Inc.; The Hirtle Callaghan International Trust - The International Equity Portfolio; John Hancock Variable Annuity Series Trust - International Balanced Portfolio; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; AON Funds - International Equity Fund; and The Republic Funds - Republic Equity Fund.

     Brinson has offices in Bahrain, Basel, Frankfurt, Geneva, Hong Kong, London, Melbourne, New York, Paris, Rio de Janeiro, Singapore, Sydney, Tokyo and Zurich, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson is a wholly-owned subsidiary of UBS A.G. UBS A.G., with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS A.G. was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Pursuant to its investment advisory agreement (the "Agreement") with the Trust on behalf of the Brinson Fund, the Advisor is entitled to receive a monthly fee equal to an annual percentage rate of the Brinson Fund's average daily net assets for providing investment advisory services. The Advisor is responsible for paying its own expenses. Pursuant to the Agreement, the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

     Investment decisions for the Brinson Fund are made by an investment management team at Brinson. No one member of the investment management team is primarily responsible for making recommendations for portfolio purchases for the Brinson Fund.

ADMINISTRATION OF THE TRUST

The Underwriter

     FDI was engaged as underwriter pursuant to an agreement dated February 5, 1997. The fee for FDI's service is borne by the Advisor.

The Administrator

Administrative, Accounting, Transfer Agency and Custodian Services

     The Trust, on behalf of the Brinson Fund, has entered into a Services Agreement with MSTC pursuant to which MSTC is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Brinson Fund.

     MSTC provides custodian services for the securities and cash of the Brinson Fund. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period and out-of-pocket expenses.

     Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts, will serve as co-custodian for the Brinson Fund with respect to certain foreign securities until such securities are transferred to

MSTC. After such securities are transferred to MSTC, MSTC will be the sole custodian of the Brinson Fund under the terms of the Services Agreement.

     As authorized under the Services Agreement, MSTC has entered into the CGFSC Agreement with CGFSC. Subject to the supervision of the Board of Trustees of the Trust, MSTC supervises and monitors such services provided by CGFSC.

     Pursuant to the CGFSC Agreement, CGFSC provides:

     (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;

     (2) accounting and portfolio valuation services, including the daily calculation of the Brinson Fund's net asset value and the preparation of certain financial statements; and

     (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of the Brinson Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430.

     Also, as authorized under the Services Agreement, MSTC has entered into a sub-administration agreement (the "FDI Agreement") with FDI under which FDI provides administrative assistance to the Brinson Fund with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Brinson Fund's day-to-day operations, (iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records.

     Pursuant to the CGFSC Agreement and the FDI Agreement, MSTC pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to MSTC in fulfilling MSTC's obligations under the Services Agreement.

Independent Auditors

     Ernst & Young LLP, Chicago, Illinois, are the independent auditors of the Trust.

PURCHASE OF SHARES

     Shares of the Brinson Fund may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of the Brinson Fund's shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Brinson Fund or any Trust Series. The Brinson Fund will not accept a check endorsed over by a third-party.

     Purchase orders for shares of the Brinson Fund which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Brinson Fund's net asset value per share is calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Brinson Fund received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined. The Brinson Fund reserves the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

     Under certain circumstances, the Trust has entered into one or more agreements (each, a "Sales Agreement") with brokers, dealers or financial institutions (each, an "Authorized Dealer") under which the Authorized Dealer may directly, or through intermediaries that the Authorized Dealer is authorized to designate under the Sales Agreement (each a "Sub-designee"), accept purchase and redemption orders that are in "good form" on behalf of the Brinson Fund. The Brinson Fund will be deemed to have received a purchase order when the Authorized Dealer or Sub-designee accepts the purchase order and such order will be priced at the Brinson Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

     The Trust may accept telephone orders for the Brinson Fund's shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Brinson Fund. Shares of the Brinson Fund may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

     The Advisor, or its affiliates, from its own resources, may compensate broker-dealers or the financial intermediaries ("Services Providers") for marketing, shareholder servicing, recordkeeping and/or other services performed with respect to the Brinson Fund's Class I Shares. Payments made for any of these purposes may be made from its revenues, its profits or any other sources available to it. When such service arrangements are in effect, they are made generally available to all qualified Service Providers.

Purchases may be made in one of the following ways:

                              INITIAL INVESTMENT                                     SUBSEQUENT INVESTMENTS
                              ------------------                                     ----------------------
                    MINIMUM $1,000,000                                     MINIMUM $2,500

By Mail:            .  Complete and sign the Account Application           .  Make your check payable to "Brinson U.S. Small
                       that accompanies the Brinson Fund's prospectus.        Capitalization Fund-Class I."
                    .  Make your check payable to "Brinson U.S.            .  Enclose the remittance portion of your
                       Small Capitalization Fund-Class I."                    account statement and include the amount of
                    .  Mail to the address indicated on the Account           investment, the account name and number.
                       Application.                                        .  Mail to the address indicated on your account
                                                                              statement or enclose in the envelope provided.

By Wire:            .  Call 1-800-448-2430 to arrange for a wire           .  Wire federal funds to:
                       transaction.                                           THE CHASE MANHATTAN BANK
                    .  Wire federal funds within 24 hours to:                 ABA#021000021
                       THE CHASE MANHATTAN BANK                               DDA#9102-783504
                       ABA#021000021                                          FOR:  "BRINSON U.S. SMALL CAPITALIZATION
                       DDA#9102-783504                                        FUND-CLASS I" AND INCLUDE YOUR NAME AND ACCOUNT
                       FOR:  "BRINSON U.S. SMALL CAPITALIZATION               NUMBER.
                       FUND-CLASS I" AND INCLUDE YOUR NAME AND NEW
                       ACCOUNT NUMBER.
                    .  Complete and sign the Account Application and
                       mail to the address indicated on the Account
                       Application immediately following the initial
                       wire transaction.

                              INITIAL INVESTMENT                                     SUBSEQUENT INVESTMENTS
                              ------------------                                     ----------------------

                    MINIMUM $1,000,000                                     MINIMUM $2,500

By telephone:       .  Call 1-800-448-2430 to arrange for a                .  Call 1-800-448-2430 to arrange for a
                       telephone transaction.                                 telephone transaction.

Purchasing By       .  You may open a new account for a Trust Series       .  You may purchase additional shares of a Trust
Exchanges:             by making an exchange from an existing Brinson         Series by making an exchange from an existing
                       Fund-Class I account of any other Trust Series.        Brinson Fund-Class I account of any other Trust
                       Exchanges may be made by mail or telephone.            Series. Exchanges may be made by mail or
                       Call 1-800-448-2430 for assistance.                    telephone.  Call 1-800-448-2430 for assistance.

                              INITIAL INVESTMENT                                     SUBSEQUENT INVESTMENTS
                              ------------------                                     ----------------------
                    MINIMUM $1,000,000                                     MINIMUM $2,500

Automatically:      .  Please refer to "Automatic Investment Plan"         .  Please refer to "Automatic Investment Plan"
                       under "Account Options" or call 1-800-448-2430         under "Account Options" or call 1-800-448-2430
                       for assistance.                                        for assistance.

ACCOUNT OPTIONS

     The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-448-2430.

          ACCOUNT OPTIONS                                                  INSTRUCTIONS
          ---------------                                                  ------------
AUTOMATIC INVESTMENT PLAN               .  You may have money deducted directly from your checking, savings or bank money market accounts for investment in the Trust Series each month or quarter.
                                        .  Complete the Automatic Investment Plan application, which is available upon request by calling 1-800-448-2430, and mail it to the address indicated.
                                        .  The initial account must be opened first with the initial $1,000,000 minimum investment, with subsequent minimum investments of $500 pursuant to the Automatic
                                           Investment Plan.
                                        .  The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased.  The Trust may alter or terminate the Automatic Investment Plan at any time.

SYSTEMATIC WITHDRAWAL PLAN              .  A shareholder with a minimum account of $1,000,000 may direct the transfer agent to send the shareholder (or anyone the shareholder designates) regular, monthly, quarterly or semi-annual payments.  Each payment under a systematic
                                           Withdrawal Plan ("SWP") must be at least $500.  Such payments are drawn from share redemptions.
                                        .  Shareholders participating in the SWP must elect to have their dividends and distributions automatically reinvested in additional Brinson Fund shares.
                                        .  The Trust may terminate any SWP for an account if the value of the account falls below $50,000 as a result of share redemptions or an exchange of shares of a Trust Series for Brinson Fund-Class I shares of another Trust Series.

INDIVIDUAL RETIREMENT ACCOUNTS          .  An IRA is a tax-deferred retirement savings account that may be used by an individual under age 70 1/2 who has compensation or self-employment income and his or her unemployed spouse, or an individual who has received a qualified distribution from his or her employer's retirement plan.
                                        .  The minimum purchase requirement for IRAs is $2,000.

REDEMPTION OF SHARES

     Shares of the Brinson Fund may be redeemed without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. A shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

     Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Brinson Fund's net asset value per share is calculated are effected that day. The Brinson Fund reserves the right to change the time at which purchases are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

     Shares of the Brinson Fund may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

     Customers of Eligible Institutions must request a representative of their Eligible Institution to assist them in placing a redemption order with the Brinson Fund.

     Under the Sales Agreement, the Authorized Dealer or Sub-designee is authorized to accept redemption orders on behalf of the Brinson Fund. The Brinson Fund will be deemed to have received a redemption order when the Authorized Dealer or Sub-designee accepts the redemption order and such order will be priced at the Brinson Fund's net asset value next computed after such order is accepted by the Authorized Dealer or Sub-designee.

     The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion the of Advisor or the Board of Trustees, result in the necessity of the Brinson Fund selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Brinson Fund. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and part in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Brinson Fund, during any 90-day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Brinson Fund. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Brinson Fund. In-kind payments need not constitute a cross-section of the Brinson Fund's portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where the Brinson Fund computes such redemption in-kind, the Brinson Fund will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

Shares may be redeemed in one of the following ways:

By Mail:            .  Submit a written request for redemption with:
                         .  The Brinson Fund's name;
                         .  Your Fund account number;
                         . The dollar amount or number of shares to be redeemed; and
                         . Signatures of all persons required to sign for transactions, exactly as their names appear on the Account Application.
                    .  A signature guarantee for the signature of each person in whose name the account is registered is required on all written redemption requests over $5,000.
                    .  Mail to the address indicated on the Account Application.
                       Questions may be directed to the transfer agent at 1-800-
                       448-2430.

By Wire:            .  This service must be elected either on the initial
                       application or subsequently arranged in writing.
                    .  Shares may be redeemed by instructing the transfer agent by telephone at 1-800-448-2430.

                    . Wire redemption requests must be received by the transfer agent before 4:00 p.m. Eastern time for money to be wired the next business day.

By Telephone:       .  This service must be elected either on the initial
                       application or subsequently arranged in writing.
                    .  Shares may be redeemed by instructing the transfer agent by telephone at 1-800-448-2430.
                    .  Shares will be sold at the next share price calculated
                       after the order is received and accepted. Share price is normally calculated at 4:00 p.m. Eastern time.

Automatically:      .  Please refer to "Systematic Withdrawal Plan" under
                       "Account Options" or call 1-800-448-2430 for assistance.

_____________

Note: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Brinson Fund by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS

     Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Brinson Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if it does not, the Brinson Fund or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES

     Shares of the Brinson Fund may be exchanged for Brinson Fund-Class I Shares of any other Trust Series. Exchanges will not be permitted between the Brinson Fund-Class I shares and either the UBS Investment Funds class of shares or the Brinson Fund-Class N shares of a Trust Series.

     Shares of the Brinson Fund may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose changes upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

     Exchanges will be made on the basis of the relative net asset value per share of the Brinson Fund-Class I shares of the Trust Series from which, and the Trust Series into which, the exchange is made. Exchanges may be made only for shares of a Trust Series and class then offering its shares for sale in the purchaser's state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Trust Series and reinvested in shares of another Trust Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Trust Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. The Brinson Fund reserves the right to change the time at which exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

TRANSFER OF SECURITIES

     At the discretion of the Trust, investors may be permitted to purchase the Brinson Fund's Class I Shares by transferring securities to the Brinson Fund that meet the Brinson Fund's investment objective and policies. Securities transferred to the Brinson Fund will be valued in accordance with the same procedures used to determine the Brinson Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Brinson Fund in exchange for securities will be issued at the net asset value per share of the Brinson Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Brinson Fund and must be delivered to the Brinson Fund by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Brinson Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Brinson Fund's portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Brinson Fund under the Securities Act of 1933, as amended, or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Brinson Fund, will not exceed 5% of the Brinson Fund's net assets immediately after the transaction.

NET ASSET VALUE

     The net asset value per share for each class of shares of the Brinson Fund is computed by adding, with respect to each class of shares, the value of the Brinson Fund's investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the shares of each classes' shares, all of which are sold on a continuous basis, is the net asset value of that class.

     The valuation of assets for determining the net asset value of the Class I Shares may be summarized as follows: Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Brinson Fund realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

     Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

     Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Brinson Fund in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day. The Brinson Fund reserves the right to change the time at which purchases, redemptions and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign securities and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a class of the Brinson Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that the Brinson Fund values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Brinson Fund may be used.

     The Brinson Fund's portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a class of the Brinson Fund may be significantly affected by such trading on days when shareholders have no access to the Brinson Fund.

     All of the Brinson Fund's classes of shares will bear pro rata all of the expenses of the Brinson Fund common to all classes. The net asset value of all outstanding shares of each class of the Brinson Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Brinson Fund represented by the value of shares of that class. All income earned and expenses incurred by the Brinson Fund will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Brinson Fund represented by the value of shares of such class, except that the Brinson Fund-Class N and UBS Investment Funds class of shares will bear 12b-1 expenses payable under their respective 12b-1 plans.

     Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class, and related performance, of the Brinson Fund may vary. The per share net asset value of the Brinson Fund-Class N shares and the UBS Investment Funds class of shares will generally be lower than that of the Brinson Fund-Class I shares of the Brinson Fund because of the higher expenses borne by the UBS Investment Funds class of shares and the Brinson Fund-Class N shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expenses differential among the classes.

DIVIDENDS AND DISTRIBUTIONS

     The Brinson Fund will distribute its net investment income semi-annually in June and December. The Brinson Fund will distribute annually in December substantially all of its net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Brinson Fund, if later) and ending October 31, and, at the same time, will distribute all of its net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

     Dividends and other distributions paid by the Brinson Fund with respect to its Brinson Fund-Class N, Brinson Fund-Class I and UBS Investment Funds class of shares are calculated in the same manner and at the same time. The per share amount of any income dividends will generally differ among the classes only to the extent that the Brinson Fund-Class N and UBS Investment Funds class are subject to separate 12b-1 fees. The per share dividends on UBS Investment Funds class of shares and Brinson Fund-Class N shares will be lower than the per share dividends on the Brinson Fund-Class I shares of the Brinson Fund as a result of the distribution and service fees applicable with respect to the UBS Investment Funds class of shares and Brinson Fund-Class N shares.

     Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the same class of the Brinson Fund at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other disbursements which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividend and distributions are subject to taxes.`

TAXES

     The Brinson Fund intends to qualify for taxation as a "regulated investment company" under the Code. Such qualification would relieve the Brinson Fund of liability for federal income taxes to the extent the Brinson Fund's earnings are distributed in accordance with the Code. The Brinson Fund is treated as a separate corporate entity for federal tax purposes.

     Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held Class I Shares of the Brinson Fund. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions. Further information regarding the tax consequences of investing in the Brinson Fund is included in the Statement of Additional Information to this Prospectus/Proxy Statement. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

     Redemptions of the Brinson Fund's Class I Shares, and the exchange of shares between the Trust Series, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions. If shares of a Trust Series are held for six months or less, any loss that a shareholder will have will be treated as a long-term capital loss to the extent of any capital gains distributions received by such shareholder from the Trust Series. All or a portion of any loss on the redemption or exchange of shares will be disallowed if the shareholder purchases other shares in the Trust Series within 30 days before or after such redemption or exchange. Redemptions and exchanges of shares in a Trust Series may also be subject to state and local taxes.

     Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Brinson Fund, or if, to the Brinson Fund's knowledge, an incorrect number has been furnished, or if the Brinson Fund has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

GENERAL INFORMATION

     The Trust is registered under the 1940 Act as an open-end management investment company, commonly known as a mutual fund and consists of thirteen Trust Series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

DESCRIPTION OF SHARES

     Each Trust Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each Trust Series represent equal proportionate interests in the assets of that Trust Series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Trust Series' Brinson Fund-Class N and UBS Investment Funds class of shares shall have voting rights with respect to the Rule 12b-1 plan relating to such classes, respectively, as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights.

VOTING RIGHTS

     Each issued and outstanding full and fractional share of the Brinson Fund is entitled to one full and fractional vote in the Brinson Fund and all shares of the Brinson Fund participate equally with regard to dividends, distributions, and liquidations with respect to the Brinson Fund. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Trust Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Trust Series, in which case the shareholders of all such Trust Series shall be entitled to vote thereon. Only the Brinson Fund-Class N shareholders may vote on matters related to the Rule 12b-1 plan associated with that class and only the UBS Investment Funds class shareholders may vote on matters related to the Rule 12b-1 plan associated with that class.

SHAREHOLDER MEETINGS

     The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Trust Series. The SEC, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Trust Series. In addition, subject to certain conditions, shareholders of each Trust Series may apply to the Trust Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER

     As a result of the investment policies of the Brinson Fund, its portfolio turnover rate may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Brinson Fund and ultimately the Brinson Fund's shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income for tax purposes.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, the Brinson Fund may pay a broker-dealer a commission for effecting a portfolio transaction for the Brinson Fund in excess of the amount of commission another broker-dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Brinson Fund, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

     When buying or selling securities, the Brinson Fund may pay commissions to brokers who are affiliated with the Advisor or the Brinson Fund. The Brinson Fund may purchase securities in certain underwritten offerings for which an affiliate of the Brinson Fund may act as an underwriter. The Brinson Fund may effect futures transactions through, and pay commissions to, futures commission merchants who are affiliated with the Advisor or the Brinson Fund in accordance with procedures adopted by the Board of Trustees of the Trust.

SHAREHOLDER REPORTS AND INQUIRIES

     Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call The Brinson Funds at 1-800-448-2430 or write to The Brinson Funds, P.O. Box 2798, Boston, MA 02208-2798.

YEAR 2000 ISSUES

     Like other investment companies, as well as other financial and business organizations around the world, the Trust could be adversely affected if the computer systems used by the Advisor, MSTC, CGFSC and other service providers, in performing their administrative functions for the Trust, do not properly process and calculate date-related information and data as of and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Year 2000 Issue, and, in particular, foreign service providers' responsiveness to the issue, could affect portfolio and operational areas including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, custody functions and others. The Advisor, MSTC and CGFSC are taking steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trust's other service providers. These include identifying those systems that may not function properly after December 31, 1999, and constructing or replacing those systems. In addition, steps include testing the processing of Trust Series data on all systems relied on by the Advisor, MSTC and CGFSC. As of the date of this Prospectus/Proxy Statement, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Brinson Fund.

PERFORMANCE INFORMATION

     From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Brinson Fund's past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Brinson Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Brinson Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Brinson Fund. Aggregate total return reflects the total percentage change over the stated period.

     To help investors better evaluate how an investment in the Brinson Fund might satisfy its investment objective, advertisements regarding the Brinson Fund may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Lehman Brothers Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger-Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

     The principal value of an investment in the Brinson Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Brinson Fund will not be included in the Brinson Fund's calculations of yield or total return.

                      STATEMENT OF ADDITIONAL INFORMATION

                               THE BRINSON FUNDS

                 RELATING TO THE ACQUISITION OF THE ASSETS OF
            UBS SMALL CAP FUND OF UBS PRIVATE INVESTOR FUNDS, INC.


          This Statement of Additional Information relates specifically to the proposed acquisition of substantially all of the assets of the UBS Small Cap Fund (the "UBS Fund") of UBS Private Investor Funds, Inc. (the "Corporation") by the U.S. Small Capitalization Fund (the "Brinson Fund") of The Brinson Funds (the "Transaction").

          This Statement of Additional Information also includes the following documents, which are attached and incorporated by reference:

          . Pro forma financial statements reflecting the financial situation of the Brinson Fund following the Transaction as if the Transaction had taken place on June 30, 1998.

          . The Annual Report to Shareholders of the UBS Fund, containing audited financial statements for the fiscal period ended December 31, 1997, and including the Annual Report to Shareholders of the UBS Small Cap Portfolio (the "UBS Portfolio") of UBS Investor Portfolios Trust, containing audited financial statements for the fiscal year ended December 31, 1997.

          . The Semi-Annual Report to Shareholders of the UBS Fund for the period ended June 30, 1998, and including the Semi-Annual Report to Shareholders of the UBS Portfolio for the period ended June 30, 1998.

          Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus/Proxy Statement.

          This Statement of Additional Information is not a Prospectus; a Prospectus/Proxy Statement dated ________ , 1998, relating to the Transaction may be obtained from the Trust, 209 South LaSalle Street, Chicago, Illinois 60604, (800) 448-2430. This document should be read in conjunction with such Prospectus/Proxy Statement. The date of this Statement of Additional Information is _____, 1998.

                        U.S. SMALL CAPITALIZATION FUND

                               TABLE OF CONTENTS

THE BRINSON FUNDS...............................................................
INVESTMENT STRATEGIES...........................................................
     Repurchase Agreements......................................................
     Reverse Repurchase Agreements..............................................
     Loans of Portfolio Securities..............................................
     Futures....................................................................
     Options....................................................................
     Index Options..............................................................
     Special Risks of Options on Indices........................................
     Rule 144A Securities.......................................................
     Other Investments..........................................................
     Foreign Securities.........................................................
     Forward Foreign Currency Contracts.........................................
     Options on Foreign Currencies..............................................
     Convertible Securities.....................................................
     When-Issued Securities.....................................................
     Asset-Backed Securities....................................................
     Zero Coupon and Delayed Interest Securities................................
INVESTMENT RESTRICTIONS.........................................................
MANAGEMENT OF THE TRUST.........................................................
     Trustees and Officers......................................................
     Compensation Table.........................................................
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................
INVESTMENT ADVISORY AND OTHER SERVICES..........................................
     Advisor....................................................................
     Administrator..............................................................
     Underwriter................................................................
     Code of Ethics.............................................................
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS................................
     Portfolio Turnover.........................................................
SHARES OF BENEFICIAL INTEREST...................................................
PURCHASES.......................................................................
     Exchanges of Shares........................................................
     Net Asset Value............................................................
REDEMPTIONS.....................................................................
TAXATION........................................................................
PERFORMANCE CALCULATIONS........................................................
     Total Return...............................................................
     Yield......................................................................
FINANCIAL STATEMENTS............................................................
CORPORATE DEBT RATINGS --- APPENDIX A...........................................
PRO FORMA FINANCIAL STATEMENTS..................................................

THE BRINSON FUNDS

     The Brinson Funds (the "Trust"), 209 South LaSalle Street, Chicago, Illinois 60604-1295, is an open-end management investment company which offers shares of beneficial interest in series representing separate portfolios of investments (collectively referred to as the "Trust Series"). This Statement of Additional Information relates only to the U.S. Small Capitalization Fund (the "Brinson Fund").


INVESTMENT STRATEGIES

     The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objective and policies set forth in the Brinson Fund's Prospectus/Proxy Statement of the same date as this Statement of Additional Information. Unless otherwise defined in this Statement of Additional Information, all capitalized terms have the meanings set forth in the Prospectus/Proxy Statement. The investment practices described below are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.

REPURCHASE AGREEMENTS

     A repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily.

     In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, the Brinson Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to the Brinson Fund would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although the Brinson Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of the Brinson Fund to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

     Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Brinson Fund will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

REVERSE REPURCHASE AGREEMENTS

     In a reverse repurchase agreement, the Brinson Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. Any assets held in any segregated accounts maintained by the Brinson Fund with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets held in a segregated account are referred to in this Statement of Additional Information as "Segregated Assets").

     A reverse repurchase agreement involves the risk that the market value of the securities retained by the Brinson Fund may decline below the price of the securities the Brinson Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Brinson Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Brinson Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Brinson Fund and as such, are subject to the same investment limitations.

LOANS OF PORTFOLIO SECURITIES

     The Brinson Fund may lend portfolio securities to qualified broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Brinson Fund may call the loan at any time and receive the securities loaned; (3) the Brinson Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the Brinson Fund's total assets.

     Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, the Brinson Fund will only enter into portfolio loans after a review of all pertinent factors by Brinson Partners, Inc. ("Brinson" or the "Advisor") under the supervision of the Board of Trustees, including the creditworthiness of the borrower. Creditworthiness will be monitored on an ongoing basis by the Advisor.

FUTURES

     The Brinson Fund may enter into contracts for the purchase or sale for future delivery of securities. The Brinson Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Brinson Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Brinson Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month.

     When the Brinson Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Brinson Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Brinson Fund to, or drawn by the Brinson Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

     The Brinson Fund will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, the Brinson Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

     While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

     The Brinson Fund may enter into futures contracts to protect against the adverse affects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency.
For example, if interest rates are expected to increase, the Brinson Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Brinson Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Brinson Fund would increase at approximately the same rate, thereby keeping the net asset value of the Brinson Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Brinson Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Brinson Fund could then buy debt securities on the cash market.

     To the extent that market prices move in an unexpected direction, the Brinson Fund may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if the Brinson Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Brinson Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position.
In addition, in such situations, if the Brinson Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Brinson Fund may be required to sell securities at a time when it may be disadvantageous to do so.

OPTIONS

     The Brinson Fund may purchase and write call or put options on securities but will only engage in option strategies for non-speculative purposes.

     PURCHASING CALL OPTIONS - When the Brinson Fund purchases a call option, in return for a premium paid by the Brinson Fund to the writer of the option, the Brinson Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that the Brinson Fund may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

     The Brinson Fund may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Brinson Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Brinson Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

     Although the Brinson Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Brinson Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Brinson Fund may expire without any value to the Brinson Fund, in which event the Brinson Fund would realize a capital loss which will be short-term unless the option was held for more than one year.

     COVERED CALL WRITING - The Brinson Fund may write covered call options from time to time on such portions of its portfolio, without limit, as the Advisor determines is appropriate in seeking to achieve its investment objective. The advantage to the Brinson Fund of writing covered calls is that it receives a premium which is additional income. However, if the security rises in value, the Brinson Fund may not fully participate in the market appreciation.

     During the option period for a covered call option, the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which the Brinson Fund, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

     Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Brinson Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Brinson Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

     If a call option expires unexercised, the Brinson Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Brinson Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

     The Brinson Fund will write call options only on a covered basis, which means that it will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Brinson Fund would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     PURCHASING PUT OPTIONS - The purchase of a put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

     A put option purchased by the Brinson Fund gives it the right to sell one of its securities for an agreed price up to an agreed date. The Brinson Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Brinson Fund to protect unrealized gains in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Brinson Fund will lose the value of the premium paid. The Brinson Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

     The Brinson Fund may sell a put option purchased on individual portfolio securities, and enter into closing sale transactions. A closing sale transaction is one in which the Brinson Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

     WRITING PUT OPTIONS - The Brinson Fund may also write put options on a secured basis which means that the Brinson Fund will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Brinson Fund. Secured put options will generally be written in circumstances where the Advisor wishes to purchase the underlying security for the Brinson Fund's portfolio at a price lower than the current market price of the security. In such event, the Brinson Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

     Following the writing of a put option, the Brinson Fund may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Brinson Fund may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

INDEX OPTIONS

     The Brinson Fund may purchase exchange-listed call options on stock and fixed income indices depending upon whether the Brinson Fund is an equity or bond portfolio and sell such options in closing sale transactions for hedging purposes. The Brinson Fund may purchase call options on broad market indices to temporarily achieve market exposure when the Brinson Fund is not fully invested. The Brinson Fund may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

     In addition, the Brinson Fund may purchase put options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes. The Brinson Fund may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline.
Put options on market segments may be bought to protect the Brinson Fund from a decline in value of heavily weighted industries in its portfolio. Put options on stock and fixed income indices may also be used to protect the Brinson Fund's investments in the case of a major redemption.

     The Brinson Fund may also write (sell) put and call options on stock and fixed income indices. While the option is open, the Brinson Fund will maintain a segregated account with its custodian in an amount equal to the market value of the option.

     Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets.

SPECIAL RISKS OF OPTIONS ON INDICES

     The Brinson Fund's purchases of options on indices will subject it to the risks described below.

     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Brinson Fund will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Brinson Fund of options on indices is subject to the Advisor's ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, the Brinson Fund would not be able to close out options which it had purchased and the Brinson Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

     If the Brinson Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Brinson Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Brinson Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RULE 144A SECURITIES

     The Brinson Fund may invest in securities that are exempt under Rule 144A from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"). Those securities purchased under Rule 144A are traded among qualified institutional investors.

     The Board of Trustees of the Trust has instructed Brinson to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of the Brinson Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board of Trustees and Brinson will continue to monitor the liquidity of that security to ensure that the Brinson Fund has no more than 15% of its net assets in illiquid securities.

     The Brinson Fund will limit investments in securities of issuers which it is restricted from selling to the public without registration under the 1933 Act to no more than 15% of the Brinson Fund's net assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid pursuant to a policy and procedures adopted by the Trust's Board of Trustees which includes continuing oversight by the Board of Trustees.

     If the Advisor determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Brinson Fund's holdings of illiquid securities exceed the 15% limit on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Brinson Fund continues to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

OTHER INVESTMENTS

     The Board of Trustees may, in the future, authorize the Brinson Fund to invest in securities other than those listed in this Statement of Additional Information or in the Prospectus/Proxy Statement, provided such investment would be consistent with the Brinson Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Brinson Fund.

FOREIGN SECURITIES

     Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Brinson Fund's Prospectus/Proxy Statement, which are not typically associated with investing in U.S. issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Brinson Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Brinson Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Brinson Fund permit it to enter into forward foreign currency exchange contracts, futures, and options in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

     There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Brinson Fund. Payment of an interest equalization tax, if imposed, would reduce the Brinson Fund's rates of return on investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Brinson Fund by U.S. corporations. The Brinson Fund's ability to "pass through" the foreign taxes paid for tax credit or deduction purposes will be determined by the composition of the Brinson Fund's portfolio. More than 50% of the Brinson Fund must be invested in stock or securities of foreign corporations for "pass through" to be possible in the first instance. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in the Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract and similar financial instruments other than any "regulated futures contract" or "non-equity option" which would be marked-to-market under the rules of Section 1256 of the Code if held at the end of the tax year. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to these special currency rules. If subject, they are or would be treated as sold for their fair market value at year-end under the marked-to-market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally a taxable gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Brinson Fund may make or enter into will be subject to the special currency rules described above.

FORWARD FOREIGN CURRENCY CONTRACTS

     The Brinson Fund may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

     Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Brinson Fund will account for forward contracts by marking-to-market each day at current forward contract values.

     The Brinson Fund will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when the Brinson Fund enters into a forward contract to sell an amount of foreign currency, the Brinson Fund's custodian or sub-custodian will place Segregated Assets in a segregated account in an amount not less than the value of the Brinson Fund's total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Brinson Fund's commitments with respect to such contracts.

OPTIONS ON FOREIGN CURRENCIES

     The Brinson Fund also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Brinson Fund's exposure to changes in currency exchange rates. The Brinson Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Brinson Fund may purchase put options on the foreign currency. If the dollar price of the currency does decline, the Brinson Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Brinson Fund may purchase call options on such currency.

     The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Brinson Fund to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Brinson Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Brinson Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Brinson Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Brinson Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Brinson Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Brinson Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Brinson Fund also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

     The Brinson Fund may write covered call options on foreign currencies. A call option written on a foreign currency is "covered" if the Brinson Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Brinson Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Brinson Fund in Segregated Assets in a segregated account with its custodian bank.

     With respect to writing put options, at the time the put is written, the Brinson Fund will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Brinson Fund will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Brinson Fund has purchased a closing put of the same series as the one previously written.

CONVERTIBLE SECURITIES

     The Brinson Fund may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

WHEN-ISSUED SECURITIES

     The Brinson Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Brinson Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Brinson Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that the Brinson Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Brinson Fund will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities.

ASSET-BACKED SECURITIES

     The Brinson Fund may invest a portion of its assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

     Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Brinson Fund pay the debt service on the debt obligations issued. The Brinson Fund may invest in these and other types of asset-backed securities that may be developed in the future.

     The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Brinson Fund will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

     The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Brinson Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

ZERO COUPON AND DELAYED INTEREST SECURITIES

     The Brinson Fund may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity or cash payment date, the entire income of such securities, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity or cash payment date. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. The Brinson Fund will be required to distribute such income to shareholders to comply with Subchapter M of the Code and avoid excise taxes, even though the Brinson Fund has not received any cash from the issue.

     Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

     Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Brinson Fund, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Brinson Fund understands that the staff of the SEC no longer considers such privately stripped obligations to be U.S. government securities, as defined in the Act; therefore, the Brinson Fund intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Brinson Fund is "diversified," or for any other purpose, under the Act.

     The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, the Brinson Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest
(cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount For tax purposes.

INVESTMENT RESTRICTIONS

     The investment restrictions as set forth below are fundamental policies and may not be changed as to the Brinson Fund without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Brinson Fund. Unless otherwise indicated, all percentage limitations listed below apply to the Brinson Fund only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in the Brinson Fund's total assets will not be considered a violation.

     Except as set forth in the Prospectus/Proxy Statement or under "Investment Strategies" in this Statement of Additional Information, the Brinson Fund may not:

     (i) As to 75% of the total assets of the Brinson Fund, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Brinson Fund would be invested in securities of such issuer, or purchase the securities of any one issuer if, immediately after such purchase, the Brinson Fund would own more than 10% of the outstanding voting securities of such issuer;

     (ii) Invest in real estate or interests in real estate (this will not prevent the Brinson Fund from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases;

     (iii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, the Brinson Fund may engage in forward foreign currency contracts for hedging and non-hedging purposes;

     (iv) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

     (v) Borrow money in excess of 33 1/3% of the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions or issue senior securities. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Brinson Fund's assets, asset coverage of at least 300% is required. The Brinson Fund will not purchase securities when borrowings exceed 5% of the Brinson Fund's total assets;

     (vi) Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of the Brinson Fund's investments in such industry would exceed 25% of the value of the total assets of the Brinson Fund across several countries; and

     (vii) Act as an underwriter of securities, except that, in connection with the disposition of a security, the Brinson Fund may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

                            MANAGEMENT OF THE TRUST

                             TRUSTEES AND OFFICERS



----------------------------------------------------------------------------------------------------------------------------------
                                             POSITION
                                               WITH
             NAME                  AGE       THE TRUST               PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------------------------------
Walter E. Auch                        77  Trustee          Retired; formerly Chairman and CEO of Chicago Board of Options
6001 N. 62nd Place                                         Exchange (1979-1986); Trustee of the Trust since May, 1994;
Paradise Valley, AZ 85253                                  Trustee, Brinson Relationship Funds since December, 1994;
                                                           Director, Thomsen Asset Management Corp. since 1987;
                                                           Director, Fort Dearborn Income Securities, Inc. 1987 to 1995;
                                                           Director, Geotek Industries,  Inc. since 1989; Director, Smith
                                                           Barney VIP Fund since 1991; Director, SB Advisers since 1992;
                                                           Director, SB Trak since 1992; Director, Banyan Realty Trust since 1987; Director, Banyan Land Fund II since 1988;
                                                           Director, Banyan Mortgage Investment Fund since 1989; and
                                                           Director, Express America Holdings Corp. since 1992, and
                                                           Nicholas/Applegate, Legend Properties, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Frank K. Reilly                       62  Chairman and     Professor, University of Notre Dame since 1982; Trustee of the
College of Business                       Trustee          Trust since December, 1993; Trustee, Brinson Relationship
Administration                                             Funds since September, 1994; Director of The Brinson Funds,
University of                                              Inc. 1992-1993; Trustee, Brinson Trust Company, 1992-July,
Notre Dame                                                 1993; Director, Fort Dearborn Income Securities, Inc. since
Notre Dame, IN  46556-0399                                 1993; Director, First Interstate Bank of Wisconsin from
                                                           January, 1989 through March,  1990; Director, Greenwood Trust
                                                           Company since 1993; and Director, Dean Witter Trust, FSB,
                                                           since 1996.
--------------------------------------------------------------------------------------------------------------------------

Edward M. Roob                        63      Trustee      Retired; prior thereto, Senior Vice President, Daiwa
841 Woodbine Lane                                          Securities America Inc. (1986-1993); Trustee of the Trust
Northbrook, IL  60002                                      since January, 1995; Trustee, Brinson Relationship Funds since
                                                           January 1995; Director, Fort Dearborn Income Securities, Inc.
                                                           since 1993; Director, Brinson Trust Company since 1993;
                                                           Committee Member, Chicago Stock Exchange since 1993; Member of
                                                           Board of Governors, Midwest Stock Exchange (1987-1991).
--------------------------------------------------------------------------------------------------------------------------

                                OTHER OFFICERS

----------------------------------------------------------------------------------------------------------------------------------
                                        POSITION
                                          WITH           OFFICER          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
          NAME              AGE        THE TRUST          SINCE
----------------------------------------------------------------------------------------------------------------------------------
E. Thomas McFarlan          54       President            1992       Managing Director, Brinson Partners, Inc. since 1991;
                                                                     Treasurer and Principal Accounting Officer, The
                                                                     Brinson Funds 1995-1997; President and Director of
                                                                     The Brinson Funds, Inc., 1992 - 1993; Trustee,
                                                                     Brinson Trust Company since 1991; prior thereto,
                                                                     Executive Vice President of Washington Mutual Savings
                                                                     Bank.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                        POSITION
                                          WITH           OFFICER          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME                        AGE        THE TRUST          SINCE
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Digenan           34      Vice                   1993      Director, Brinson Partners, Inc. since 1993;
                                    President                        Assistant Treasurer, The Brinson Funds 1995-1997;
                                                                     Assistant Secretary, The Brinson Funds, 1993 - 1995;
                                                                     Assistant Secretary, The Brinson Funds, Inc., 1993;
                                                                     prior thereto, Senior Manager, KPMG Peat Marwick.
----------------------------------------------------------------------------------------------------------------------------------
Debra L. Nichols            32      Vice                   1992      Director, Brinson Partners, Inc. since 1995;
                                    President                        Associate, Brinson Partners, Inc. from 1991 to 1995;
                                                                     Vice President, The Brinson Funds since 1997;
                                                                     Secretary, The Brinson Funds 1997; Assistant
                                                                     Secretary, The Brinson Funds 1993 - 1997; Assistant
                                                                     Secretary, The Brinson Funds, Inc. 1992-1993; prior
                                                                     thereto, private investor.
----------------------------------------------------------------------------------------------------------------------------------
Carolyn  M. Burke           31      Treasurer,             1995      Director, Brinson Partners, Inc., since January 1997;
                                    Secretary                        Associate, Brinson Partners, Inc. from 1995 to 1997;
                                    and                              Secretary, Treasurer and Principal Accounting
                                    Principal                        Officer, The Brinson Funds since 1997; Assistant
                                    Accounting                       Secretary, The Brinson Funds 1995-1997; prior
                                    Officer                          thereto, Financial Analyst, Van Kampen American
                                                                     Capital Investment Advisory Corp. 1992-1995; Senior
                                                                     Accountant, KPMG Peat Marwick 1989-1992.
----------------------------------------------------------------------------------------------------------------------------------
Catherine E. Macrae         41      Assistant              1995      Associate Director, Brinson Partners, Inc. since
                                    Secretary                        January 1996; Associate Brinson Partners, Inc., from
                                                                     1992 to 1996; prior thereto, Economic Analyst,
                                                                     Chicago Mercantile Exchange.
----------------------------------------------------------------------------------------------------------------------------------


                              COMPENSATION TABLE

                             TRUSTEES AND OFFICERS

----------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE COMPENSATION                   TOTAL COMPENSATION FROM
                                            FROM TRUST FOR FISCAL YEAR                 TRUST AND FUND COMPLEX
       NAME AND POSITION HELD                   ENDED JUNE 30, 1998                      PAID TO TRUSTEES/1/
----------------------------------------------------------------------------------------------------------------------------------
Walter E. Auch, Trustee                              $12,300                                  $24,900
6001 N. 62nd Place
Paradise Valley, AZ 85253
----------------------------------------------------------------------------------------------------------------------------------
Frank K. Reilly, Trustee                             $14,400                                  $42,450
College of Business Administration
University of Notre Dame
Notre Dame, IN  46556-0399
----------------------------------------------------------------------------------------------------------------------------------
Edward M. Roob, Trustee                              $14,400                                  $42,450
841 Woodbine Lane
Northbrook, IL  60002
--------------------------------------------------------------------------------------------------------------------------------

/1/ This amount represents the aggregate amount of compensation paid to the Trustees for (a) service on the Board of Trustees for the Trust's most recently completed fiscal year; and (b) service on the Board of Directors of two other investment companies managed by Brinson Partners for the calendar year ending June 30, 1998.

     No officer or Trustee of the Trust who is also an officer or employee of Brinson Partners receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with Brinson Partners a fee of $6,000 per year, plus $300 per Series per meeting, and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

     The Board of Trustees has an Audit Committee which has the responsibility, among other things, to (i) recommend the selection of the Trust's independent auditors, (ii) review and approve the scope of the independent auditors' audit activity, (iii) review the audited financial statements, and (iv) review with such independent auditors the adequacy of the Brinson Fund's basic accounting system and the effectiveness of the Brinson Fund's internal controls. The Audit Committee met once during the fiscal year ended June 30, 1998. There is no separate nominating or investment committee. Items pertaining to these committees are submitted to the full Board of Trustees.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of __________, 199__, the officers and Trustees as a group owned less than 1% of the outstanding equity securities of the Trust and of each class of equity securities of the Trust.

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR

     Pursuant to its investment advisory agreement (the "Agreement") with the Trust, on behalf of the Brinson Fund, Brinson receives from the Brinson Fund a monthly fee at an annual rate (as described in the Prospectus/Proxy Statement) multiplied by the average daily net assets of the Brinson Fund for providing investment advisory services. Brinson is responsible for paying its expenses. Under the Agreements the Brinson Fund pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with the Advisor; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrative and transfer agent and any related services; (10) expenses of obtaining quotations of the Brinson Fund's portfolio securities and of pricing its shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and (13) fees and expenses of membership in industry organizations.

     General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurance, etc.) will be allocated among the Trust Series in proportion to their relative net assets. Expenses that relate exclusively to the Brinson Fund, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by the Brinson Fund.

ADMINISTRATOR

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

     Effective May 10, 1997, the Trust, on behalf of each Trust Series, has entered into a Multiple Services Agreement (the "Services Agreement") with Morgan Stanley Trust Company, One Pierrepont Plaza, Brooklyn, New York 11201 ("MSTC"), pursuant to which MSTC is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Trust Series, including the coordination and monitoring of any third party service providers.

     Custody Services. MSTC provides custodian services for the securities and cash of the Brinson Fund. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made plus a per transaction fee for transactions during the period and out-of-pocket expenses.

     Investors Bank and Trust Company, 200 Clarendon Street, Boston, Massachusetts, will serve as co-custodian for the Brinson Fund with respect to certain foreign securities until such securities are transferred to MSTC. After such securities are transferred to MSTC, MSTC will be the sole custodian of the Brinson Fund under the terms of the Services Agreement.

     As authorized under the Services Agreement, MSTC has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides administrative, accounting, portfolio valuation and transfer agency services to the Brinson Fund. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913.

     Pursuant to the CGFSC Agreement, CGFSC provides:

     (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to investors, registration statements and other documents; and responding to investor inquiries;


     (2) accounting and portfolio valuation services, including the daily calculation of the Brinson Fund's net asset value and the preparation of certain financial statements; and


     (3) transfer agency services, including the maintenance of each investor's account records, responding to investors' inquiries concerning accounts, processing purchases and redemptions of the Brinson Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions. Shareholder inquiries should be made to the transfer agent at 1-800-448-2430 (for the Brinson Fund-Class N and Brinson Fund-Class I) or 1-800-794-7753 (for the UBS Investment Funds class).

     As authorized under the Services Agreement, MSTC has entered into a sub-administration agreement (the "FDI Agreement") with Funds Distributor, Inc. ("FDI") under which FDI provides administrative assistance to the Brinson Fund with respect to (i) regulatory matters, including regulatory developments and examinations, (ii) all aspects of the Brinson Fund's day-to-day operations,
(iii) office facilities, clerical and administrative services, and (iv) maintenance of books and records. FDI's business address is 60 State Street, Suite 1300, Boston, Massachusetts, 02109.

     Pursuant to the CGFSC Agreement and the FDI Agreement, MSTC pays CGFSC and FDI, respectively, for the services that CGFSC and FDI provide to MSTC in fulfilling MSTC's obligations under the Services Agreement.

UNDERWRITER

     FDI, 60 State Street, Suite 1300, Boston, MA 02109, acts as an underwriter of the Brinson Fund's continuous offer of shares for the purpose of facilitating the filing of notices regarding sale of the shares of the Brinson Fund under state securities laws and to assist in sales of shares pursuant to an underwriting agreement (the "Underwriting Agreement") approved by the Board of Trustees. In this regard, FDI has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Trust shall from time to time identify to FDI as states in which it wishes to offer the Brinson Fund's shares for sale, in order that state filings may be maintained for the Brinson Fund. FDI does not receive any compensation under the Underwriting Agreement.

     FDI is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

     The Trust does not impose any sales loads or redemption fees. The Brinson Fund shall continue to bear the expense of all filing fees incurred in connection with the filing of notices regarding sale of shares under state securities laws.

     The Underwriting Agreement may be terminated by either party upon sixty
(60) days' prior written notice to the other party, and if so terminated, the pro rata portion of the unearned fee will be returned to the Trust.

CODE OF ETHICS

     The Trust has adopted a Code of Ethics which establishes standards by which certain access persons of the Trust, which include officers of the Advisor and officers and Trustees of the Trust, must abide relating to personal securities trading conduct.

     Under the Code of Ethics, access persons are prohibited from engaging in certain conduct, including, but not limited to: 1) investing in companies in which the Trust Series invest unless the securities have a broad public market and are registered on a national securities exchange or are traded in the over-the-counter markets; 2) making or maintaining an investment in any corporation or business with which the Trust Series have business relationships if the investment might create, or give the appearance of creating, a conflict of interest; 3) participating in an initial public offering; 4) entering into a securities transaction when the access person knows or should know that such activity will anticipate, parallel or counter any securities transaction of the Trust Series; 5) entering into any securities transaction, without prior approval, in connection with any security which has been designated as restricted; 6) entering into a net short position with respect to any security held by the Brinson Fund; 7) entering into any derivative transaction when a direct transaction in the underlying security would be a violation; and 8) engaging in self-dealing or other transactions benefiting the access person at the expense of the Trust Series or their shareholders.

     In addition, access persons are required to receive advance approval prior to purchasing or selling a restricted security, and may not buy or sell certain prohibited securities. The Advisor will identify for access persons prohibited securities, which include securities that are being considered for purchase or sale by any account or fund managed by the Advisor, and provide a list of such securities to all access persons. Access persons are required to file quarterly reports of security investment transactions. Trustees or officers who are not "interested persons" of the Trust, as defined in the 1940 Act, need only report a transaction in a security if such Trustee or officer, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his or her official duties as a Trustee or officer, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee or officer, such security was purchased or sold by the Trust Series, or was being considered for purchase by the Trust Series.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Advisor is responsible for decisions to buy and sell securities for the Brinson Fund and for the placement of the Brinson Fund's portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Brinson Fund invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Brinson Fund. Under its advisory agreements with certain Trust Series, the Advisor is authorized to utilize the trading desk of its foreign subsidiaries to execute foreign securities transactions, but monitors the selection by such subsidiaries of brokers and dealers used to execute transactions for those Trust Series. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Trust Series or to Brinson. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, its receipt and use does not tend to reduce expenses but may benefit the Trust Series by supplementing the Advisor's research.

     The Advisor effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Brinson Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all such services may be used in connection with the Brinson Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts. The Advisor will attempt to equitably allocate portfolio transactions among the Trust Series and others whenever concurrent decisions are made to purchase or sell securities by the Trust Series and another. In making such allocations between the Trust Series and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Trust Series and the others. In some cases, this procedure could have an adverse effect on the Brinson Fund. In the opinion of the Advisor, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

     For the fiscal year ended June 30, 1998, the Trust and the Advisor had no agreements or understandings with a broker or otherwise causing brokerage transactions or commissions for research services.

PORTFOLIO TURNOVER

     The Trust Series are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the respective investment objective. The Brinson Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Brinson Fund's investment objective.

     The Brinson Fund does not intend to use short-term trading as a primary means of achieving its investment objective. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Brinson Fund during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

     Under normal circumstances, the portfolio turnover rate for the U.S. Small Capitalization Fund is not expected to exceed 150%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Brinson Fund and ultimately by the Brinson Fund's shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

SHARES OF BENEFICIAL INTEREST

     Each Trust Series offers three classes of shares representing shares of beneficial interest in the respective Trust Series. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Trust Series and has the same voting and other rights and preferences as the other class of that Series, except that only shares of the UBS Investment Funds class may vote on any matter affecting only the UBS Investment Funds Plan under Rule 12b-1. Similarly, only shares of the Brinson Fund-Class N may vote on matters that affect only the Class N Plan. No class may vote on matters that affect only another class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters including changes to the Brinson Fund's fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreement and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Brinson Fund do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority from time to time to divide or combine the shares of the Brinson Fund into a greater or lesser number of shares so affected. In the case of a liquidation, each shareholder of the Brinson Fund will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution out of assets, net of liabilities, of the Brinson Fund. No shareholder is liable for further calls or assessment by the Brinson Fund.

     On any matters affecting only one Trust Series or class, only the shareholders of that Trust Series or class are entitled to vote. On matters relating to the Trust but affecting the Trust Series differently, separate votes by the Trust Series or class are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Trust Series or class, the matter shall have been effectively acted upon with respect to any Trust Series or class if a majority of the outstanding voting securities of that Trust Series or class votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Trust Series or class; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

PURCHASES

     Shares of the Brinson Fund are sold at the net asset value next determined after the receipt of a purchase application in proper form by the transfer agent. The minimum for initial investments with respect to the Brinson Fund-Class I is $1,000,000; subsequent investment minimums are $2,500. A more detailed description of methods of purchase is included in the Prospectus/Proxy Statement.

     Certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to the shareholder's account on the books maintained by the Trust's transfer agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

EXCHANGES OF SHARES

     Shares of one class of the Brinson Fund may only be exchanged for the same class of another Trust Series. Exchanges will not be permitted between the different classes.

     Each qualifying exchange will be made on the basis of the relative net asset values per share of both the Trust Series from which, and the Trust Series into which, the exchange is made, that is next computed following receipt of the exchange order in proper form by the Trust's transfer agent. Exchanges may be made by telephone if the shareholder's Account Application Form includes specific authorization for telephone exchanges. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes.

     The transactions described above will result in a taxable gain or loss for federal income tax purposes. Generally, any such taxable gain or loss will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

     Any shareholder who wishes to make an exchange should first obtain and review the prospectus of the Trust Series to be acquired in the exchange. Requests for telephone exchanges must be received prior to the close of regular trading on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for regular trading.

     At the discretion of the Trust, this exchange privilege may be terminated or modified at any time upon 60 days' prior written notice to shareholders. Contact the transfer agent for details about a particular exchange.

NET ASSET VALUE

     The net asset value per share is calculated separately for each class of the Brinson Fund. The net asset value per share of the Brinson Fund is computed by dividing the value of the assets of the Brinson Fund, less its liabilities, by the number of shares of the Brinson Fund outstanding.

     Each class of the Brinson Fund will bear pro rata all of the common expenses of the Brinson Fund. The net asset values of all outstanding shares of each class of the Brinson Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Brinson Fund represented by the value of shares of the Brinson Fund. All income earned and expenses incurred by the Brinson Fund will be borne on a pro rata basis by each outstanding share of a class, based on each class' percentage in the Brinson Fund represented by the value of such shares of such classes, except that none of the shares of a class will incur any of the expenses under the 12b-1 plan of another class.

     Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the NYSE which currently is 4:00 p.m. Eastern time on each day the NYSE is open for trading. The Brinson Fund and the Trust reserve the right to change the time at which purchases, redemptions or exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exits. The NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (day observed), Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

     Portfolio securities listed on a national or foreign securities exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on a particular day or an exchange, are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Other portfolio securities which are traded in the over-the-counter market are valued at the bid price as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Valuations of fixed income and equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect the fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees.

     Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. A Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of CGFSC and the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of the Brinson Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that the Brinson Fund values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Brinson Fund may be used.

REDEMPTIONS

     Under normal circumstances shareholders may redeem their shares at any time without a fee. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described below. The redemption price may be more or less than the original cost, depending upon the net asset value per share at the time of redemption.

     Payment for shares tendered for redemption is made by check within five business days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond five business days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Brinson Fund is not reasonably practicable or it is not reasonably practicable for the Brinson Fund fairly to determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Brinson Fund.

     Under unusual circumstances, when the Board of Trustees deems it in the best interest of the Brinson Fund's shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Brinson Fund taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Brinson Fund's net asset value at the beginning of each 90 day period during which such redemptions are in effect, if that amount is less than $250,000), during any 90-day period for any one shareholder. Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

TAXATION

     The Brinson Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. In order to so qualify, a mutual fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iii) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses.

     To the extent the Brinson Fund qualifies for treatment as a regulated investment company, it will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

     An excise tax at the rate of 4% will be imposed on the excess, if any, of the Brinson Fund's "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Brinson Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Brinson Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Brinson Fund accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Brinson Fund actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Brinson Fund's investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Brinson Fund' capital gains or losses.

     When the Brinson Fund writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in its assets and liabilities as an asset and as an equivalent liability.

     In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Brinson Fund has written expires on its stipulated expiration date, the Brinson Fund recognizes a short-term capital gain. If the Brinson Fund enters into a closing purchase transaction with respect to an option which it has written, the Brinson Fund realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Brinson Fund has written is exercised, the Brinson Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

     The premium paid by the Brinson Fund for the purchase of a put option is recorded in the Brinson Fund' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which the Brinson Fund has purchased expires on the stipulated expiration date, the Brinson Fund realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If the Brinson Fund exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

     Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by the Brinson Fund at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. Certain options, futures contracts and options on futures contracts utilized by the Brinson Fund are "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by a Series at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

     If there is a constructive sale (e.g., short sale against the box) of an appreciated financial position the taxpayer must recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value as of the date of the constructive sale and immediately repurchased. Shareholders will be subject to federal income taxes on distributions made by the Brinson Fund whether received in cash or additional shares of the Brinson Fund. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Brinson Fund. A loss on the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends eligible for designation under the dividends received deduction and paid by the Brinson Fund may qualify in part for the 70% dividends received deduction for corporations provided, however, in respect of any dividend, that those shares have been held for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to such dividend. The Brinson Fund will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.

     Each class of the Brinson Fund will share proportionately in the investment income and expenses of the Fund, except that the respective UBS Investment Funds class and Brinson Fund-Class N will incur distribution fees under their respective 12b-1 plans.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of the Brinson Fund's income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of foreign tax credit), such as foreign source passive income received from the Brinson Fund. Because of changes made by the Code, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Brinson Fund. Beginning in 1998, an individual with $300 or less ($600 or less for joint filers) of foreign tax credits is generally exempt from the foreign tax credit limitation and likely will not have to file Form 1116 in order to claim a foreign tax credit.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time and retroactively.

     Dividends and distributions also may be subject to state and local taxes.

     Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

     The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Brinson Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

PERFORMANCE CALCULATIONS

     Performance information for the UBS Investment Funds class, Brinson Fund-Class N and Brinson Fund-Class I shares will vary due to the effect of expense ratios on the performance calculations.

TOTAL RETURN

     Current yield and total return quotations used by the Brinson Fund (and classes of shares) are based on standardized methods of computing performance mandated by rules adopted by the SEC. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the SEC formula:

P(1+T)/n/=ERV

     where:
          P      =   a hypothetical initial payment of $1,000,
          T      =   average annual total return,
          n      =   number of years,

          ERV    =   ending redeemable value of a hypothetical $1,000 payment
                     made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

YIELD

     As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base periods. According to the SEC formula:


Yield = 2[(a-b + 1)/6/ - 1
        ------------------
               cd

where:
          a   =   dividends and interest earned during the period.
          b   =   expenses accrued for the period (net of reimbursements).
          c   =   the average daily number of shares outstanding during the
                  period that were entitled to receive dividends.
          d   =   the maximum offering price per share on the last day of the period.

     The yield of the Brinson Fund may be calculated by dividing the net investment income per share earned by the Brinson Fund during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. The Brinson Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

FINANCIAL STATEMENTS

     .

     The Brinson Funds' Financial Statements for the fiscal year ended June
30, 1998 and the report thereon of Ernst & Young LLP, which are contained in The Brinson Funds' Annual Reports dated June 30, 1998 (which do not include the Brinson Fund, which had not commenced operations as of the time period indicated) are incorporated herein by reference.

CORPORATE DEBT RATINGS                                  APPENDIX A

MOODY'S INVESTORS SERVICE, INC. DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:


     AAA - Bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA - Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


     BAA - Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

STANDARD & POOR'S RATINGS GROUP DESCRIBES CLASSIFICATIONS OF CORPORATE BONDS AS
FOLLOWS:

     AAA - This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

     B - Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

     CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, or is expected to default upon maturity or payment date.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

U.S. SMALL CAPITALIZATION FUND
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)

----------------------------------------------------------------------------------------------------------------------------------
                                                                             UBS
                                                                          SMALL CAP             PRO FORMA            PRO FORMA
                                                                            FUND               ADJUSTMENTS            COMBINED
                                                                         ----------          ---------------      ----------------
ASSETS:
Investment in UBS Investor Portfolios Trust -
        UBS Small Cap Portfolio, at value.................................  $ 21,380,262     $ (21,380,262) (1)   $              -
Investments, at value.....................................................             -        21,380,262  (1)         21,380,262
Receivable from fund shares sold..........................................        14,000                                    14,000
Deferred organization expenses............................................        13,349           (13,349) (2)                  -
Other assets..............................................................             -            13,349  (2)             13,349
                                                                            ------------     -------------            ------------
        Total Assets......................................................    21,407,611                 -              21,407,611
                                                                            ------------     -------------            ------------

LIABILITIES:
Due to funds services agent...............................................           758                                       758
Administrative services fees payable......................................         1,113                                     1,113
Payable from fund shares redeemed.........................................        71,190                                    71,190
Accrued expenses..........................................................        24,252                                    24,252
                                                                            ------------     -------------            ------------
        Total Liabilities.................................................        97,313                                    97,313
                                                                            ------------     -------------            ------------

NET ASSETS................................................................  $ 21,310,298     $           -            $ 21,310,298
                                                                            ============     =============            ============

SHARES OUTSTANDING ($0.001 par value, shares authorized of 10 million and
        unlimited, respectively)..........................................       219,287         1,911,743  (3)          2,131,030
                                                                            ============     =============            ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE............  $      97.18                              $      10.00
                                                                            ============                              ============

COMPOSITION OF NET ASSETS:
Paid-in capital...........................................................  $ 21,639,336     $           -            $ 21,639,336
Accumulated undistributed net investment loss.............................       (11,248)                                  (11,248)
Accumulated undistributed net realized loss...............................      (314,162)                                 (314,162)
Net unrealized depreciation of investments................................        (3,628)                                   (3,628)
                                                                            ------------     -------------            ------------
        Net Assets........................................................  $ 21,310,298     $           -            $ 21,310,298
                                                                            ============     =============            ============


         See accompanying notes to the pro forma financial statements.

U.S. SMALL CAPITALIZATION FUND
PRO FORMA STATEMENT OF OPERATIONS
For the Period From September 30, 1997 (Commencement of Operations) through June 30, 1998 (Unaudited)

-------------------------------------------------------------------------------------------------------------------------

                                                                     UBS
                                                                  SMALL CAP            PRO FORMA              PRO-FORMA
                                                                    FUND              ADJUSTMENTS              COMBINED
                                                               ---------------      ----------------        -------------
INVESTMENT INCOME:
    Interest                                                   $       79,162       $            -          $    79,162
    Dividends                                                          46,840                                    46,840
                                                               ---------------      ----------------        -------------
           TOTAL INCOME                                               126,002                                   126,002
                                                               ---------------      ----------------        -------------

EXPENSES
    Advisory                                                           57,425                58,878  (a)        116,303
    Administration                                                     15,812               (15,812) (b)              0
    Professional                                                       51,252               (26,252) (c)         25,000
    Registration                                                       27,972                (2,972) (c)         25,000
    Custodian                                                          15,609               (15,220) (c)            389
    Other                                                              99,879               (91,689) (c)          8,190
                                                               ---------------      ----------------        -------------
           TOTAL EXPENSES                                             267,949               (93,067)            174,882
           Expenses waived/reimbursed by Advisor                     (128,386)               87,253  (d)        (41,133)
                                                               ---------------      ----------------        -------------

           NET EXPENSES                                               139,563                (5,814)            133,749
                                                               ---------------      ----------------        -------------

           NET INVESTMENT LOSS                                        (13,561)                5,814              (7,747)
                                                               ---------------      ----------------        -------------

NET REALIZED AND UNREALIZED LOSS:
    Net realized loss                                                (311,871)                                 (311,871)
    Change in net unrealized appreciation or depreciation              (3,628)                                   (3,628)
                                                               ---------------      ----------------        -------------

    Net realized and unrealized loss                                 (315,499)                                 (315,499)
                                                               ---------------      ----------------        -------------

    Net decrease in net assets resulting from operations       $     (329,060)      $         5,814         $  (323,246)
                                                               ===============      ================        =============



See accompanying notes to the pro forma financial statements.

                    BRINSON U.S. SMALL CAPITALIZATION FUND
                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS

 JUNE 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                 Shares                                                                                      Value
----------------------------------------                                                    ---------------------------------------
  UBS SMALL    BRINSON                                                                         UBS SMALL      BRINSON
    CAP       U.S. SMALL     PRO FORMA                                                            CAP        U.S. SMALL   PRO FORMA
   GROWTH   CAPITALIZATION   COMBINED                                                            GROWTH   CAPITALIZATION  COMBINED
    FUND        FUND          FUND                                                                FUND         FUND         FUND
----------------------------------------                                                    ---------------------------------------
Common Stocks
                                         Advertising - 2.9%
   19,750         -             19,750   HA-LO Industries, Inc.*  .........................       $614,715      -          $614,715
                                                                                            -------------- -----------  -----------

                                         Aerospace / Defense - 1.4%
   10,080         -             10,080   Kellstrom Industries, Inc.* ......................        292,006      -           292,006
                                                                                            -------------- -----------  -----------

                                         Airlines - 1.5%
   14,417         -             14,417   Mesaba Holdings, Inc.* ...........................        331,587      -           331,587
                                                                                            -------------- -----------  -----------

                                         Banking & Financial Institutions - 11.4%
   16,351         -             16,351   Commercial Federal Corporation  ..................        517,094      -           517,094
   11,135         -             11,135   Imperial Bancorp*  ...............................        334,048      -           334,048
    4,688         -              4,688   Investors Financial Services Corporation .........        248,485      -           248,485
   18,021         -             18,021   North Fork Bancorporation, Inc. ..................        440,389      -           440,389
   17,464         -             17,464   Peoples Heritage Financial Group, Inc. ...........        412,593      -           412,593
      586         -                586   Pointe Financial Corporation* ....................          8,864      -             8,864
    3,047         -              3,047   UniCapital Corporation* ..........................         58,283      -            58,283
    5,392         -              5,392   U.S. Trust Corporation  ..........................        411,114      -           411,114
                                                                                            -------------- -----------  -----------
                                                                                                 2,430,870      -         2,430,870
                                                                                            -------------- -----------  -----------

                                         Bio-Technology - 0.4%
    5,860         -              5,860   COR Therapeutics, Inc.* ..........................        81,314      -            81,314
                                                                                            -------------- -----------  -----------
                                         Building Materials - 4.2%
   14,651         -             14,651   Elcor Corporation ................................        369,944      -           369,944
    9,846         -              9,846   Texas Industries, Inc. ...........................        521,818      -           521,818
                                                                                            -------------- -----------  -----------
                                                                                                   891,762      -           891,762
                                                                                            -------------- -----------  -----------

                                         Commercial Services - 2.1%
      938         -                938   ACSYS, Inc.* .....................................         12,893      -            12,893
   10,197         -             10,197   Norrell Corporation ..............................        203,308      -           203,308
   11,428         -             11,428   Personnel Group of America, Inc. .................        228,559      -           228,559
                                                                                            -------------- -----------  -----------
                                                                                                   444,760      -           444,760
                                                                                            -------------- -----------  -----------

                                         Consumer Foods - 4.5%
    8,205         -              8,205   American Italian Pasta Company, Class A* .........        305,625      -           305,625
   12,893         -             12,893   Richfood Holdings, Inc. ..........................        266,726      -           266,726
   11,428         -             11,428   U.S. Foodservice, Inc.* ..........................        400,693      -           400,693
                                                                                            -------------- -----------  -----------
                                                                                                   973,044      -           973,044
                                                                                            -------------- -----------  -----------

                                         Consumer Goods & Services - 1.8%
   12,600         -             12,600   Central Garden & Pet Company* ....................        392,177      -           392,177
                                                                                            -------------- -----------  -----------

                                         Drugs & Pharmaceuticals - 1.2%
   13,010         -             13,010   NBTY, Inc. .......................................        239,064      -           239,064
      586         -                586   Omega Protein Corporation* .......................          9,011      -             9,011
                                                                                            -------------- -----------  -----------
                                                                                                   248,075      -           248,075
                                                                                            -------------- -----------  -----------

                                         Electronics - 3.2%
    4,102         -              4,102   AFC Cable Systems, Inc.* .........................        145,633      -           145,633
   10,549         -             10,549   Sanmina Corporation* .............................        457,558      -           457,558
    3,985         -              3,985   SpeedFam International, Inc.* ....................         73,476      -            73,476
                                                                                            -------------- -----------  -----------
                                                                                                   676,667      -           676,667
                                                                                            -------------- -----------  -----------

                                         Environmental Services - 2.7%
   23,735         -             23,735   Tetra Tech, Inc.*  ...............................        575,574      -           575,574
                                                                                            -------------- -----------  -----------

                                         Health Care Providers - 3.0%
    6,857         -              6,857   Genesis Health Ventures, Inc.* ...................        171,419      -           171,419
   12,131         -             12,131   Pediatrix Medical Group Inc.* ....................        451,130      -           451,130
      703         -                703   Province Healthcare Company* .....................         19,472      -            19,472
                                                                                            -------------- -----------  -----------
                                                                                                   642,021      -           642,021
                                                                                            -------------- -----------  -----------

                                         Home Building - 2.2%

         See accompanying notes to the pro forma financial statements

                    BRINSON U.S. SMALL CAPITALIZATION FUND
                 PRO FORMA COMBINING SCHEDULE OF INVESTMENTS

 JUNE 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                 Shares                                                                                      Value
----------------------------------------                                                    ---------------------------------------
  UBS SMALL    BRINSON                                                                         UBS SMALL     BRINSON
    CAP       U.S. SMALL    PRO FORMA                                                            CAP        U.S. SMALL   PRO FORMA
   GROWTH   CAPITALIZATION   COMBINED                                                           GROWTH    CAPITALIZATION  COMBINED
    FUND        FUND          FUND                                                               FUND         FUND         FUND
----------------------------------------                                                    ---------------------------------------
   15,472         -             15,472   Oakwood Homes Corp.................................       464,151      -           464,151
                                                                                            -------------- -----------  -----------

                                         Household Appliances - 0.8%
    7,384         -              7,384   Comfort Systems USA, Inc.*.........................       172,606      -           172,606
                                                                                            -------------- -----------  -----------

                                         Insurance - 5.2%
   15,706         -             15,706   Horace Mann Educators Corporation..................       541,861      -           541,861
   12,541         -             12,541   Protective Life Corporation........................       460,115      -           460,115
    5,274         -              5,274   Vesta Insurance Group, Inc.........................       112,412      -           112,412
                                                                                            -------------- -----------  -----------
                                                                                                 1,114,388      -         1,114,388
                                                                                            -------------- -----------  -----------

                                         Lodging - 2.1%
    6,187         -              6,187   Patriot American Hospitality, Inc. REIT (a)........       148,099      -           148,099
    7,970         -              7,970   Promus Hotel Corporation*..........................       306,855      -           306,855
                                                                                            -------------- -----------  -----------
                                                                                                   454,954      -           454,954
                                                                                            -------------- -----------  -----------

                                         Machinery - 1.1%
   30,475         -             30,475   ITEQ, Inc.*........................................       226,655      -           226,655
                                                                                            -------------- -----------  -----------

                                         Manufacturing - 2.1%
   11,487         -             11,487   Kuhlman Corporation................................       454,437      -           454,437
                                                                                            -------------- -----------  -----------

                                         Medical Supplies - 2.8%
   13,450         -             13,450   Patterson Dental Company*..........................       492,600      -           492,600
    2,461         -              2,461   Safeskin Corporation*..............................       101,225      -           101,225
                                                                                            -------------- -----------  -----------
                                                                                                   593,825      -           593,825
                                                                                            -------------- -----------  -----------

                                         Metals & Mining - 0.1%
    1,582         -              1,582   Hawk Corporation, Class A*.........................        27,889      -            27,889
                                                                                            -------------- -----------  -----------

                                         Office Equipment and Supplies - 2.4%
    8,029         -              8,029   United Stationers, Inc.*...........................       519,870      -           519,870
                                                                                            -------------- -----------  -----------

                                         Oil Services - 4.9%
    7,384         -              7,384   Friede Goldman International Inc.*.................       213,219      -           213,219
   12,131         -             12,131   Pride International, Inc*..........................       205,472      -           205,472
    9,543         -              9,543   R&B Falcon Corporation*............................       215,916      -           215,916
    4,981         -              4,981   Superior Energy Services, Inc.*....................        25,218      -            25,218
   19,222         -             19,222   Tuboscope Inc.*....................................       379,643      -           379,643
                                                                                            -------------- -----------  -----------
                                                                                                 1,039,468      -         1,039,468
                                                                                            -------------- -----------  -----------

                                         Packaging - 0.1%
      469         -                469   Ivex Packaging Corporation*........................        10,901      -            10,901
                                                                                            -------------- -----------  -----------

                                         Printing & Publishing - 0.3%
    1,113         -              1,113   Consolidated Graphics, Inc.*.......................        65,696      -            65,696
                                                                                            -------------- -----------  -----------

                                         Real Estate - 2.9%
   15,530         -             15,530   Cabot Industrial Trust REIT (a)....................       331,961      -           331,961
   17,113         -             17,113   Prime Group Realty Trust REIT (a)..................       293,054      -           293,054
                                                                                            -------------- -----------  -----------
                                                                                                   625,015      -           625,015
                                                                                            -------------- -----------  -----------

                                         Retail - 10.5%
   21,918         -             21,918   Casey's General Stores, Inc........................       181,511      -           181,511
    9,201         -              9,201   Ethan Allen Interiors Inc..........................       459,474      -           459,474
   26,724         -             26,724   Foodmaker, Inc.*...................................       450,965      -           450,965
   24,028         -             24,028   General Nutrition Companies, Inc...................       373,936      -           373,936
   18,578         -             18,578   Landry's Seafood Restaurants, Inc.*................       336,140      -           336,140
    2,227         -              2,227   Paul Harris Stores, Inc.*..........................        29,508      -            29,508
   17,581         -             17,581   Pier 1 Imports, Inc................................       419,758      -           419,758
                                                                                            -------------- -----------  -----------
                                                                                                 2,251,292      -         2,251,292
                                                                                            -------------- -----------  -----------

                                         Scientific Instruments - 3.0%
   11,076         -             11,076   Waters Corporation*  ..............................       652,810      -           652,810
                                                                                            -------------- -----------  -----------

                                         Technology - 7.8%
    3,165         -              3,165   Coherent, Inc.*  .................................         54,293      -            54,293
    1,817         -              1,817   Dallas Semiconductor Corporation  ................         56,319      -            56,319
   21,860         -             21,860   Datastream Systems, Inc.*  .......................        416,699      -           416,699
    7,150         -              7,150   Methode Electronics, Inc., Class A  ..............        110,822      -           110,822

         See accompanying notes to the pro forma financial statements

                     BRINSON U.S. SMALL CAPITALIZATION FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS

 JUNE 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
                 Shares                                                                                      Value
----------------------------------------                                                    ---------------------------------------
  UBS SMALL    BRINSON                                                                         UBS SMALL     BRINSON
    CAP       U.S. SMALL    PRO FORMA                                                            CAP        U.S. SMALL    PRO FORMA
   GROWTH   CAPITALIZATION   COMBINED                                                           GROWTH    CAPITALIZATION  COMBINED
    FUND        FUND          FUND                                                               FUND         FUND         FUND
----------------------------------------                                                    ---------------------------------------
   11,897         -             11,897   Paxar Corporation* ...............................        136,813      -           136,813
    5,274         -              5,274   SPSS, Inc.* ......................................        122,631      -           122,631
   11,135         -             11,135   Technology Solutions Company* ....................        352,839      -           352,839
    9,846         -              9,846   Zebra Technologies Corporation* ..................        420,901      -           420,901
                                                                                            --------------  ----------- -----------
                                                                                                 1,671,317      -         1,671,317
                                                                                            --------------  ----------- -----------

                                         Transportation - 9.4%
    8,908         -              8,908   Airborne Freight Corporation .....................        311,221      -           311,221
   14,300         -             14,300   Coach USA, Inc.* .................................        652,417      -           652,417
   13,186         -             13,186   Expeditors International of Washington, Inc. .....        580,189      -           580,189
   24,087         -             24,087   Swift Transportation Co., Inc. ...................        477,216      -           477,216
                                                                                            --------------  ----------- -----------
                                                                                                 2,021,043      -         2,021,043
                                                                                            --------------  ----------- ----------

                                         Water Treatment Systems - 2.0%
   14,944         -             14,944   United States Filter Corporation* ................        419,373      -           419,373
                                                                                            --------------  ----------- -----------

                                         Total Investments At Market Value - 100.00%
                                           (Cost $21,383,890) .............................    $21,380,262      -       $21,380,262
                                                                                            ==============  =========== ===========



 NOTES TO SCHEDULE OF INVESTMENTS


 (a)  REIT - Real Estate Investment Trust


 *   Non-income producing security.





    See accompanying notes to the pro forma combining financial statements.

                        U.S. SMALL CAPITALIZATION FUND
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (Unaudited)

The unaudited pro forma statement of assets and liabilities as of June 30, 1998, statement of operations for the period from September 30, 1997 though June 30, 1998 and the schedule of investments at June 30, 1998 have been prepared to reflect the reorganization of the UBS Small Cap Fund (the "UBS Fund") into the U.S. Small Capitalization Fund (the "Brinson Fund") as if the proposed reorganization occurred as of and for the period ended June 30, 1998. The Brinson Fund did not have any assets or liabilities at June 30, 1998. These statements have been prepared to conform to the presentation policy of the Brinson Funds. The pro forma financial statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Reorganization or any adjustment with respect to additional distributions that may be made prior to reorganization. The pro forma statements of assets and liabilities, including the pro forma schedule of investments, and operations should be read in conjunction with the historical financial statements of the UBS Fund and Brinson Fund (incorporated by reference in the Statement of Additional Information).

UBS Investors Portfolios Trust, a master trust formed under New York law (the "Trust"), was organized on February 9, 1996, and is an open-end management investment company. At June 30, 1998, the Trust had established seven portfolios, including the UBS Small Cap Portfolio (the "Portfolio"). The UBS Fund invests in the Portfolio.

The pro forma statement of assets and liabilities reflects adjustments to show the transfer of assets and liabilities from the UBS Fund to the Brinson Fund and are explained below:

(1) Reflects the in-kind transfer of investments out of the Portfolio into the Brinson Fund.

(2) Reflects the write off of unamortized organization costs of the UBS Fund. The Brinson Fund will be reimbursed for this write off.

(3)  Reflects the exchange of shares of the UBS Fund to the Brinson Fund.

For the pro forma statement of operations, income, expenses, and realized and unrealized loss on investments allocated from the Portfolio were itemized and combined with UBS Fund's operating expenses. The pro forma statement of operations reflects the adjustments necessary to show expenses at the rates which would have been in effect if the UBS Fund were included in the Brinson Fund for the period from September 30, 1997 through June 30, 1998 and are explained below:

(a) Investment advisory fees were adjusted to reflect the application of the fee structure in effect as of June 30, 1998 for the Brinson Fund (1.00% of average net assets).

(b) Administration fees were adjusted to reflect the application of the fee structure in effect as of June 30, 1998 for the Brinson Fund (.075% of average net assets, subject to the expense limitation).

(c) Actual expenses incurred by the individual funds, for various expenses included on a pro forma basis, were reduced to reflect estimated savings arising from the merger.

(d) Waiver of investment advisory fees was adjusted to reflect the advisor's commitment to voluntarily waive fees in excess of 1.15% for the Brinson Fund.

The pro forma schedule of investments represents the UBS Fund's proportionate interest in each of the securities held by the Portfolio as of June 30, 1998.

--------------------------------------------------------------------------------



                             UBS
                             SMALL CAP
                             FUND

                             ------

                             UBS
                             Private Investor
                             Funds, Inc.





                             Annual Report
                             December 31, 1997

--------------------------------------------------------------------------------

UBS Private Investor Funds, Inc.
Chairman's Letter
--------------------------------------------------------------------------------

Dear Shareholder,

Thank you for your investment in the UBS Small Cap Fund, which is part of the UBS Private Investor Funds.

We are pleased to provide you with the Fund's annual report for the period ended December 31, 1997. This report contains a letter from the portfolio manager discussing the performance of the Fund during the period September 30, 1997 (commencement of operations) through December 31, 1997 including a market overview. In addition, it includes a complete set of audited financial statements as well as a schedule of investments.

The UBS Private Investor Funds are an integral part of the asset allocation service provided by The Private Bank* of Union Bank of Switzerland, the largest bank in Switzerland. The Funds provide investment opportunities in U.S. and international securities markets to enhance investment performance, diversify risk and preserve capital within your investment objectives.

The UBS Private Investor Funds bring you:

       The expertise of The Private Bank's professional money managers

       Global investment perspective and knowledge

       A high priority on financial stability and preservation of wealth

As you are aware, in December, 1997, Union Bank of Switzerland and Swiss Bank Corporation ('SBC') announced their intention to merge. Early in February, 1998, the shareholders of UBS and SBC overwhelmingly approved the proposed merger. Completion of the merger is still subject to regulatory approvals which are expected to be received soon.

This merger will create a top-tier global financial services group which will concentrate on clearly defined core businesses. As private banking and asset management are core businesses of the banks, shareholders of the UBS Private Investor Funds will continue to see a commitment to growing and building the mutual fund business.

We will continue to keep you informed of any new developments as they occur.

To learn more about the other UBS Private Investor Funds, please call (888) UBS-FUND. You will be provided with a copy of the prospectus which contains more complete information including charges and expenses. Please read it carefully before investing.

We appreciate your continued confidence in the UBS Private Investor Funds.

Sincerely,

/s/ Dr. HansPeter Lochmeier
Dr. HansPeter Lochmeier
Chairman of the Board
UBS Private Investor Funds, Inc.

------------
* 'The Private Bank', as used in this document, refers to Union Bank of Switzerland, New York Branch.

This annual report must be accompanied or preceded by the Fund's prospectus.

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

FUND PERFORMANCE

The UBS Small Cap Fund commenced operations with a 5.62% loss for the period September 30, 1997 (commencement of operations) through December 31, 1997, which compares unfavorably with a 3.35% loss for its benchmark, the Russell 2000 Total Return Index (the 'Russell 2000').

This chart provides a comparison of the Fund's performance to that of the Russell 2000. This chart compares total returns (which includes changes in share price and reinvestment of all income dividends and capital gains distributions) of a hypothetical $10,000 investment made on September 30, 1997 (commencement of operations) and held through December 31, 1997.

                              [PERFORMANCE GRAPH]

                                    UBS SMALL  RUSSELL 2000 TOTAL
                     DATE           CAP FUND      RETURN INDEX
                     ----           ---------   ------------------
                    9/30/97          10,000         10,000
                   10/31/97           9,536          9,561
                   11/30/97           9,366          9,498.85
                   12/31/97           9,438          9,665.08


PORTFOLIO ACTIVITY

Small cap growth stocks were hammered in the fourth quarter of 1997, in large part because of a flight to quality by nervous investors. As investors grew concerned about the growing turmoil in Asia, they instinctively fled to the safety of U.S. bonds and high-quality, large cap U.S. stocks. Although most American small cap companies will be largely untouched by the Asian crisis, it typically takes a while for market perceptions to catch up with economic realities in tumultuous times.

In the fourth quarter, the UBS Small Cap Fund suffered from weak performances in its oil services and technology stocks. Many of the technology names were hurt during the quarter by issues relating to the problems in Asia. In fact, the technology segment of the Russell 2000 dropped a remarkable 17.4% in the fourth quarter. In addition, several of the Fund's oil services stocks retreated from very strong price performances that they had chalked up earlier in the year. The Fund, because of its growth orientation, also was substantially underrepresented in the utilities sector, which enjoyed a 16.5% return for the quarter. On the positive side, the Fund benefited from excellent stock selection in financial and transportation stocks in the fourth quarter.

The Fund's strategy is to identify companies with strong competitive franchises that will enable them to generate robust earnings growth and thereby produce above-average stock price gains in the future.

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------
Instead of making 'top-down' calls on the economy and individual economic sectors, the Fund uses a 'bottom-up' approach to identify promising stocks that are likely to grow at an above-average pace. Note, however, that we are attentive to the overall risk of the Fund and make every effort to diversify the portfolio across a broad range of sectors. Even so, we will overweight sectors where we find large numbers of attractive companies, while we will underweight sectors that lack favorable growth characteristics.

At present, the Fund is modestly overweighted relative to the Russell 2000 in retail, energy, and transportation names, and it has a substantial overweight in the consumer staples environment, because many of the stocks in this sector have been chalking up excellent profit gains of late. The Fund also is moderately underweighted in the financial, health care, technology, and utility sectors. Cash at quarter-end was in the 3% range, which is in line with our objective of remaining fully invested at all times.

SMALL CAP MARKET OUTLOOK

Small cap stocks underperformed large cap stocks for the fourth consecutive year, and we calculate that the Russell 2000 has lagged the S&P 500 by a cumulative 52 percentage points since small cap stocks lost their leadership in March 1994. If we limit our perspective to the past three years, small cap stocks have chalked up one of their worst three-year performances versus the S&P 500 in the past two decades. At year-end, the Russell 2000 had sunk to levels versus the S&P 500 not seen since their lows in the early 1990s, which was immediately prior to the beginning of the last substantial small cap rally.

On the earnings front, most market observers are questioning whether current profit forecasts are too optimistic, especially for large cap stocks with substantial business in Asia. The 'Asian flu' has proven to be a nasty bug and we are seeing evidence that it will have an impact on large-cap, multi-national earnings in general, and technology stock profits in particular. In this environment of cutting estimates, we expect more domestically oriented small companies to hold up relatively well, which should provide a helpful catalyst to small cap stock performance in the months ahead. Even before adjusting for the Asian turmoil, IBES forecasters had been projecting small cap earnings to grow faster than large cap earnings. At the end of 1997, for instance, the IBES consensus had forecasted a 21.5% rise in share earnings for the small cap Russell 2000 in the year ahead, versus a 14.1% increase for the S&P 500. Over time, we expect these superior bottom-line growth prospects to be reflected in strong relative stock price action.

One other factor that favors a small cap rally is the recent passage of capital gains tax reduction legislation, which will significantly improve the after-tax returns of small cap stocks versus other financial instruments that are not as capital gains oriented. On the two previous occasions when the U.S. pared capital gains rates, small cap stocks substantially outperformed large cap stocks in the two years following the reduction. Combine this favorable legislation with excellent small cap earnings growth prospects and depressed relative valuations, and we think all the ingredients are in place for a strong small cap recovery over the next several years. When small cap stocks do take the lead, they historically have outperformed their large cap counterparts for periods of five to seven years, so the upside potential remains significant.

One question on many investors' minds is whether the stock market will have to experience a meaningful break before small cap stocks return to the leadership circle. Although bear markets are always a risk and small caps typically have not held up well in declining markets, we note that smaller

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------
companies have had much less of a price runup in recent years than their large cap brothers. Due to their recent laggard status, we think the downside risk to small caps in a bear market is below average in the current cycle.

We appreciate your support and look forward to serving you in 1998.

Paul A. Graham, Jr. CFA
Portfolio Manager

David N. Wabnik
Portfolio Manager







------------------------

The Fund is not insured by the FDIC and is not a deposit with, an obligation of, or guaranteed by Union Bank of Switzerland. The Fund is subject to investment risks, including possible loss of principal amount invested.

Shares of the Fund are distributed by First Fund Distributors, Inc. which is not affiliated with Union Bank of Switzerland.

Unlike other mutual funds, the Fund seeks to achieve its investment objective by investing all of its investable assets in UBS Investor Portfolios Trust -- UBS Small Cap Portfolio (the 'Portfolio') which is a separate fund with an identical investment objective.

Union Bank of Switzerland is voluntarily waiving all shareholder servicing fees for the Fund and reimbursing a portion of the Fund's expenses. Union Bank of Switzerland is also waiving all of its advisory fees for the Portfolio. If Union Bank of Switzerland had not waived fees and reimbursed expenses, total return would have been lower. Past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Total Return Index is an unmanaged index that includes 2,000 U.S. small capitalization stocks and is a common measure of the performance of the small capitalization segment of the U.S. stock market.

UBS Small Cap Fund
Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investment in UBS Investor Portfolios Trust -- UBS Small Cap Portfolio, at value....     $11,944,837
Receivable from sale of capital stock...............................................          25,000
Deferred organization expenses and other assets.....................................          38,289
                                                                                         -----------
          Total Assets..............................................................      12,008,126
                                                                                         -----------

LIABILITIES:
Due to funds services agent.........................................................           5,192
Administrative services fees payable................................................           1,160
Organizational expenses payable.....................................................          20,000
Other accrued expenses..............................................................          27,776
                                                                                         -----------
          Total Liabilities.........................................................          54,128
                                                                                         -----------

NET ASSETS..........................................................................     $11,953,998
                                                                                         -----------
                                                                                         -----------

SHARES OUTSTANDING ($0.001 par value, 10 million shares authorized).................         126,657
                                                                                         -----------
                                                                                         -----------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE......................          $94.38
                                                                                         -----------
                                                                                         -----------
COMPOSITION OF NET ASSETS:
Shares of common stock, at par......................................................     $       127
Additional paid-in capital..........................................................      12,476,380
Net unrealized depreciation of investments..........................................        (526,758)
Accumulated undistributed net realized gain.........................................           4,249
                                                                                         -----------
          Net Assets................................................................     $11,953,998
                                                                                         -----------
                                                                                         -----------

------------------------
See notes to financial statements.

UBS Small Cap Fund
Statement of Operations
For the Period September 30, 1997 (Commencement of Operations) through December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income and Expenses from UBS Investor Portfolios Trust -- UBS
  Small Cap Portfolio
     Interest............................................................                  $  19,156
     Dividends...........................................................                      7,705
                                                                                           ---------
          Investment income..............................................                     26,861
     Total expenses......................................................    $ 29,904
     Less: Fee waiver....................................................      (1,873)
                                                                             --------
     Net expenses........................................................                     28,031
                                                                                           ---------
Net Investment Loss from UBS Investor Portfolios Trust -- UBS Small Cap
  Portfolio..............................................................                     (1,170)

EXPENSES:
Shareholder service fees.................................................       6,078
Administrative services fees.............................................       1,580
Reports to shareholders expense..........................................      15,380
Audit fees...............................................................      11,300
Registration fees........................................................      11,151
Transfer agent fees......................................................       3,750
Legal fees...............................................................       3,750
Fund accounting fees.....................................................       2,250
Amortization of organization expenses....................................       1,008
Directors' fees..........................................................         857
Miscellaneous expenses...................................................       1,252
                                                                             --------
     Total expenses......................................................      58,356
     Less: Fee waiver and expense reimbursements.........................     (57,213)
                                                                             --------
     Net expenses........................................................                      1,143
                                                                                           ---------
Net investment loss......................................................                     (2,313)
                                                                                           ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM UBS INVESTOR
  PORTFOLIOS TRUST -- UBS SMALL CAP PORTFOLIO
Net realized gain on securities transactions.............................                      6,540
Net change in unrealized depreciation of investments.....................                   (526,758)
                                                                                           ---------
Net realized and unrealized loss on investments from UBS Investor
  Portfolios Trust -- UBS Small Cap Portfolio............................                   (520,218)
                                                                                           ---------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                  ($522,531)
                                                                                           ---------
                                                                                           ---------

------------------------
See notes to financial statements.

UBS Small Cap Fund
Statement of Changes in Net Assets
For the Period September 30, 1997 (Commencement of Operations) through December 31, 1997
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss............................................................        $    (2,313)
Net realized gain on securities transactions...................................              6,540
Net change in unrealized depreciation of investments...........................           (526,758)
                                                                                    -----------------
Net decrease in net assets resulting from operations...........................           (522,531)
                                                                                    -----------------

TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares...............................................         12,731,529
Cost of shares redeemed........................................................           (255,000)
                                                                                    -----------------
Net increase in net assets from transactions in shares of common stock.........         12,476,529
                                                                                    -----------------

NET INCREASE IN NET ASSETS.....................................................         11,953,998
NET ASSETS:
Beginning of period............................................................           --
                                                                                    -----------------
End of period..................................................................        $11,953,998
                                                                                    -----------------
                                                                                    -----------------

------------------------
See notes to financial statements.

UBS Small Cap Fund
Financial Highlights
For the Period September 30, 1997 (Commencement of Operations) through December 31, 1997
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING FOR THE PERIOD

Net asset value, beginning of period......................................................       $  100.00
                                                                                             -----------------
Loss from investment operations:
     Net realized and unrealized loss on investments......................................           (5.62)
                                                                                             -----------------

Net asset value, end of period............................................................       $   94.38
                                                                                             -----------------
                                                                                             -----------------
Total return..............................................................................           (5.62%)(1)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted).............................................       $  11,954
     Ratio of expenses to average net assets(2)...........................................            1.20%(3)
     Ratio of net investment income to average net assets(2)..............................           (0.10%)(3)

------------------------
(1) Not annualized.
(2) Includes the Fund's share of UBS Investor Portfolios Trust -- UBS Small Cap Portfolio expenses and net of fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 2.43% (annualized). The annualization of these ratios is affected by the fact that the Investment Advisory Agreement and Investment Sub-Advisory Agreement was not ratified until December 22, 1997. Prior to this date, investment advisory services were being provided without compensation.
(3) Annualized.







See notes to financial statements.

UBS Small Cap Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

1. GENERAL

UBS Small Cap Fund (the 'Fund') is a diversified, no-load mutual fund registered under the Investment Company Act of 1940. The Fund is one of several series of UBS Private Investor Funds, Inc. (the 'Company'), an open-end management investment company organized as a corporation under Maryland law. At December 31, 1997, the Company included six other funds, UBS Bond Fund, UBS Value Equity Fund, UBS Institutional International Equity Fund, UBS High Yield Bond Fund, UBS International Equity Fund and UBS Large Cap Growth Fund. These financial statements relate only to the Fund.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the UBS Small Cap Portfolio of UBS Investor Portfolios Trust (the 'Portfolio'), an open-end management investment company that has the same investment objective as that of the Fund. At December 31, 1997, certain shares of the Fund were held by UBS or its affiliates on behalf of its clients. One shareholder owned 19.7% of the shares of the Fund at December 31, 1997.

Investors Bank & Trust Company ('IBT') serves as the Fund's administrator and First Fund Distributors, Inc. ('FFDI') serves as the Fund's distributor. Union Bank of Switzerland, New York Branch ('UBS') serves as the funds services agent to the Fund.

The financial statements of the Portfolio, including its Schedule of Investments, are include elsewhere within this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Significant accounting policies followed by the Fund are as follows:

A. INVESTMENT VALUATION -- The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (44.2% at December 31, 1997). Valuation of securities by the Portfolio is discussed in Note 2A of the Portfolio's Notes to Financial Statements.

B. INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND
LOSSES -- The Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, including the requirement to distribute substantially all of its taxable income, including any net realized capital gains on investment transactions, to its shareholders. Accordingly, no provision for federal income or excise taxes is necessary.

D. DIVIDENDS AND DISTRIBUTIONS -- The Fund declares dividends from net investment income to shareholders of record on the day of declaration. Such dividends are declared and paid annually. Net realized gains, if any, will be distributed at least annually. However, to the extent that net realized gains of the Fund can be reduced by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based upon their federal tax-basis treatment; temporary differences do not

UBS Small Cap Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
require reclassification. For the period ended December 31, 1997, the Fund increased accumulated undistributed net investment income by $2,313, decreased accumulated undistributed net realized gains by $2,291 and decreased paid-in-capital by $22. Net investment income, net realized gains and net assets were not affected by this change.

E. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization in the amount of approximately $20,000 have been deferred and are being amortized on a straight line basis over five years from the Fund's commencement of operations (September 30, 1997).

F. OTHER -- The Fund bears all costs of its operations other than expenses specifically assumed by IBT, FFDI and UBS. Expenses incurred by the Company on behalf of any two or more funds are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise by made fairly. Expenses directly attributable to the Fund are charged directly to the Fund.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
A. ADMINISTRATION AGREEMENT -- Under the terms of an Administration Agreement with the Company, IBT provides overall administrative services and general office facilities. As compensation for such services, the Company has agreed to pay IBT a fee, accrued daily and payable monthly, at an annual rate of 0.065% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. IBT does not receive a fee on average daily net assets in excess of $200 million. For the period September 30, 1997 (commencement of operations) through December 31, 1997, the administrative services fee amounted to $1,580.

B. DISTRIBUTION AGREEMENT -- Under the terms of a Distribution Agreement FFDI serves as the distributor of Fund shares. FFDI does not receive any fees from the Fund for services provided pursuant to this agreement.

C. SHAREHOLDER SERVICING AGREEMENT -- The Fund has entered into a Shareholder Servicing Agreement with UBS pursuant to which UBS provides certain services to shareholders of the Fund. The Fund has agreed to pay UBS a fee for these services, accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. For the period September 30, 1997 (commencement of operations) through December 31, 1997, the shareholder service fee amounted to $6,078, all of which was waived.

D. FUNDS SERVICES AGREEMENT -- Under the terms of a Funds Services Agreement with the Company, UBS has agreed to provide certain administrative services to the Fund. UBS is not entitled to any additional compensation pursuant to this agreement.

E. EXPENSE REIMBURSEMENT -- UBS has voluntarily agreed to limit the total operating expenses of the Fund, including its share of the Portfolio's expenses and excluding extraordinary expenses, to an annual rate of 1.20% of the Fund's average daily net assets. For the period September 30, 1997 (commencement of operations) through December 31, 1997, UBS reimbursed the Fund for expenses totaling $51,135 in connection with this voluntary limitation. UBS may modify or discontinue this voluntary expense limitation at any time with 30 days' advance notice to the Fund.

4. CAPITAL SHARE TRANSACTIONS
At December 31, 1997 there were 500 million shares of the Company's common stock authorized, of which 10 million shares were classified as common stock of the Fund. Transactions in shares of the Fund during the period September 30, 1997 (commencement of operations) through December 31, 1997 were as follows:

Shares subscribed.............................................              129,190
Shares redeemed...............................................               (2,533)
                                                                         ----------
Net increase in shares outstanding............................              126,657
                                                                         ----------
                                                                         ----------

UBS Small Cap Fund
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
UBS Private Investor Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS Small Cap Fund (the 'Fund') (one of the funds constituting UBS Private Investor Funds, Inc.) at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period September 30, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of Americas
New York, New York
February 17, 1998

UBS Small Cap Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                                                                          MARKET
SHARES                                       SECURITY DESCRIPTION                                          VALUE
------   --------------------------------------------------------------------------------------------   -----------
         COMMON STOCK -- 96.7%
         ADVERTISING -- 2.3%
23,700   HA-LO Industries, Inc.......................................................................   $   616,200
                                                                                                        -----------
         AIRLINES -- 1.6%
16,400   Mesaba Holdings, Inc.*......................................................................       426,400
                                                                                                        -----------
         BANKING & FINANCIAL INSTITUTIONS -- 12.5%
17,100   Commercial Federal Corporation..............................................................       608,119
 9,100   Imperial Bancorp............................................................................       448,744
 8,000   Investors Financial Services Corporation....................................................       368,000
20,500   North Fork Bancorporation, Inc..............................................................       688,031
14,900   Peoples Heritage Financial Group, Inc.......................................................       685,400
 9,200   U.S. Trust Corporation......................................................................       576,150
                                                                                                        -----------
                                                                                                          3,374,444
                                                                                                        -----------
         BIO-TECHNOLOGY -- 2.1%
25,500   COR Therapeutics, Inc.*.....................................................................       573,750
                                                                                                        -----------
         BUILDING MATERIALS -- 2.1%
12,900   Texas Industries, Inc.......................................................................       580,500
                                                                                                        -----------
         COMMERCIAL SERVICES -- 1.3%
17,400   Norrell Corporation.........................................................................       345,825
                                                                                                        -----------
         CONSUMER FOODS -- 6.3%
14,000   American Italian Pasta Company, Class A*....................................................       350,000
19,500   JP Foodservice, Inc.*.......................................................................       720,278
22,000   Richfood Holdings, Inc......................................................................       621,500
                                                                                                        -----------
                                                                                                          1,691,778
                                                                                                        -----------
         CONSUMER GOODS & SERVICES -- 3.4%
21,500   Central Garden & Pet Company*...............................................................       564,375
11,600   Samsonite Corporation*......................................................................       366,850
                                                                                                        -----------
                                                                                                            931,225
                                                                                                        -----------
         ELECTRONICS -- 4.5%
18,886   Computer Products Inc.*.....................................................................       427,296
 9,000   Sanmina Corporation.........................................................................       609,750
 6,800   SpeedFam International, Inc.*...............................................................       180,200
                                                                                                        -----------
                                                                                                          1,217,246
                                                                                                        -----------
         ENVIRONMENTAL SERVICES -- 2.1%
28,050   Tetra Tech, Inc.............................................................................       561,000
                                                                                                        -----------
         HEALTH CARE PROVIDERS -- 4.1%
14,200   FPA Medical Management, Inc.*...............................................................       264,475
11,700   Genesis Health Ventures, Inc................................................................       308,588
12,700   Pediatrix Medical Group Inc.*...............................................................       542,925
                                                                                                        -----------
                                                                                                          1,115,988
                                                                                                        -----------
         HOME BUILDING -- 2.4%
19,700   Oakwood Homes Corp..........................................................................       653,794
                                                                                                        -----------

------------------------
See notes to financial statements.

UBS Small Cap Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                                                                          MARKET
SHARES                                       SECURITY DESCRIPTION                                          VALUE
------   --------------------------------------------------------------------------------------------   -----------
         INSURANCE -- 7.0%
21,800   Horace Mann Educators Corporation...........................................................   $   619,938
10,700   Protective Life Corporation.................................................................       639,325
10,400   Vesta Insurance Group, Inc..................................................................       617,500
                                                                                                        -----------
                                                                                                          1,876,763
                                                                                                        -----------
         LODGING -- 3.9%
13,900   Interstate Hotels Company*..................................................................       487,369
13,600   Promus Hotel Corporation*...................................................................       571,200
                                                                                                        -----------
                                                                                                          1,058,569
                                                                                                        -----------
         MANUFACTURING -- 2.5%
17,100   Kuhlman Corporation.........................................................................       669,038
                                                                                                        -----------
         MEDICAL SUPPLIES -- 3.0%
15,300   Patterson Dental Company*...................................................................       692,325
 2,100   Safeskin Corporation........................................................................       119,175
                                                                                                        -----------
                                                                                                            811,500
                                                                                                        -----------
         OIL SERVICES -- 6.2%
20,700   Pride International, Inc.*..................................................................       522,675
13,800   R&B Falcon Corp.*...........................................................................       577,875
23,800   Tuboscope Inc.*.............................................................................       572,688
                                                                                                        -----------
                                                                                                          1,673,238
                                                                                                        -----------
         PACKAGING -- 0.1%
   800   Ivex Packaging Corporation*.................................................................        19,200
                                                                                                        -----------
         REAL ESTATE -- 0.6%
 6,800   Prime Group Realty Trust REIT(a)............................................................       137,700
   500   Trammell Crow Company*......................................................................        12,875
                                                                                                        -----------
                                                                                                            150,575
                                                                                                        -----------
         RETAIL -- 9.0%
15,700   Ethan Allen Interiors Inc...................................................................       605,431
37,600   Foodmaker, Inc.*............................................................................       566,350
22,000   Landry's Seafood Restaurants, Inc.*.........................................................       528,000
 5,700   Paul Harris Stores, Inc.*...................................................................        57,356
30,000   Pier 1 Imports, Inc.........................................................................       678,750
                                                                                                        -----------
                                                                                                          2,435,887
                                                                                                        -----------
         SCIENTIFIC INSTRUMENTS -- 2.0%
14,300   Waters Corporation*.........................................................................       538,038
                                                                                                        -----------
         TECHNOLOGY -- 8.9%
 2,700   Coherent, Inc.*.............................................................................        94,838
 4,500   Concord Communications, Inc.*...............................................................        93,375
14,000   Dallas Semiconductor Corporation............................................................       570,500
12,200   Methode Electronics, Inc., Class A..........................................................       198,250
37,200   Paxar Corporation...........................................................................       551,025
 9,400   Perceptron, Inc.*...........................................................................       203,275
10,300   SPSS, Inc.*.................................................................................       198,275
19,000   Technology Solutions Company................................................................       501,125
                                                                                                        -----------
                                                                                                          2,410,663
                                                                                                        -----------

------------------------
See notes to financial statements.

UBS Small Cap Portfolio
Schedule of Investments
December 31, 1997
--------------------------------------------------------------------------------

                                                                                                          MARKET
SHARES                                       SECURITY DESCRIPTION                                          VALUE
------   --------------------------------------------------------------------------------------------   -----------
         TRANSPORTATION -- 6.3%
 7,600   Airborne Freight Corporation................................................................   $   472,150
20,900   Coach USA, Inc.*............................................................................       700,150
 7,000   Expeditors International of Washington, Inc.................................................       269,500
 8,000   Swift Transportation Co., Inc.*.............................................................       259,000
                                                                                                        -----------
                                                                                                          1,700,800
                                                                                                        -----------
         WATER TREATMENT SYSTEMS -- 2.5%
13,600   Culligan Water Technologies, Inc.*..........................................................       683,400
                                                                                                        -----------
         TOTAL INVESTMENTS AT MARKET VALUE -- 96.7%
             (COST $27,126,057)......................................................................    26,115,821
         OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.3%...............................................       879,967
                                                                                                        -----------
         NET ASSETS -- 100.0%........................................................................   $26,995,788
                                                                                                        -----------
                                                                                                        -----------

------------------------

(a) REIT -- Real Estate Investment Trust.

 * Non-income producing security.

Note: Based upon the cost of investments of $27,126,057 for Federal Income Tax purposes at December 31, 1997, the aggregate gross unrealized appreciation and depreciation was $1,229,092 and $2,239,328, respectively, resulting in net unrealized depreciation of $1,010,236.







See notes to financial statements.

UBS Small Cap Portfolio
Statement of Assets and Liabilities
December 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $27,126,057).........................................     $26,115,821
Cash.............................................................................       1,006,534
Receivable for investment securities sold........................................         500,000
Dividends and interest receivable................................................          12,942
Deferred organization expenses and other assets..................................           4,549
                                                                                      -----------
     Total Assets................................................................      27,639,846
                                                                                      -----------
LIABILITIES:
Administrative services fees payable.............................................           2,643
Payable for investment securities purchased......................................         604,904
Organization expenses payable....................................................           5,000
Other accrued expenses...........................................................          31,511
                                                                                      -----------
     Total Liabilities...........................................................         644,058
                                                                                      -----------

NET ASSETS.......................................................................     $26,995,788
                                                                                      -----------
                                                                                      -----------






------------------------
See notes to financial statements.

UBS Small Cap Portfolio
Statement of Operations
For the Period September 30, 1997 (Commencement of Operations) through December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..............................................................     $34,600
Dividends.............................................................      14,908
                                                                           -------
     Investment income................................................                  $    49,508

EXPENSES:
Investment advisory fees..............................................       4,233
Administrative services fees..........................................       3,362
Audit fees............................................................      24,500
Fund accounting fees..................................................       8,750
Custodian fees and expenses...........................................       8,000
Legal fees............................................................       3,750
Trustees' fees........................................................       1,000
Insurance expense.....................................................         375
Amortization of organization expenses.................................         252
Miscellaneous expenses................................................       1,000
                                                                           -------
     Total expenses...................................................      55,222
     Less: Fee waiver.................................................      (4,233)
                                                                           -------
     Net expenses.....................................................                       50,989
                                                                                        -----------
Net investment loss...................................................                       (1,481)
                                                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities transactions..........................                       14,491
Net change in unrealized depreciation of investments..................                   (1,010,236)
                                                                                        -----------
Net realized and unrealized loss on investments.......................                     (995,745)
                                                                                        -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                  $  (997,226)
                                                                                        -----------
                                                                                        -----------






------------------------
See notes to financial statements.

UBS Small Cap Portfolio
Statement of Changes in Net Assets
For the Period September 30, 1997 (Commencement of Operations) through December 31, 1997
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss.................................................................   $    (1,481)
Net realized gain on securities transactions........................................        14,491
Net change in unrealized depreciation of investments................................    (1,010,236)
                                                                                       -----------
Net decrease in net assets resulting from operations................................      (997,226)
                                                                                       -----------

CAPITAL TRANSACTIONS:
Proceeds from contributions.........................................................    28,559,733
Value of withdrawals................................................................      (566,719)
                                                                                       -----------
Net increase in net assets from capital transactions................................    27,993,014
                                                                                       -----------

NET INCREASE IN NET ASSETS..........................................................    26,995,788
NET ASSETS:
Beginning of period.................................................................       --
                                                                                       -----------
End of period.......................................................................   $26,995,788
                                                                                       -----------
                                                                                       -----------







------------------------
See notes to financial statements.

UBS Small Cap Portfolio
Financial Highlights
For the Period September 30, 1997 (Commencement of Operations) through December 31, 1997
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:

     Net assets, end of period (000s omitted).............................        $26,996
     Average commission rate per share....................................        $  0.05
     Ratio of expenses to average net assets(1)...........................           1.06% (2)
     Ratio of net investment loss to average net assets(1)................          (0.03%)(2)
     Portfolio turnover...................................................              3%

------------------------
(1) Net of fee waivers. Such fee waivers had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.09% (annualized). The annualization of these ratios is affected by the fact that the Investment Advisory Agreement and Investment Sub-Advisory Agreement was not ratified until December 22, 1997. Prior to this date, investment advisory services were being provided without compensation.
(2) Annualized.










See notes to financial statements.

UBS Small Cap Portfolio
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

1. GENERAL
UBS Small Cap Portfolio (the 'Portfolio), a separate series of UBS Investor Portfolios Trust (the 'Trust'), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Trust is organized as a trust under the laws of the State of New York. At December 31, 1997, all of the beneficial interests in the Portfolio were held by the UBS Small Cap Fund and UBS Small Cap Fund, Ltd.

The investment adviser of the Portfolio is Union Bank of Switzerland, New York Branch ('UBS'); UBS Asset Management (New York), Inc. ('UBSAM') is the sub-advisor of the Portfolio. Investors Fund Services (Ireland) Limited ('IBT Ireland') acts as the Portfolio's administrator.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. INVESTMENT VALUATION -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded, or in the absence of recorded sales, at the average of readily available closing bid and asked prices, or at the quoted bid price. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Board of Trustees (the 'Trustees').

B. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is accrued daily.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code (the 'Code'). As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. Accordingly, no provision for federal income taxes is necessary. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Code applicable to regulated investment companies.

D. DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Portfolio in connection with its organization in the amount of approximately $5,000 have been deferred and are being amortized on a straight line basis over five years from the Portfolio's commencement of operations (September 30, 1997).

E. OTHER -- The Portfolio bears all costs of its operations other than expenses specifically assumed by UBS, UBSAM and IBT Ireland. Expenses incurred by the Trust on behalf of any two or more portfolios are allocated in proportion to net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to the Portfolio are charged directly to the Portfolio.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
A. INVESTMENT ADVISORY AGREEMENT -- Effective December 22, 1997, the Portfolio has retained the services of UBS as investment adviser and UBSAM as investment sub-adviser. UBS and UBSAM were

UBS Small Cap Portfolio
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------
not entitled to receive any investment advisory fee prior to the approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreement by the shareholders of the Fund. UBSAM makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments and operations subject to the supervision of UBS and the Trustees. As compensation for overall investment management services, the Trust has agreed to pay UBS an investment advisory fee, accrued daily and payable monthly, at an annual rate of 0.60% of the Portfolio's average daily net assets. UBS, in turn, has agreed to pay UBSAM a fee, accrued daily and payable monthly, at an annual rate of 0.40% of the Portfolio's first $25 million average daily net assets, 0.325% of the Portfolio's next $25 million average daily net assets and 0.25% of the Portfolio's average daily net assets in excess of $50 million. For the period December 22, 1997 through December 31, 1997, the investment advisory fee amounted to $4,233, all of which was waived.

B. ADMINISTRATION AGREEMENT -- Under the terms of an Administration Agreement with the Trust, IBT Ireland provides overall administrative services and general office facilities to the Portfolio and the Trust. As compensation for such services, the Portfolio has agreed to pay IBT Ireland an administrative services fee, accrued daily and payable monthly, at an annual rate of 0.07% of the Portfolio's first $100 million average daily net assets and 0.05% of the Portfolio's average daily net assets in excess of $100 million. For the period September 30, 1997 (commencement of operations) through December 31, 1997, the administrative services fee amounted to $3,362.

4. PURCHASE AND SALES OF INVESTMENTS
For the period from September 30, 1997 (commencement of operations) through December 31, 1997, purchases and sales of investment securities, excluding short-term investments, aggregated $27,779,049 and $667,483, respectively.

UBS Small Cap Portfolio
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees
and Investors of
UBS Investor Portfolios Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS Small Cap Portfolio (the 'Portfolio') (one of the portfolios constituting the UBS Investor Portfolios Trust) at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period September 30, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE
Chartered Accountants

Toronto, Ontario
February 17,1998

Special Meeting of Shareholders (Unaudited)
--------------------------------------------------------------------------------

A special meeting of the shareholders of UBS Private Investor Funds, Inc. with respect to UBS Small Cap Fund, UBS Large Cap Growth Fund and UBS High Yield Bond Fund was held Monday, December 22, 1997. The results of votes taken among shareholders of UBS Small Cap Fund on Proposals 1 and 2 are listed below.

PROPOSAL 1
To approve a proposal to adopt an Investment Advisory Agreement between the Trust and UBS, with respect to the assets of UBS Small Cap Portfolio.

                                                      # OF SHARES VOTED    % OF SHARES
                                                      -----------------    -----------

Affirmative........................................       75,692.244          74.35%
Against............................................        1,631.646           1.60%
Abstain............................................                0           0.00%

PROPOSAL 2
To adopt an Investment Sub-Advisory Agreement between UBS and UBSAM, with respect to the assets of UBS Small Cap Portfolio.

                                                      # OF SHARES VOTED    % OF SHARES
                                                      -----------------    -----------

Affirmative........................................       75,694.244          74.35%
Against............................................        1,631.646           1.60%
Abstain............................................                0           0.00%

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------


                              UBS SMALL CAP FUND
                             200 CLARENDON STREET
                         BOSTON, MASSACHUSETTS 02116






INVESTMENT ADVISOR                          Union Bank of Switzerland,
                                            New York Branch
                                            1345 Avenue of the Americas
                                            New York,NY 10105


ADMINISTRATOR                               Investors Bank & Trust Company
                                            200 Clarendon Street
                                            Boston, Massachusetts 02116


DISTRIBUTOR                                 First Fund Distributors, Inc.
                                            4455 East Camelback Road
                                            Phoenix, AZ 85018


CUSTODIAN AND TRANSFER AGENT                Investors Bank & Trust Company
                                            200 Clarendon Street
                                            Boston, Massachusetts 02116


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           UBS
                           SMALL CAP
                           FUND

                           -----------

                           UBS
                           PRIVATE INVESTOR
                           FUNDS, INC.



                           SEMI-ANNUAL REPORT
                           JUNE 30, 1998



--------------------------------------------------------------------------------

UBS Private Investor Funds, Inc.
Chairman's Letter
--------------------------------------------------------------------------------

Dear Shareholder,

Thank you for your investment in the UBS Small Cap Fund, which is part of the UBS Private Investor Funds.

We are pleased to provide you with the Fund's semi-annual report for the six months ended June 30, 1998. This report contains a letter from the portfolio manager discussing the performance of the Fund for the six months ended June 30, 1998, including a market overview. In addition, it includes a complete set of financial statements as well as a schedule of investments.

The UBS Private Investor Funds are an integral part of the asset allocation service provided by The Private Bank* of Union Bank of Switzerland, the largest bank in Switzerland. The Funds provide investment opportunities in U.S. and international securities markets to enhance investment performance, diversify risk and preserve capital within your investment objectives.

The UBS Private Investor Funds bring you:

       The expertise of The Private Bank's professional money managers

       Global investment perspective and knowledge

       A high priority on financial stability and preservation of wealth

As you are aware, in December, 1997, Union Bank of Switzerland and Swiss Bank Corporation ('SBC') announced their intention to merge. Early in February, 1998, the shareholders of UBS and SBC overwhelmingly approved the proposed merger. The merger was completed on Monday June 29, 1998, creating UBS A.G.

UBS A.G. is a top-tier global financial services company which concentrates on clearly defined core businesses. As private banking and asset management are core businesses of the bank, shareholders of the UBS Private Investor Funds will continue to see a commitment to growing and building the mutual fund business.

We will continue to keep you informed of any new developments as they occur.

To learn more about the other UBS Private Investor Funds, please call (888) UBS-FUND. You will be provided with a copy of the prospectus which contains more complete information including charges and expenses. Please read it carefully before investing.

We appreciate your confidence in the UBS Private Investor Funds.

Sincerely,

Dr. HansPeter Lochmeier

Dr. HansPeter Lochmeier
Chairman of the Board
UBS Private Investor Funds, Inc.

------------------------
* 'The Private Bank', as used in this document, refers to Union Bank of Switzerland, New York Branch.

The semi-annual report must be accompanied or preceded by the Fund's prospectus.

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

FUND PERFORMANCE

The UBS Small Cap Fund generated a year-to-date total return of 2.89% through June 30, 1998, which lagged the 4.91% total return that was chalked up by its benchmark, the Russell 2000 Total Return Index (the 'Russell 2000'). Since the Fund commenced operations on September 30, 1997, the Fund has experienced a cumulative loss of 2.89%, versus a cumulative gain of 1.40% for the Russell 2000.

The chart below provides a comparison of the Fund's performance to that of the Russell 2000. This chart compares total returns (which includes changes in share price and reinvestment of all income dividends and capital gains distributions) of a hypothetical $10,000 investment made on September 30, 1997* and held through June 30, 1998.

--------------------------------------------------------------------------------

                           [FUND PERFORMANCE GRAPH]

                                          Russell 2000 Total
            UBS Small Cap Fund               Return Index
            ------------------            ------------------
                $10,000                         $10,000
                  9,536                           9,561
                  9,366                           9,499
                  9,438                           9,665
                  9,327                           9,512
                 10,076                          10,215
                 10,499                          10,636
                 10,472                          10,695
                  9,907                          10,118
                  9,711                          10,140

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     Average Annual Total Return:

                                                                     UBS         RUSSELL 2000
                                                                  SMALL CAP      TOTAL RETURN
                                                                    FUND            INDEX
                                                                -------------    ------------

Six months ended June 30, 1998...............................        2.89%           4.91%
Since inception* through June 30, 1998.......................       (2.89%)          1.40%

------------

      * Commencement of operations -- September 30, 1997.

--------------------------------------------------------------------------------

PORTFOLIO ACTIVITY

The Fund got off to a strong start with an 11.25% total return in the first quarter of 1998, versus a 10.05% gain for the Russell 2000. Performance in the first quarter benefited from good performance in the Fund's consumer and transportation stocks. Unfortunately, it was a different story in the second quarter, with performance clearly on the disappointing side. During the three-month period ended in June, the Fund underperformed due to weak performance in its consumer, financial, and health care holdings, while the portfolio benefited from better than benchmark performance in its technology stocks. For the second period, our sector selection had virtually no impact on the Fund's returns, while poor stock selection accounted for the entire underperformance.

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------

Several stocks were responsible for most of the Fund's recent underperformance. After several years of excellent returns, Vesta Insurance, a property & casualty insurer, suffered a setback when accounting irregularities were discovered in its reinsurance operations and its CEO resigned. Another major holding, Landry's Seafood Restaurants, also experienced a greater than expected decline in same-store sales, which pummeled the stock price. The performance of these stocks, combined with the recent tumble in our oil-services stocks due to sliding energy prices, accounted for the lion's share of the Fund's underperformance in the second quarter.

Although unexpected fundamental events will surprise even the best prepared of investors from time to time, we are unhappy with the recent pattern of events and are redoubling our efforts to make sure that it does not happen again. We remain as committed as ever to our core investment disciplines of investing in reasonably valued, well managed companies with strong competitive positioning and rapidly growing sales and earnings. Although Fund results will inevitably fluctuate from one quarter to the next, we are convinced that patient investors will reap handsome long-term rewards from following such a disciplined investment strategy.

At present, the Fund is modestly overweighted relative to the Russell 2000 benchmark in consumer, health care, and capital goods names. The Fund also is moderately underweighted in the financial, communications, and technology sectors. Cash at quarter end was in the 7% range, which is slightly above our objective of remaining fully invested at all times.

SMALL CAP MARKET OUTLOOK

It's hard to argue with success, and large cap stocks certainly have had their share of it in the past few years. 1998 is off to another strong start for large cap equities, with the S&P 500 sprinting ahead 17.7% in the first half of the year. This performance outpaced the small cap Russell 2000 by almost 1300 basis points through June 30th. The large cap run has yet to show signs of abating, with the S&P 500 outperforming the Russell 2000 by another 260 basis points in the first two weeks of July.

We continue to think that small cap fundamentals remain attractive relative to their large cap brothers. Many investors are not aware that small cap profits have largely kept pace with large cap growth over the last five years. Indeed, small company earnings have grown at a 15.8% annual pace over the last half decade, while large cap profits have increased at a 16.4% annual clip. Similarly, small cap companies have managed to grow their sales per share at a 10.6% annual rate over the past five years, which exceeds large cap sales/share growth of 10.4%. In the most recent 12 months, small cap sales/share have grown 15.5%, versus an 11.7% increase for the S&P 500. The superior top line growth also has translated into strong bottom-line growth. Median small cap earnings rose 18.4% over the last 12 months, versus a 13.8% median increase for the S&P
500. In fact, small cap earnings have grown more quickly than large cap profits in each of the last four quarters. Meanwhile, the IBES analyst consensus is forecasting a 20.2% median increase in small cap profits in the year ahead, versus a projected median increase of 10.6% for the S&P 500. Over the next three to five years, the IBES consensus is projecting annual earnings growth of 20.5% for the Russell 2000 and a 14.1% yearly increase for the S&P 500.

In light of how strongly fundamentals appear to favor small cap stocks, it is somewhat puzzling that small cap stocks actually now rest at historical valuation lows relative to their large cap peers. This conclusion is affirmed whether we look at price to book, price to earnings, price to sales or price/earnings to long-term earnings growth. In almost every case, small cap stocks are at or below their historic relative valuation troughs back in 1990, right before the last major small cap rally.

At this point, we can only conclude that investors are not paying much attention to the fundamental case for small cap stocks. Instead, with the exception of an occasional well received Internet IPO, large

UBS Private Investor Funds, Inc.
Fund Commentary
--------------------------------------------------------------------------------
cap stocks have received the unrelenting adoration of Wall Street, probably because of their favorable liquidity characteristics and the perception that they will hold up the best in any economic downturn or international crisis. As long as the Street remains entranced by the liquidity mantra, it will be difficult for small cap stocks to break loose. In the longer run, however, investors inevitably will be drawn to the favorable fundamentals that are girding small cap stock prices. When the mindset does change, we think small cap equities will be poised for a smart rally.

Paul A. Graham, Jr. CFA
Portfolio Manager

David N. Wabnik
Portfolio Manager

---------------------------

The Fund is not insured by the FDIC and is not a deposit with, an obligation of, or guaranteed by Union Bank of Switzerland. The Fund is subject to investment risks, including possible loss of principal amount invested.

Shares of the Fund are distributed by First Fund Distributors, Inc. which is not affiliated with Union Bank of Switzerland.

Unlike other mutual funds, the Fund seeks to achieve its investment objective by investing all of its investable assets in UBS Investor Portfolios Trust -- UBS Small Cap Portfolio (the 'Portfolio') which is a separate fund with an identical investment objective.

Union Bank of Switzerland is voluntarily waiving all shareholder servicing fees for the Fund and reimbursing a portion of the Fund's expenses. Union Bank of Switzerland is also waiving a portion of its advisory fees for the Portfolio. If Union Bank of Switzerland had not waived fees and reimbursed expenses, total return would have been lower. Past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Total Return Index is an unmanaged index that includes 2,000 U.S. small capitalization stocks and is a common measure of the performance of the small capitalization segment of the U.S. stock market.

UBS Small Cap Fund
Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investment in UBS Investor Portfolios Trust --
  UBS Small Cap Portfolio, at value.................................................     $21,380,262
Receivable from sale of capital stock...............................................          14,000
Deferred organization expenses and other assets.....................................          13,349
                                                                                         -----------
          Total Assets..............................................................      21,407,611
                                                                                         -----------

LIABILITIES:
Due to funds services agent.........................................................             758
Administrative services fees payable................................................           1,113
Payable from purchase of capital stock..............................................          71,190
Other accrued expenses..............................................................          24,252
                                                                                         -----------
          Total Liabilities.........................................................          97,313
                                                                                         -----------

NET ASSETS..........................................................................     $21,310,298
                                                                                         -----------
                                                                                         -----------

SHARES OUTSTANDING ($0.001 par value, 10 million shares authorized).................         219,287
                                                                                         -----------
                                                                                         -----------

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE......................     $     97.18
                                                                                         -----------
                                                                                         -----------

COMPOSITION OF NET ASSETS:
Shares of common stock, at par......................................................     $       219
Additional paid-in capital..........................................................      21,639,117
Net unrealized depreciation of investments..........................................          (3,628)
Accumulated undistributed net investment loss.......................................         (11,248)
Accumulated undistributed net realized loss.........................................        (314,162)
                                                                                         -----------
          Net Assets................................................................     $21,310,298
                                                                                         -----------
                                                                                         -----------

------------------------
See notes to financial statements.

UBS Small Cap Fund
Statement of Operations
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Investment Income and Expenses from UBS Investor Portfolios
  Trust -- UBS Small Cap Portfolio
     Interest..........................................................                   $  60,006
     Dividends.........................................................                      39,135
                                                                                          ---------
          Investment income............................................                      99,141
     Total expenses....................................................     $ 94,108
     Less: Fee waiver..................................................      (42,256)
                                                                            --------
     Net expenses......................................................                      51,852
                                                                                          ---------
Net Investment Gain from UBS Investor Portfolios Trust -- UBS Small Cap
  Portfolio............................................................                      47,289

EXPENSES:
Shareholder service fees...............................................       22,998
Administrative services fees...........................................        5,979
Registration fees......................................................       16,821
Reports to shareholders expense........................................       11,332
Transfer agent fees....................................................        7,438
Legal fees.............................................................        5,411
Audit fees.............................................................        5,112
Fund accounting fees...................................................        4,463
Directors' fees........................................................        1,700
Miscellaneous expenses.................................................        4,327
                                                                            --------
     Total expenses....................................................       85,581
     Less: Fee waiver and expense reimbursements.......................      (27,044)
                                                                            --------
     Net expenses......................................................                      58,537
                                                                                          ---------
Net investment loss....................................................                     (11,248)
                                                                                          ---------

NET REALIZED AND UNREALIZED (LOSS) GAIN ON INVESTMENTS FROM UBS
  INVESTOR PORTFOLIOS TRUST -- UBS SMALL CAP PORTFOLIO
Net realized loss on securities transactions...........................                    (318,411)
Net change in unrealized appreciation of investments...................                     523,130
                                                                                          ---------
Net realized and unrealized gain on investments from UBS Investor
  Portfolios Trust -- UBS Small Cap Portfolio..........................                     204,719
                                                                                          ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................                   $ 193,471
                                                                                          ---------
                                                                                          ---------

------------------------
See notes to financial statements.

UBS Small Cap Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                 SIX MONTHS
                                                                                    ENDED        SEPTEMBER 30, 1997*
                                                                                JUNE 30, 1998          THROUGH
                                                                                 (UNAUDITED)      DECEMBER 31, 1997
                                                                                -------------    -------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss..........................................................    $    (11,248)       $    (2,313)
Net realized (loss) gain on securities transactions..........................        (318,411)             6,540
Net change in unrealized appreciation (depreciation) of investments..........         523,130           (526,758)
                                                                                -------------    -------------------
Net increase (decrease) in net assets resulting from operations..............         193,471           (522,531)
                                                                                -------------    -------------------

TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares.............................................      11,099,656         12,731,529
Cost of shares redeemed......................................................      (1,936,827)          (255,000)
                                                                                -------------    -------------------
Net increase in net assets from transactions in shares of common stock.......       9,162,829         12,476,529
                                                                                -------------    -------------------

NET INCREASE IN NET ASSETS...................................................       9,356,300         11,953,998

NET ASSETS:
Beginning of period..........................................................      11,953,998          --
                                                                                -------------    -------------------
End of period (including undistributed net investment loss of $11,248).......    $ 21,310,298        $11,953,998
                                                                                -------------    -------------------
                                                                                -------------    -------------------

------------------------

* Commencement of operations.

See notes to financial statements.

UBS Small Cap Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                    SIX MONTHS
                                                                       ENDED         SEPTEMBER 30, 1997*
                                                                   JUNE 30, 1998           THROUGH
                                                                    (UNAUDITED)       DECEMBER 31, 1997
                                                                   -------------     -------------------

FOR A SHARE OUTSTANDING FOR THE PERIOD
Net asset value, beginning of period...........................       $ 94.38              $100.00
                                                                   -------------          --------
Income from investment operations:
     Net investment loss.......................................         (0.05)                0.00
     Net realized and unrealized gain (loss) on investments....          2.85                (5.62)
                                                                   -------------          --------
Net asset value, end of period.................................       $ 97.18              $ 94.38
                                                                   -------------          --------
                                                                   -------------          --------
Total return...................................................          2.89%               (5.62%)(1)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)..................       $21,310              $11,954
     Ratio of expenses to average net assets(2)................          1.20% (4)            1.20% (3)(4)
     Ratio of net investment loss to average net assets(2).....         (0.12%)(4)           (0.10%)(3)(4)

------------------------

* Commencement of operations.
(1) Not annualized.
(2) Includes the Fund's share of UBS Investor Portfolios Trust -- UBS Small Cap Portfolio expenses and net of fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.75% (annualized) and 2.43% (annualized) for the respective periods.
(3) The annualization of these ratios is affected by the fact that the Investment Advisory Agreement and Investment Sub-Advisory Agreement were not ratified by shareholders until December 22, 1997. Prior to this date, investment advisory services were being provided without compensation.
(4) Annualized.

See notes to financial statements.

UBS Small Cap Fund
Notes to Financial Statements
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. GENERAL

UBS Small Cap Fund (the 'Fund') is a diversified, no-load mutual fund registered under the Investment Company Act of 1940. The Fund is one of several series of UBS Private Investor Funds, Inc. (the 'Company'), an open-end management investment company organized as a corporation under Maryland law. At June 30, 1998, the Company included six other funds, UBS Bond Fund, UBS Value Equity Fund, UBS Institutional International Equity Fund, UBS High Yield Bond Fund, UBS International Equity Fund and UBS Large Cap Growth Fund. These financial statements relate only to the Fund.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the UBS Small Cap Portfolio of UBS Investor Portfolios Trust (the 'Portfolio'), an open-end management investment company that has the same investment objective as that of the Fund. At June 30, 1998, certain shares of the Fund were held by UBS or its affiliates on behalf of its clients.

Investors Bank & Trust Company ('IBT') serves as the Fund's administrator and First Fund Distributors, Inc. ('FFDI') serves as the Fund's distributor. Union Bank of Switzerland, New York Branch ('UBS') serves as the funds services agent to the Fund.

The financial statements of the Portfolio, including its Schedule of Investments, are include elsewhere within this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Significant accounting policies followed by the Fund are as follows:

A. INVESTMENT VALUATION -- The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (54.34% at June 30, 1998). Valuation of securities by the Portfolio is discussed in Note 2A of the Portfolio's Notes to Financial Statements.

B. INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND
LOSSES -- The Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio.

C. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, including the requirement to distribute substantially all of its taxable income, including any net realized capital gains on investment transactions, to its shareholders. Accordingly, no provision for federal income or excise taxes is necessary.

D. DIVIDENDS AND DISTRIBUTIONS -- The Fund declares dividends from net investment income to shareholders of record on the day of declaration. Such dividends are declared and paid annually. Net realized gains, if any, will be distributed at least annually. However, to the extent that net realized gains of the Fund can be reduced by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in

UBS Small Cap Fund
Notes to Financial Statements
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based upon their federal tax-basis treatment; temporary differences do not require reclassification.

E. OTHER -- The Fund bears all costs of its operations other than expenses specifically assumed by IBT, FFDI and UBS. Expenses incurred by the Company on behalf of any two or more funds are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to the Fund are charged directly to the Fund.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

A. ADMINISTRATION AGREEMENT -- Under the terms of an Administration Agreement with the Company, IBT provides overall administrative services and general office facilities. As compensation for such services, the Company has agreed to pay IBT a fee, accrued daily and payable monthly, at an annual rate of 0.065% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. IBT does not receive a fee on average daily net assets in excess of $200 million. For the six months ended June 30, 1998, the administrative services fee amounted to $5,979.

B. DISTRIBUTION AGREEMENT -- Under the terms of a Distribution Agreement, FFDI serves as the distributor of Fund shares. FFDI does not receive any fees from the Fund for services provided pursuant to this agreement.

C. SHAREHOLDER SERVICING AGREEMENT -- The Fund has entered into a Shareholder Servicing Agreement with UBS pursuant to which UBS provides certain services to shareholders of the Fund. The Fund has agreed to pay UBS a fee for these services, accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of the Fund. For the six months ended June 30, 1998, the shareholder service fee amounted to $22,998, all of which was waived.

D. FUNDS SERVICES AGREEMENT -- Under the terms of a Funds Services Agreement with the Company, UBS has agreed to provide certain administrative services to the Fund. UBS is not entitled to any additional compensation pursuant to this agreement.

E. EXPENSE REIMBURSEMENT -- UBS has voluntarily agreed to limit the total operating expenses of the Fund, including its share of the Portfolio's expenses and excluding extraordinary expenses, to an annual rate of 1.20% of the Fund's average daily net assets. For the six months ended June 30, 1998, UBS reimbursed the Fund for expenses totaling $4,046 in connection with this voluntary limitation. UBS may modify or discontinue this voluntary expense limitation at any time with 30 days' advance notice to the Fund.

UBS Small Cap Fund
Notes to Financial Statements
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS
At June 30, 1998 there were 500 million shares of the Company's common stock authorized, of which 10 million shares were classified as common stock of the Fund. Transactions in shares of the Fund were as follows:

                                                       SIX MONTHS
                                                          ENDED        PERIOD FROM SEPTEMBER 30, 1997
                                                      JUNE 30, 1998     (COMMENCEMENT OF OPERATIONS)
                                                       (UNAUDITED)       THROUGH DECEMBER 31, 1997
                                                      -------------    ------------------------------
Shares subscribed..................................       112,064                  129,190
Shares redeemed....................................       (19,434)                  (2,533)
                                                      -------------             ----------
Net increase in shares outstanding.................        92,630                  126,657
                                                      -------------             ----------
                                                      -------------             ----------

UBS Small Cap Portfolio
Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                         MARKET
SHARES                                      SECURITY DESCRIPTION                                          VALUE
------   -------------------------------------------------------------------------------------------   -----------
         COMMON STOCK -- 92.7%
         ADVERTISING -- 2.7%
33,700   HA-LO Industries, Inc.*....................................................................   $ 1,048,913
                                                                                                       -----------

         AEROSPACE/DEFENSE -- 1.3%
17,200   Kellstrom Industries, Inc.*................................................................       498,262
                                                                                                       -----------

         AIRLINES -- 1.4%
24,600   Mesaba Holdings, Inc.*.....................................................................       565,800
                                                                                                       -----------

         BANKING & FINANCIAL INSTITUTIONS -- 10.5%
27,900   Commercial Federal Corporation.............................................................       882,338
19,000   Imperial Bancorp*..........................................................................       570,000
 8,000   Investors Financial Services Corporation...................................................       424,000
30,750   North Fork Bancorporation, Inc.............................................................       751,453
29,800   Peoples Heritage Financial Group, Inc......................................................       704,025
 1,000   Pointe Financial Corporation*..............................................................        15,125
 5,200   UniCapital Corporation*....................................................................        99,450
 9,200   U.S. Trust Corporation.....................................................................       701,500
                                                                                                       -----------
                                                                                                         4,147,891
                                                                                                       -----------
         BIO-TECHNOLOGY -- 0.4%
10,000   COR Therapeutics, Inc.*....................................................................       138,750
                                                                                                       -----------

         BUILDING MATERIALS -- 3.9%
25,000   Elcor Corporation..........................................................................       631,250
16,800   Texas Industries, Inc......................................................................       890,400
                                                                                                       -----------
                                                                                                         1,521,650
                                                                                                       -----------
         COMMERCIAL SERVICES -- 1.9%
 1,600   ACSYS, Inc.*...............................................................................        22,000
17,400   Norrell Corporation........................................................................       346,913
19,500   Personnel Group of America, Inc............................................................       390,000
                                                                                                       -----------
                                                                                                           758,913
                                                                                                       -----------
         CONSUMER FOODS -- 4.2%
14,000   American Italian Pasta Company, Class A*...................................................       521,500
22,000   Richfood Holdings, Inc.....................................................................       455,125
19,500   U.S. Foodservice, Inc.*....................................................................       683,719
                                                                                                       -----------
                                                                                                         1,660,344
                                                                                                       -----------
         CONSUMER GOODS & SERVICES -- 1.7%
21,500   Central Garden & Pet Company*..............................................................       669,188
                                                                                                       -----------

         DRUGS & PHARMACEUTICALS -- 1.1%
22,200   NBTY, Inc..................................................................................       407,925
 1,000   Omega Protein Corporation*.................................................................        15,375
                                                                                                       -----------
                                                                                                           423,300
                                                                                                       -----------
         ELECTRONICS -- 2.9%
 7,000   AFC Cable Systems, Inc.*...................................................................       248,500
18,000   Sanmina Corporation*.......................................................................       780,750
 6,800   SpeedFam International, Inc.*..............................................................       125,375
                                                                                                       -----------
                                                                                                         1,154,625
                                                                                                       -----------
         ENVIRONMENTAL SERVICES -- 2.5%
40,500   Tetra Tech, Inc.*..........................................................................       982,125
                                                                                                       -----------

------------------------
See notes to financial statements.

UBS Small Cap Portfolio
Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                         MARKET
SHARES                                      SECURITY DESCRIPTION                                          VALUE
------   -------------------------------------------------------------------------------------------   -----------
         HEALTH CARE PROVIDERS -- 2.8%
11,700   Genesis Health Ventures, Inc.*.............................................................   $   292,500
20,700   Pediatrix Medical Group Inc.*..............................................................       769,781
 1,200   Province Healthcare Company*...............................................................        33,225
                                                                                                       -----------
                                                                                                         1,095,506
                                                                                                       -----------
         HOME BUILDING -- 2.0%
26,400   Oakwood Homes Corp.........................................................................       792,000
                                                                                                       -----------

         HOUSEHOLD APPLIANCES -- 0.7%
12,600   Comfort Systems USA, Inc.*.................................................................       294,525
                                                                                                       -----------
         INSURANCE -- 4.8%
26,800   Horace Mann Educators Corporation..........................................................       924,600
21,400   Protective Life Corporation................................................................       785,113
 9,000   Vesta Insurance Group, Inc.................................................................       191,813
                                                                                                       -----------
                                                                                                         1,901,526
                                                                                                       -----------
         LODGING -- 2.0%
10,557   Patriot American Hospitality, Inc. REIT (a)................................................       252,708
13,600   Promus Hotel Corporation*..................................................................       523,600
                                                                                                       -----------
                                                                                                           776,308
                                                                                                       -----------
         MACHINERY -- 1.0%
52,000   ITEQ, Inc.*................................................................................       386,750
                                                                                                       -----------

         MANUFACTURING -- 2.0%
19,600   Kuhlman Corporation........................................................................       775,425
                                                                                                       -----------

         MEDICAL SUPPLIES -- 2.6%
22,950   Patterson Dental Company*..................................................................       840,544
 4,200   Safeskin Corporation*......................................................................       172,725
                                                                                                       -----------
                                                                                                         1,013,269
                                                                                                       -----------
         METALS & MINING -- 0.1%
 2,700   Hawk Corporation, Class A*.................................................................        47,588
                                                                                                       -----------
         OFFICE EQUIPMENT AND SUPPLIES -- 2.3%
13,700   United Stationers, Inc.*...................................................................       887,075
                                                                                                       -----------
         OIL SERVICES -- 4.5%
12,600   Friede Goldman International Inc.*.........................................................       363,825
20,700   Pride International, Inc*..................................................................       350,606
16,284   R&B Falcon Corporation*....................................................................       368,426
 8,500   Superior Energy Services, Inc.*............................................................        43,031
32,800   Tuboscope Inc.*............................................................................       647,800
                                                                                                       -----------
                                                                                                         1,773,688
                                                                                                       -----------
         PACKAGING -- 0.0%
   800   Ivex Packaging Corporation*................................................................        18,600
                                                                                                       -----------
         PRINTING & PUBLISHING -- 0.3%
 1,900   Consolidated Graphics, Inc.*...............................................................       112,100
                                                                                                       -----------
         REAL ESTATE -- 2.7%
26,500   Cabot Industrial Trust REIT (a)............................................................       566,438
29,200   Prime Group Realty Trust REIT (a)..........................................................       500,050
                                                                                                       -----------
                                                                                                         1,066,488
                                                                                                       -----------

------------------------
See notes to financial statements.

UBS Small Cap Portfolio
Schedule of Investments
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                                                         MARKET
SHARES                                      SECURITY DESCRIPTION                                          VALUE
------   -------------------------------------------------------------------------------------------   -----------
         RETAIL -- 9.8%
37,400   Casey's General Stores, Inc................................................................   $   309,719
15,700   Ethan Allen Interiors Inc..................................................................       784,019
45,600   Foodmaker, Inc.*...........................................................................       769,500
41,000   General Nutrition Companies, Inc...........................................................       638,063
31,700   Landry's Seafood Restaurants, Inc.*........................................................       573,570
 3,800   Paul Harris Stores, Inc.*..................................................................        50,350
30,000   Pier 1 Imports, Inc........................................................................       716,250
                                                                                                       -----------
                                                                                                         3,841,471
                                                                                                       -----------
         SCIENTIFIC INSTRUMENTS -- 2.8%
18,900   Waters Corporation*........................................................................     1,113,917
                                                                                                       -----------
         TECHNOLOGY -- 7.2%
 5,400   Coherent, Inc.*............................................................................        92,643
 3,100   Dallas Semiconductor Corporation...........................................................        96,100
37,300   Datastream Systems, Inc.*..................................................................       711,031
12,200   Methode Electronics, Inc., Class A.........................................................       189,100
20,300   Paxar Corporation*.........................................................................       233,450
 9,000   SPSS, Inc.*................................................................................       209,250
19,000   Technology Solutions Company*..............................................................       602,063
16,800   Zebra Technologies Corporation*............................................................       718,200
                                                                                                       -----------
                                                                                                         2,851,837
                                                                                                       -----------
         TRANSPORTATION -- 8.8%
15,200   Airborne Freight Corporation...............................................................       531,050
24,400   Coach USA, Inc.*...........................................................................     1,113,246
22,500   Expeditors International of Washington, Inc................................................       990,000
41,100   Swift Transportation Co., Inc..............................................................       814,294
                                                                                                       -----------
                                                                                                         3,448,590
                                                                                                       -----------
         WATER TREATMENT SYSTEMS -- 1.8%
25,500   United States Filter Corporation*..........................................................       715,594
                                                                                                       -----------
TOTAL INVESTMENTS AT MARKET VALUE -- 92.7%
  (COST $36,226,645)................................................................................    36,482,018
OTHER ASSETS IN EXCESS OF LIABILITIES -- 7.3%.......................................................     2,862,265
                                                                                                       -----------
NET ASSETS -- 100.0%................................................................................   $39,344,283
                                                                                                       -----------
                                                                                                       -----------

------------------------

(a) REIT -- Real Estate Investment Trust

 * Non-income producing security.

Note: Based upon the cost of investments of $36,226,645 for Federal Income Tax purposes at June 30, 1998, the aggregate gross unrealized appreciation and depreciation was $3,569,954 and $3,314,581, respectively, resulting in net unrealized appreciation of $255,373.

See notes to financial statements.

UBS Small Cap Portfolio
Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investment, at value (cost $36,226,645)..........................................     $36,482,018
Cash.............................................................................       5,399,923
Dividends and interest receivable................................................          40,336
Deferred organization expenses and other assets..................................             310
                                                                                      -----------
          Total Assets...........................................................      41,922,587
                                                                                      -----------

LIABILITIES:
Investment advisory fees payable.................................................           6,491
Administrative services fees payable.............................................           2,244
Payable for investment securities purchased......................................       2,527,946
Other accrued expenses...........................................................          41,623
                                                                                      -----------
          Total Liabilities......................................................       2,578,304
                                                                                      -----------

NET ASSETS.......................................................................     $39,344,283
                                                                                      -----------
                                                                                      -----------

------------------------
See notes to financial statements.

UBS Small Cap Portfolio
Statement of Operations
For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..............................................................     $117,805
Dividends.............................................................       76,999
                                                                           --------
          Investment income...........................................                   $  194,804

EXPENSES:
Investment advisory fees..............................................      109,636
Administrative services fees..........................................       12,791
Custodian fees and expenses...........................................       22,426
Audit fees............................................................       18,608
Fund accounting fees..................................................       17,356
Legal fees............................................................        2,036
Trustees' fees........................................................        1,984
Insurance expense.....................................................          739
Miscellaneous expenses................................................        1,564
                                                                           --------
          Total expenses..............................................      187,140
          Less: Fee waiver............................................      (84,593)
                                                                           --------
          Net expenses................................................                      102,547
                                                                                         ----------
Net investment income.................................................                       92,257
                                                                                         ----------

NET REALIZED AND UNREALIZED (LOSS) GAIN ON INVESTMENTS
Net realized loss on securities transactions..........................                     (690,267)
Net change in unrealized appreciation of investments..................                    1,265,609
                                                                                         ----------
Net realized and unrealized gain on investments.......................                      575,342
                                                                                         ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                   $  667,599
                                                                                         ----------
                                                                                         ----------

------------------------
See notes to financial statements.

UBS Small Cap Portfolio
Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                 SIX MONTHS
                                                                                    ENDED        SEPTEMBER 30, 1997*
                                                                                JUNE 30, 1998          THROUGH
                                                                                 (UNAUDITED)      DECEMBER 31, 1997
                                                                                -------------    -------------------

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment gain (loss)...................................................    $     92,257        $    (1,481)
Net realized (loss) gain on securities transactions..........................        (690,267)            14,491
Net change in unrealized appreciation (depreciation)
  of investments.............................................................       1,265,609         (1,010,236)
                                                                                -------------    -------------------
Net increase (decrease) in net assets resulting from operations..............         667,599           (997,226)
                                                                                -------------    -------------------

CAPITAL TRANSACTIONS:
Proceeds from contributions..................................................      15,251,180         28,559,733
Value of withdrawals.........................................................      (3,570,284)          (566,719)
                                                                                -------------    -------------------
Net increase in net assets from capital transactions.........................      11,680,896         27,993,014
                                                                                -------------    -------------------

NET INCREASE IN NET ASSETS...................................................      12,348,495         26,995,788

NET ASSETS:
Beginning of period..........................................................      26,995,788          --
                                                                                -------------    -------------------
End of period................................................................    $ 39,344,283        $26,995,788
                                                                                -------------    -------------------
                                                                                -------------    -------------------

------------------------

* Commencement of operations.

See notes to financial statements.

UBS Small Cap Portfolio
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 SIX MONTHS
                                                                                    ENDED        SEPTEMBER 30, 1997*
                                                                                JUNE 30, 1998          THROUGH
                                                                                 (UNAUDITED)      DECEMBER 31, 1997
                                                                                -------------    -------------------

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)................................      $39,344             $26,996
     Ratio of expenses to average net assets(1)..............................         0.56%(3)            1.06% (2)(3)
     Ratio of net investment gain to average net assets(1)...................         0.50%(3)           (0.03%)(2)(3)
     Portfolio turnover......................................................            9%                  3%

------------------------
* Commencement of operations.
(1) Net of fee waivers. Such fee waivers had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.46% (annualized) and 0.09% (annualized) for the respective periods.
(2) The annualization of these ratios is affected by the fact that the Investment Advisory Agreement and Investment Sub-Advisory Agreement were not ratified by shareholders until December 22, 1997. Prior to this date, investment advisory services were being provided without compensation.
(3) Annualized.

See notes to financial statements.

UBS Small Cap Portfolio
Notes to Financial Statements
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. GENERAL

UBS Small Cap Portfolio (the 'Portfolio'), a separate series of UBS Investor Portfolios Trust (the 'Trust'), is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Trust is organized as a trust under the laws of the State of New York. At June 30, 1998, all of the beneficial interests in the Portfolio were held by the UBS Small Cap Fund and UBS Small Cap Fund, Ltd.

The investment adviser of the Portfolio is Union Bank of Switzerland, New York Branch ('UBS'); UBS Asset Management (New York), Inc. ('UBSAM') is the sub-advisor of the portfolio. Investors Fund Services (Ireland) Limited ('IBT Ireland') acts as the Portfolio's administrator.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements:

A. INVESTMENT VALUATION -- Equity securities are valued at the last sale price on the exchange on which they are primarily traded, or in the absence of recorded sales, at the average of readily available closing bid and asked prices, or at the quoted bid price. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market.

Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Board of Trustees (the 'Trustees').

B. ACCOUNTING FOR INVESTMENTS -- Securities transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is accrued daily.

C. U.S. FEDERAL INCOME TAXES -- The Portfolio is considered a partnership under the U.S. Internal Revenue Code (the 'Code'). As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. Accordingly, no provision for federal income taxes is necessary. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Code applicable to regulated investment companies.

D. OTHER -- The Portfolio bears all costs of its operations other than expenses specifically assumed by UBS, UBSAM and IBT Ireland. Expenses incurred by the Trust on behalf of any two or more portfolios are allocated in proportion to net assets of each portfolio, except when allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to the Portfolio are charged directly to the Portfolio.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

A. INVESTMENT ADVISORY AGREEMENT -- The Portfolio has retained the services of UBS as investment adviser and UBSAM as investment sub-adviser. UBS makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments and operations subject to the supervision of UBS and the Trustees. As compensation for overall investment management services, the Trust has agreed to pay UBS an investment advisory fee,

UBS Small Cap Portfolio
Notes to Financial Statements
June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
accrued daily and payable monthly, at an annual rate of 0.60% of the Portfolio's average daily net assets. UBS, in turn, has agreed to pay UBSAM a fee, accrued daily and payable monthly, at an annual rate of 0.40% of the Portfolio's first $25 million average daily net assets, 0.325% of the Portfolio's next $25 million average daily net assets and 0.25% of the Portfolio's average daily net assets in excess of $50 million. For the six months ended June 30, 1998, the investment advisory fee amounted to $109,636. UBS voluntarily agreed to waive $84,593 of this amount.

B. ADMINISTRATION AGREEMENT -- Under the terms of an Administration Agreement with the Trust, IBT Ireland provides overall administrative services and general office facilities to the Portfolio and the Trust. As compensation for such services, the Portfolio has agreed to pay IBT Ireland an administrative services fee, accrued daily and payable monthly, at an annual rate of 0.07% of the Portfolio's first $100 million average daily net assets and 0.05% of the Portfolio's average daily net assets in excess of $100 million. For the six months ended June 30, 1998, the administrative services fee amounted to $12,791.

4. PURCHASE AND SALES OF INVESTMENTS
For the six months ended June 30, 1998, purchases and sales of investment securities, excluding short-term investments, aggregated to $12,818,087 and $3,027,231, respectively.

--------------------------------------------------------------------------------

                               UBS Small Cap Fund
                              200 Clarendon Street
                           Boston, Massachusetts 02116



Investment Adviser                        Union Bank of Switzerland
                                          New York Branch
                                          1345 Avenue of the Americas
                                          New York, NY 10105

Administrator                             Investors Bank & Trust Company
                                          200 Clarendon Street
                                          Boston, Massachusetts 02116

Distributor                               First Fund Distributors, Inc.
                                          4455 East Camelback Road
                                          Phoenix, AZ 85018

Custodian and Transfer Agent              Investors Bank & Trust Company
                                          200 Clarendon Street
                                          Boston, Massachusetts 02116

--------------------------------------------------------------------------------

PART C.   OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

          Indemnification of the Registrant's Trustees is provided for in
          Article VII, Sections 2 and 3 of the Registrant's Agreement and Declaration of Trust dated August 9, 1993, as amended through August 24, 1998, as follows:

          Section 2. Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

          Section 3. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers hereunder shall be binding upon everyone interested in or dealing with the Trust. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

          Section 4. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses, reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify him or her against such liability under the provisions of this Article.

          Indemnification of Registrant's custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided until May 9, 1997 under the following documents:

               (a) Section 12 of Accounting Services Agreement, between the Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit 9(c) as filed electronically with the Commission on February 14, 1996.

               (b) Section 8 of Administration Agreement between the Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit 9(b) as filed electronically with the Commission on February 15, 1996.

               (c) Section 14 of Custodian Agreement between the Registrant and Bankers Trust Company, incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit Nos. 8(a) and 8(b) as filed electronically with the Commission on September 20, 1995.

               (d) Section 19 of Shareholder Services Agreement between Registrant and Fund/Plan Services, Inc., incorporated herein by reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit 9(a) as filed electronically with the Commission on February 15, 1996.

               (e) Section 8 of the Underwriting Agreement between Registrant and Fund/Plan Broker Services, Inc. are incorporated herein by reference to Post-Effective No. 16 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), Exhibit No. (6) as filed electronically with the Commission on February 15, 1996.

          Effective May 10, 1997, indemnification of Registrant's custodian, transfer agent, accounting services provider, administrator and distributor against certain stated liabilities is provided for in the following documents:

               (a)  Sections I.8(a), I.8(c)(iii), I.10, II.A.2, II.B.5, II.C.6,
                    III.1., III.2.(b) through III.2.(e), III.4.(e) and III.9.(b) of the Multiple Services Agreement dated May 9, 1997, as amended through January 23, 1998, between Morgan Stanley Trust Company and the Registrant on behalf of each of the series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

          Effective February 24, 1997, indemnification of Registrant's distributor against certain stated liabilities is provided for in the following document:

               (b) Section 1.10 of the Distribution Agreement between Funds Distributor, Inc. and the Registrant on behalf of each series of the Registrant dated February 24, 1997, as amended through August 24, 1998, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

ITEM 16.  EXHIBITS.

          (1)  Copies of the charter of the registrant as now in effect.

               (a) Certificate of Trust of the Registrant dated August 9, 1993, as filed with the Office of the Secretary of State of the State of Delaware on August 13, 1993, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (b) Agreement and Declaration of Trust dated August 19, 1993, as amended through August 24, 1998, of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (c) Certificates of the Secretary of the Registrant dated April 14, 1998 are incorporated herein by reference to Post-Effective Amendment

                    No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

          (2)  By-Laws.

               By-Laws of The Brinson Funds dated August 9, 1993, are incorporated hereby by reference to Exhibit 2 to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637), as electronically filed with the Commission on August 29, 1996.

          (3)  Voting Trust Agreement.

               Not applicable.

          (4) Copies of the agreement of acquisition, reorganization, merger, liquidation and any amendments to it:

               Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to the Combined Prospectus/Proxy Statement.

          (5)  Instruments Defining the Rights of Security Holders.

               (a) Form of Specimen Share Certificate of The Brinson Funds is incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed with the Commission on July 21, 1994 and is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

                    The rights of security holders of The Brinson Funds are further defined in the following sections of The Brinson Funds By-Laws and Agreement and Declaration of Trust :

                    a.   By-Laws.
                         See Article II "Voting," Section 7 and Section 10.

                    b.   Agreement and Declaration of Trust.
                         See Article III "Shares," Section 1, Section 2 and
                         Section 6.

          (6)  Investment Advisory Contracts.

               (a) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the Global Fund (f/k/a Brinson Global Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (b) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the Global Bond Fund (f/k/a Brinson Global Bond Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (c) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the Global (ex-U.S.) Equity Fund (f/k/a Non-U.S. Equity Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (d) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the Global Equity Fund (f/k/a Brinson Global Equity Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (e) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Equity Fund (f/k/a Brinson U.S. Equity Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (f) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the U.S.

                    Balanced Fund (f/k/a Brinson U.S. Balanced Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (g) Investment Advisory Agreement dated April 25, 1995 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Bond Fund (f/k/a Brinson U.S. Bond Fund) series, and Secretary's Certificate relating thereto, is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (h) Investment Advisory Agreement dated November 24, 1997 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Large Capitalization Equity Fund series is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (i) Form of Investment Advisory Agreement dated December __, 1998 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Large Capitalization Growth Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

               (j) Form of Investment Advisory Agreement dated December __, 1998 between Brinson Partners, Inc. and the Registrant on behalf of the U.S. Small Capitalization Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

               (k) Form of Investment Advisory Agreement dated December __, 1998 between Brinson Partners, Inc. and the Registrant on behalf of the High Yield Bond Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

               (l) Form of Investment Advisory Agreement dated December __, 1998 between Brinson Partners, Inc. and the Registrant on behalf of the Emerging Markets Equity Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

               (m) Form of Investment Advisory Agreement dated December __, 1998 between Brinson Partners, Inc. and the Registrant on behalf of the Emerging Markets Debt Fund series is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

          (7)  Underwriting or Distribution Contracts.

               Distribution Agreement dated February 24, 1997, as amended through August 24, 1998, between Funds Distributor, Inc. and the Registrant on behalf of each series is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-
               6637) as filed electronically with the Commission on September 15, 1998.

          (8)  Bonus, Profit Sharing, Pension or Other Similar Contracts.

               Not applicable.

          (9)  Custodian Agreements.

               Custodial arrangements are provided under the Multiple Services Agreement dated May 9, 1997, as amended through January 23, 1998, between Morgan Stanley Trust Company and the Registrant on behalf of each series of the Registrant which is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-
               6637) as filed electronically with the Commission on September 15, 1998, and forms of amendments to Schedule B1 and Schedule F are incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

          (10) Rule 12b-1 Plan and Rule 18f-3 Plan.

               (a) Amended Distribution Plan dated February 21, 1995, as amended through August 24, 1998, relating to the UBS Investment Fund class of shares (f/k/a the SwissKey Fund Class) of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998 and form of amendment to Schedule A is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

               (b) Distribution Plan dated June 30, 1997, as amended through August 24, 1998, relating to the Brinson Fund-Class N shares of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998 and amendment to Schedule A is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

               (c) Selected Dealer and Selling Agreement as last approved on August 24, 1998 for the UBS Investment Fund class of shares (f/k/a SwissKey Fund Class) of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998 and amendment to Exhibits A and B are incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

               (d) The Selected Dealer and Selling Agreements as approved November 24, 1997 on behalf of each series of The Brinson Funds are incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998.

               (e) Revised Multiple Class Plan dated May 19, 1997, as amended through August 24, 1998, pursuant to Rule 18f-3 on behalf of each series of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 15, 1998 and amendment to Appendix A is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

          (11) Opinion of Counsel.

               Legal opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Registrant, as to the legality of the securities being registered, is incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A (File Nos. 33-47287 and 811-6637) as filed electronically with the Commission on September 18, 1998.

          (12) Opinion of Counsel Supporting the Tax Matters and Consequences to Shareholders.

               Form of tax opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to the Registrant, supporting the tax matters and consequences to shareholders discussed in the prospectus is filed electronically herewith as EX-8.

          (13) Other Material Contracts.

               Not applicable.

          (14) Other Opinions and Consents.

               (a) Consent of Ernst & Young LLP, independent auditors to the Registrant, is filed electronically herewith as EX-23.1.

               (b) Consent of PricewaterhouseCoopers, LLP, independent auditors to the UBS Private Investor Funds, Inc., is filed electronically herewith as EX-23.2.

               (c) Consent of PricewaterhouseCoopers, independent auditors to the UBS Investor Portfolios Trust, is electronically filed herewith as EX-23.3.

          (15) Omitted Financial Statements.

               Not applicable.

          (16)  Power of Attorney.

               (a) Power-of-Attorney appointing Karl Hartmann, Lloyd Lipsett, Kathleen O'Neill, Eddie Wang and Paul Roselli as attorneys-in-fact and agents is filed electronically herewith as EX-24.

               (b) Certificate of Secretary and resolution relating to the appointment of power of attorney is filed electronically herewith as EX-24.1.

ITEM 17.  UNDERTAKINGS.

          (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

          Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chicago, and State of Illinois, on the 21st day of September 1998.

                              THE BRINSON FUNDS



                              By:/s/ E. Thomas McFarlan
                                 ----------------------
                                 E. Thomas McFarlan
                                 President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE:                           TITLE:                   DATE:


/s/ E. Thomas McFarlan*              President,               September 21, 1998
----------------------------------
E. Thomas McFarlan


/s/ Frank K. Reilly*                 Chairman and Trustee     September 21, 1998
----------------------------------
Frank K. Reilly


/s/ Walter E. Auch*                  Trustee                  September 21, 1998
----------------------------------
Walter E. Auch


/s/ Edward M. Roob*                  Trustee                  September 21, 1998
----------------------------------
Edward M. Roob


/s/ Carolyn M. Burke*                Principal Accounting     September 21, 1998
----------------------------------
Carolyn M. Burke                     Officer, Secretary and
                                     Treasurer

* By: /s/Lloyd Lipsett
      ----------------
      As Attorney-in-Fact and Agent Pursuant to Power of Attorney

                                 EXHIBIT INDEX

                                                    Sequentially
                                                    Numbered
Exhibit No.     Document                            Page
-----------     --------                            ----

EX - 8          Form of tax opinion of Stradley, Ronon, Stevens & Young, LLP

Ex - 23.1       Consent of Ernst & Young LLP, independent
                auditors, relating to The Brinson Funds

Ex - 23.2       Consents of PricewaterhouseCoopers, LLP independent
                auditors, relating to the UBS Private Investor Funds, Inc.

Ex - 23.3       Consent of PricewaterhouseCoopers, independent auditors,
                relating to UBS Investor Portfolios Trust

Ex - 24         Power of Attorney

Ex - 24.1       Certificate of Secretary and resolution relating to appointment of Power of Attorney

                                       6